EXPLANATORY NOTE

This is a post-qualification amendment to an offering statement on Form 1-A filed by RSE Archive, LLC. The offering statement was originally filed by RSE Archive, LLC on August 13, 2019 and has been amended by RSE Archive, LLC on multiple occasions since that date. The offering statement, as amended by pre-qualification amendments, was initially qualified by the U.S. Securities and Exchange Commission on October 11, 2019.

Different series of RSE Archive, LLC have already been offered or have been qualified but not yet launched as of the date hereof, by RSE Archive, LLC under the offering statement, as amended and qualified. Each such series of RSE Archive, LLC will continue to be offered and sold by RSE Archive, LLC following the filing of this post-qualification amendment subject to the offering conditions contained in the offering statement, as qualified.

The purpose of this post-qualification amendment is to add to the offering statement, as amended and qualified, the offering of additional series of RSE Archive, LLC. The series already offered, or qualified but not yet launched as of the date hereof, under the offering statement, and the additional series being added to the offering statement by means of this post-qualification amendment, are outlined in the “Master Series Table” contained in the section titled “Interests in Series Covered by This Amendment” of the Offering Circular to this post-qualification amendment.

This Post-Qualification Offering Circular Amendment No. 15 amends the Post-Qualification Offering Circular No. 14 of  RSE Archive LLC, dated October 14,2020 as qualified on October 28, 2020, and as may be amended and supplemented from time to time (the “Offering Circular”), to add additional securities to be offered pursuant to the Offering Circular. Unless otherwise defined below, capitalized terms used herein shall have the same meanings as set forth in the Offering Circular. An offering statement pursuant to Regulation A relating to these securities has been filed with the Securities and Exchange Commission. Information contained in this Preliminary Offering Circular is subject to completion or amendment. To the extent not already qualified under Regulation A, these securities may not be sold nor may offers to buy be accepted before the offering statement filed with the Commission is qualified. We may elect to satisfy our obligation to deliver a Final Offering Circular by sending you a notice within two business days after the completion of our sale to you that contains the URL where the Final Offering Circular or the offering statement in which such Final Offering Circular was filed may be obtained.

POST-QUALIFICATION OFFERING CIRCULAR AMENDMENT NO. 15

SUBJECT TO COMPLETION; DATED NOVEMBER 10, 2020

RSE ARCHIVE, LLC

250 LAFAYETTE STREET, 2nd FLOOR, NEW YORK, NY 10012

(347-952-8058) Telephone Number

www.rallyrd.com

This Post-Qualification Amendment relates to the offer and sale of series of interest, as described below, to be issued by RSE Archive, LLC (the “Company,” “RSE Archive,” “we,” “us,” or “our”).

		Series Membership Interests Overview
		Price to Public	Underwriting Discounts and Commissions (1)(2)(3)	Proceeds to Issuer	Proceeds to Other Persons

Series #52MANTLE	Per Unit	$132.00		$132.00
	Total Minimum	$105,600		$105,600
	Total Maximum	$132,000		$132,000

Series #71MAYS	Per Unit	$28.50		$28.50
	Total Minimum	$45,600		$45,600
	Total Maximum	$57,000		$57,000

Series #RLEXPEPSI	Per Unit	$8.90		$8.90
	Total Minimum	$14,240		$14,240
	Total Maximum	$17,800		$17,800

Series #10COBB	Per Unit	$39.00		$39.00
	Total Minimum	$31,200		$31,200
	Total Maximum	$39,000		$39,000

Series #POTTER	Per Unit	$24.00	$24.00
	Total Minimum	$57,600	$57,600
	Total Maximum	$72,000	$72,000

Series #TWOCITIES	Per Unit	$72.50	$72.50
	Total Minimum	$11,600	$11,600
	Total Maximum	$14,500	$14,500

Series #FROST	Per Unit	$67.50	$67.50
	Total Minimum	$10,800	$10,800
	Total Maximum	$13,500	$13,500

Series #BIRKINBLEU	Per Unit	$58.00	$58.00
	Total Minimum	$46,400	$46,400
	Total Maximum	$58,000	$58,000

Series #SMURF	Per Unit	$17.25	$17.25
	Total Minimum	$27,600	$27,600
	Total Maximum	$34,500	$34,500

Series #70RLEX	Per Unit	$20.00	$20.00
	Total Minimum	$16,000	$16,000
	Total Maximum	$20,000	$20,000

Series #EINSTEIN	Per Unit	$7.25	$7.25
	Total Minimum	$11,600	$11,600
	Total Maximum	$14,500	$14,500

Series #HONUS	Per Unit	$52.00	$52.00
	Total Minimum	$416,000	$416,000
	Total Maximum	$520,000	$520,000

Series #75ALI	Per Unit	$23.00	$23.00
	Total Minimum	$36,800	$36,800
	Total Maximum	$46,000	$46,000

Series #71ALI	Per Unit	$15.50	$15.50
	Total Minimum	$24,800	$24,800
	Total Maximum	$31,000	$31,000

Series #APROAK	Per Unit	$75.00	$75.00
	Total Minimum	$60,000	$60,000
	Total Maximum	$75,000	$75,000

Series #88JORDAN	Per Unit	$11.00	$11.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BIRKINBOR	Per Unit	$26.25	$26.25
	Total Minimum	$42,000	$42,000
	Total Maximum	$52,500	$52,500

Series #33RUTH	Per Unit	$38.50	$38.50
	Total Minimum	$61,600	$61,600
	Total Maximum	$77,000	$77,000

Series #SPIDER1	Per Unit	$22.00	$22.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BATMAN3	Per Unit	$78.00	$78.00
	Total Minimum	$62,400	$62,400
	Total Maximum	$78,000	$78,000

Series #ROOSEVELT	Per Unit	$19.50	$19.50
	Total Minimum	$15,600	$15,600
	Total Maximum	$19,500	$19,500

Series #ULYSSES	Per Unit	$51.00	$51.00
	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #56MANTLE	Per Unit	$1.00	$1.00
	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #AGHOWL	Per Unit	$38.00	$38.00
	Total Minimum	$15,200	$15,200
	Total Maximum	$19,000	$19,000

Series #98JORDAN	Per Unit	$64.00	$64.00
	Total Minimum	$102,400	$102,400
	Total Maximum	$128,000	$128,000

Series #18ZION	Per Unit	$30.00	$30.00
	Total Minimum	$12,000	$12,000
	Total Maximum	$15,000	$15,000

Series #SNOOPY	Per Unit	$12.75	$12.75
	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #APOLLO11	Per Unit	$32.00	$32.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #24RUTHBAT	Per Unit	$85.00	$85.00
	Total Minimum	$204,000	$204,000
	Total Maximum	$255,000	$255,000

Series #YOKO	Per Unit	$80.00	$80.00
	Total Minimum	$12,800	$12,800
	Total Maximum	$16,000	$16,000

Series #86JORDAN	Per Unit	$40.00	$40.00
	Total Minimum	$32,000	$32,000
	Total Maximum	$40,000	$40,000

Series #RUTHBALL1	Per Unit	$14.50	$14.50
	Total Minimum	$23,200	$23,200
	Total Maximum	$29,000	$29,000

Series #HULK1	Per Unit	$44.50	$44.50
	Total Minimum	$71,200	$71,200
	Total Maximum	$89,000	$89,000

Series #HIMALAYA	Per Unit	$70.00	$70.00
	Total Minimum	$112,000	$112,000
	Total Maximum	$140,000	$140,000

Series #55CLEMENTE	Per Unit	$38.00	$38.00
	Total Minimum	$30,400	$30,400
	Total Maximum	$38,000	$38,000

Series #38DIMAGGIO	Per Unit	$22.00	$22.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BOND1	Per Unit	$39.00	$39.00
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #LOTR	Per Unit	$29.00	$29.00
	Total Minimum	$23,200	$23,200
	Total Maximum	$29,000	$29,000

Series #CATCHER	Per Unit	$25.00	$25.00
	Total Minimum	$10,000	$10,000
	Total Maximum	$12,500	$12,500

Series #SUPER21	Per Unit	$1.00	$1.00
	Total Minimum	$6,800	$6,800
	Total Maximum	$8,500	$8,500

Series #BATMAN1	Per Unit	$71.00	$71.00
	Total Minimum	$56,800	$56,800
	Total Maximum	$71,000	$71,000

Series #GMTBLACK1	Per Unit	$28.00	$28.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #BIRKINTAN	Per Unit	$28.00	$28.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #61JFK	Per Unit	$11.50	$11.50
	Total Minimum	$18,400	$18,400
	Total Maximum	$23,000	$23,000

Series #50JACKIE	Per Unit	$1.00	$1.00
	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #POKEMON1	Per Unit	$25.00	$25.00
	Total Minimum	$100,000	$100,000
	Total Maximum	$125,000	$125,000

Series #LINCOLN	Per Unit	$20.00	$20.00
	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

Series #STARWARS1	Per Unit	$1.00	$1.00
	Total Minimum	$9,600	$9,600
	Total Maximum	$12,000	$12,000

Series #56TEDWILL	Per Unit	$45.00	$45.00
	Total Minimum	$72,000	$72,000
	Total Maximum	$90,000	$90,000

Series #68MAYS	Per Unit	$19.50	$19.50
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #TMNT1	Per Unit	$65.00	$65.00
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #CAPTAIN3	Per Unit	$37.00	$37.00
	Total Minimum	$29,600	$29,600
	Total Maximum	$37,000	$37,000

Series #51MANTLE	Per Unit	$17.00	$17.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #CHURCHILL	Per Unit	$1.00	$1.00
	Total Minimum	$6,000	$6,000
	Total Maximum	$7,500	$7,500

Series #SHKSPR4	Per Unit	$115.00	$115.00
	Total Minimum	$92,000	$92,000
	Total Maximum	$115,000	$115,000

Series #03KOBE	Per Unit	$8.00	$8.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #03LEBRON	Per Unit	$17.00	$17.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #03JORDAN	Per Unit	$20.50	$20.50
	Total Minimum	$32,800	$32,800
	Total Maximum	$41,000	$41,000

Series #39TEDWILL	Per Unit	$5.00	$5.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #94JETER	Per Unit	$45.00	$45.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #2020TOPPS	Per Unit	$10.00	$10.00
	Total Minimum	$80,000	$80,000
	Total Maximum	$100,000	$100,000

Series #FANFOUR1	Per Unit	$52.50	$52.50
	Total Minimum	$84,000	$84,000
	Total Maximum	$105,000	$105,000

Series #86RICE	Per Unit	$1.00	$1.00
	Total Minimum	$18,400	$18,400
	Total Maximum	$23,000	$23,000

Series #DAREDEV1	Per Unit	$1.00	$1.00
	Total Minimum	$9,200	$9,200
	Total Maximum	$11,500	$11,500

Series #85MARIO	Per Unit	$50.00	$50.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #TOS39	Per Unit	$45.00	$45.00
	Total Minimum	$108,000	$108,000
	Total Maximum	$135,000	$135,000

Series #05LATOUR	Per Unit	$9.80	$9.80
	Total Minimum	$7,840	$7,840
	Total Maximum	$9,800	$9,800

Series #16SCREAG	Per Unit	$39.00	$39.00
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #14DRC	Per Unit	$54.00	$54.00
	Total Minimum	$43,200	$43,200
	Total Maximum	$54,000	$54,000

Series #57MANTLE	Per Unit	$1.00	$1.00
	Total Minimum	$6,400	$6,400
	Total Maximum	$8,000	$8,000

Series #FAUBOURG	Per Unit	$75.00	$75.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #SOBLACK	Per Unit	$56.00	$56.00
	Total Minimum	$44,800	$44,800
	Total Maximum	$56,000	$56,000

Series #GATSBY	Per Unit	$50.00	$50.00
	Total Minimum	$160,000	$160,000
	Total Maximum	$200,000	$200,000

Series #93DAYTONA	Per Unit	$21.00	$21.00
	Total Minimum	$33,600	$33,600
	Total Maximum	$42,000	$42,000

Series #09TROUT	Per Unit	$20.00	$20.00
	Total Minimum	$180,000	$180,000
	Total Maximum	$225,000	$225,000

Series #57STARR	Per Unit	$1.00	$1.00
	Total Minimum	$6,400	$6,400
	Total Maximum	$8,000	$8,000

Series #AF15	Per Unit	$25.00	$25.00
	Total Minimum	$160,000	$160,000
	Total Maximum	$200,000	$200,000

Series #03KOBE2	Per Unit	$4.00	$4.00
	Total Minimum	$18,400	$18,400
	Total Maximum	$23,000	$23,000

Series #JOBSMAC	Per Unit	$10.00	$10.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #16PETRUS	Per Unit	$5.00	$5.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #ALICE	Per Unit	$1.00	$1.00
	Total Minimum	$9,600	$9,600
	Total Maximum	$12,000	$12,000

Series #SPIDER10	Per Unit	$5.00	$5.00
	Total Minimum	$16,800	$16,800
	Total Maximum	$21,000	$21,000

Series #62MANTLE	Per Unit	$25.00	$25.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #BATMAN6	Per Unit	$13.50	$13.50
	Total Minimum	$21,600	$21,600
	Total Maximum	$27,000	$27,000

Series #CLEMENTE2	Per Unit	$35.00	$35.00
	Total Minimum	$56,000	$56,000
	Total Maximum	$70,000	$70,000

Series #37HEISMAN	Per Unit	$46.00	$46.00
	Total Minimum	$368,000	$368,000
	Total Maximum	$460,000	$460,000

Series #79STELLA	Per Unit	$5.00	$5.00
	Total Minimum	$55,200	$55,200
	Total Maximum	$69,000	$69,000

Series #NASA1	Per Unit	$30.00	$30.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #TKAM	Per Unit	$16.00	$16.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #04LEBRON	Per Unit	$10.00	$10.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #APEOD	Per Unit	$62.00	$62.00
	Total Minimum	$24,800	$24,800
	Total Maximum	$31,000	$31,000

Series #15PTKWT	Per Unit	$108.00	$108.00
	Total Minimum	$86,400	$86,400
	Total Maximum	$108,000	$108,000

Series #AMZFNT15	Per Unit	$65.00	$65.00
	Total Minimum	$26,000	$26,000
	Total Maximum	$32,500	$32,500

Series #HALONFR	Per Unit	$27.00	$27.00
	Total Minimum	$21,600	$21,600
	Total Maximum	$27,000	$27,000

Series #AVENGERS1	Per Unit	$54.00	$54.00
	Total Minimum	$216,000	$216,000
	Total Maximum	$270,000	$270,000

Series #SUPER14	Per Unit	$25.00	$25.00
	Total Minimum	$104,000	$104,000
	Total Maximum	$130,000	$130,000

Series #DUNE	Per Unit	$13.25	$13.25
	Total Minimum	$10,600	$10,600
	Total Maximum	$13,250	$13,250

Series #ANMLFARM	Per Unit	$10.00	$10.00
	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #JUSTICE1	Per Unit	$43.00	$43.00
	Total Minimum	$172,000	$172,000
	Total Maximum	$215,000	$215,000

Series #59JFK	Per Unit	$13.00	$13.00
	Total Minimum	$20,800	$20,800
	Total Maximum	$26,000	$26,000

Series #GRAPES	Per Unit	$19.50	$19.50
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #AVENGE57	Per Unit	$1.00	$1.00
	Total Minimum	$16,000	$16,000
	Total Maximum	$20,000	$20,000

Series #PICNIC	Per Unit	$27.00	$27.00
	Total Minimum	$43,200	$43,200
	Total Maximum	$54,000	$54,000

Series #KEROUAC	Per Unit	$20.00	$20.00
	Total Minimum	$78,400	$78,400
	Total Maximum	$98,000	$98,000

Series #09BEAUX	Per Unit	$5.00	$5.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #13BEAUX	Per Unit	$5.00	$5.00
	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #09RBLEROY	Per Unit	$25.00	$25.00
	Total Minimum	$86,000	$86,000
	Total Maximum	$107,500	$107,500

Series #00MOUTON	Per Unit	$13.50	$13.50
	Total Minimum	$21,600	$21,600
	Total Maximum	$27,000	$27,000

Series #11BELAIR	Per Unit	$11.00	$11.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #06BRM	Per Unit	$10.00	$10.00
	Total Minimum	$14,800	$14,800
	Total Maximum	$18,500	$18,500

Series #17DUJAC	Per Unit	$8.00	$8.00
	Total Minimum	$20,800	$20,800
	Total Maximum	$26,000	$26,000

Series #00NEWMAN	Per Unit	$5.00	$5.00
	Total Minimum	$12,400	$12,400
	Total Maximum	$15,500	$15,500

Series #FAUBOURG2	Per Unit	$15.00	$15.00
	Total Minimum	$132,000	$132,000
	Total Maximum	$165,000	$165,000

Series #03TACHE	Per Unit	$5.00	$5.00
	Total Minimum	$62,400	$62,400
	Total Maximum	$78,000	$78,000

Series #THOR	Per Unit	$20.00	$20.00
	Total Minimum	$172,000	$172,000
	Total Maximum	$215,000	$215,000

Series #85NES	Per Unit	$4.00	$4.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #WILDGUN	Per Unit	$7.00	$7.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #88MARIO	Per Unit	$15.00	$15.00
	Total Minimum	$24,000	$24,000
	Total Maximum	$30,000	$30,000

Series #GOLDENEYE	Per Unit	$5.00	$5.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #13MUSIGNY	Per Unit	$20.00	$20.00
	Total Minimum	$196,000	$196,000
	Total Maximum	$245,000	$245,000

Series #DIMAGGIO2	Per Unit	$10.50	$10.50
	Total Minimum	$16,800	$16,800
	Total Maximum	$21,000	$21,000

Series #85JORDAN	Per Unit	$25.00	$25.00
	Total Minimum	$200,000	$200,000
	Total Maximum	$250,000	$250,000

Series #00BRADY	Per Unit	$12.00	$12.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #34GEHRIG	Per Unit	$7.00	$7.00
	Total Minimum	$28,000	$28,000
	Total Maximum	$35,000	$35,000

Series #69KAREEM	Per Unit	$11.00	$11.00
	Total Minimum	$22,000	$22,000
	Total Maximum	$27,500	$27,500

Series #16KOBE	Per Unit	$8.00	$8.00
	Total Minimum	$640,000	$640,000
	Total Maximum	$800,000	$800,000

Series #TORNEK	Per Unit	$5.00	$5.00
	Total Minimum	$132,000	$132,000
	Total Maximum	$165,000	$165,000

Series #NEWTON	Per Unit	$10.00	$10.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #MOONSHOE	Per Unit	$10.00	$10.00
	Total Minimum	$144,000	$144,000
	Total Maximum	$180,000	$180,000

Series #70AARON	Per Unit	$3.00	$3.00
	Total Minimum	$14,400	$14,400
	Total Maximum	$18,000	$18,000

Series #13GIANNIS	Per Unit	$5.00	$5.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #03LEBRON2	Per Unit	$20.00	$20.00
	Total Minimum	$80,000	$80,000
	Total Maximum	$100,000	$100,000

Series #BULLSRING	Per Unit	$10.00	$10.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #09COBB	Per Unit	$4.00	$4.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #18LAMAR	Per Unit	$8.00	$8.00
	Total Minimum	$49,600	$49,600
	Total Maximum	$62,000	$62,000

Series #51HOWE	Per Unit	$9.00	$9.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #86FLEER	Per Unit	$10.00	$10.00
	Total Minimum	$132,000	$132,000
	Total Maximum	$165,000	$165,000

Series #58PELE	Per Unit	$10.00	$10.00
	Total Minimum	$252,000	$252,000
	Total Maximum	$315,000	$315,000

Series #58PELE2	Per Unit	$5.00	$5.00
	Total Minimum	$21,200	$21,200
	Total Maximum	$26,500	$26,500

Series #04MESSI	Per Unit	$5.00	$5.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #99TMB2	Per Unit	$6.00	$6.00
	Total Minimum	$48,000	$48,000
	Total Maximum	$60,000	$60,000

Series #98KANGA	Per Unit	$8.00	$8.00
	Total Minimum	$136,000	$136,000
	Total Maximum	$170,000	$170,000

Series #FEDERAL	Per Unit	$15.00	$15.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

(1) Dalmore Group, LLC (the “BOR”) will be acting as a broker of record and entitled to a Brokerage Fee (as described in “Offering Summary” – “Use of Proceeds”) and described in greater detail under “Plan of Distribution and Subscription Procedure – Broker” and “– Fees and Expenses” for additional information.

(2) DriveWealth, LLC (the “Custodian”) will be acting as custodian of interests and hold brokerage accounts for interest holders in connection with the Company’s offerings and will be entitled to a Custody Fee (as described in “Offering Summary” – “Use of Proceeds”) and described in greater detail under “Plan of Distribution and Subscription Procedure – Custodian” and “– Fees and Expenses” for additional information. For all offerings of the Company which closed or launch prior to the agreement with the Custodian, signed on January 7 , 2020, interests are transferred into the Custodian brokerage accounts upon consent of the individual investors who purchased such shares or have transferred money into escrow in anticipation of purchasing such shares at the close of the currently ongoing offerings.

(3) No underwriter has been engaged in connection with the Offering (as defined below) and neither the BOR, nor any other entity, receives a finder’ fee or any underwriting or placement agent discounts or commissions in relation to any Offering of Interests (as defined below). We intend to distribute all offerings of membership interests in any series of the Company principally through the Rally Rd.™ platform and any successor platform used by the Company for the offer and sale of interests, (the “Rally Rd.™ Platform” or the “Platform”), as described in greater detail under “Plan of Distribution and Subscription Procedure” for additional information.

The Company is offering, on a best efforts basis, a minimum (the “Total Minimum”) to a maximum (the “Total Maximum”) of membership interests of each of the following series of the Company, highlighted in gray in the “Master Series Table” in the “Interests In Series Covered By This Amendment” section. Series not highlighted in gray have completed their respective offerings at the time of this filing and the number of interests in the table represents the actual interests sold. The sale of membership interests is being facilitated by the BOR, a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and member of FINRA and is registered in each state where the offer or sales of the Interests (as defined below) will occur. It is anticipated that Interests will be offered and sold only in states where the BOR is registered as a broker-dealer.  For the avoidance of doubt, the BOR does not and will not solicit purchases of Interests or make any recommendations regarding the Interests to prospective investors.

All of the series of the Company offered hereunder may collectively be referred to herein as the “Series”.  The interests of all Series described above may collectively be referred to herein as the “Interests” and the offerings of the Interests may collectively be referred to herein as the “Offerings”.  See “Description of the Interests Offered” for additional information regarding the Interests.

The Company is managed by RSE Archive Manager, LLC, a Delaware limited liability company (the “Manager”). The Manager is a single-member entity owned by RSE Markets, Inc. (“RSE Markets”).

It is anticipated that the Company’s core business will be the identification, acquisition, marketing and management of memorabilia, collectible items and alcohol, collectively referred to as “Memorabilia Assets” or the “Asset Class,” for the benefit of the investors. The Series assets referenced in the “Interests In Series Covered By This Amendment” section may be referred to herein, collectively, as the “Underlying Assets”. Any individuals, dealers or auction company which owns an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the closing of an Offering from which proceeds are used to acquire the Underlying Asset may be referred to herein as an “Asset Seller.” See “Description of the Business” for additional information regarding the Asset Class.

RSE Markets will serve as the asset manager (the “Asset Manager”) for each Series of the Company and provides services to the Underlying Assets in accordance with each Series’ Asset Management Agreement (see “Description of the Business” – “Description of the Asset Management Agreement” for additional information).

This Offering Circular describes each individual Series found in the “Interests In Series Covered By This Amendment” section.

The Interests represent an investment in a particular Series and thus indirectly the Underlying Asset and do not represent an investment in the Company or the Manager generally.  We do not anticipate that any Series will own any assets other than the Underlying Asset associated with such

Series.  However, we expect that the operations of the Company, including the issuance of additional Series of Interests and their acquisition of additional assets, will benefit investors by enabling each Series to benefit from economies of scale and by allowing investors to enjoy the Company’s Underlying Asset collection at the Membership Experience Programs (as described in “Description of the Business – Business of the Company”).

A purchaser of the Interests may be referred to herein as an “Investor” or “Interest Holder.”  There will be a separate closing with respect to each Offering (each, a “Closing”). The Closing of an Offering will occur on the earliest to occur of (i) the date subscriptions for the Total Maximum Interests for a Series have been accepted or (ii) a date determined by the Manager in its sole discretion, provided that subscriptions for the Total Minimum Interests of such Series have been accepted.  If Closing has not occurred, an Offering shall be terminated upon (i) the date which is one year from the date such Offering Circular or Amendment, as applicable, is qualified by the U.S. Securities and Exchange Commission, or the “Commission”, which period may be extended with respect to a particular Series by an additional six months by the Manager in its sole discretion, or (ii) any date on which the Manager elects to terminate the Offering for a particular Series in its sole discretion.

No securities are being offered by existing security-holders.

Each Offering is being conducted under Tier II of Regulation A (17 CFR 230.251 et. seq.) and the information contained herein is being presented in Offering Circular format.  The Company is not offering, and does not anticipate selling, Interests in any of the Offerings in any state where the BOR is not registered as a broker-dealer. The subscription funds advanced by prospective Investors as part of the subscription process will be held in a non-interest-bearing escrow account with Atlantic Capital Bank, N.A., the “Escrow Agent”, and will not be commingled with the operating account of the Series, until, if and when there is a Closing with respect to that Series.  See “Plan of Distribution and Subscription Procedure” and “Description of Interests Offered” for additional information.

A purchase of Interests in a Series does not constitute an investment in either the Company or an Underlying Asset directly, or in any other Series of Interest.  This results in limited voting rights of the Investor, which are solely related to a particular Series, and are further limited by the Limited Liability Company Agreement of the Company (as amended from time to time, the “Operating Agreement”), described further herein.  Investors will have voting rights only with respect to certain matters, primarily relating to amendments to the Operating Agreement that would adversely change the rights of the Interest Holders and removal of the Manager for “cause”.  The Manager and the Asset Manager thus retain significant control over the management of the Company, each Series and the Underlying Assets.  Furthermore, because the Interests in a Series do not constitute an investment in the Company as a whole, holders of the Interests in a Series are not expected to receive any economic benefit from, or be subject to the liabilities of, the assets of any other Series.  In addition, the economic Interest of a holder in a Series will not be identical to owning a direct undivided Interest in an Underlying Asset because, among other things, a Series will be required to pay corporate taxes before distributions are made to the holders, and the Asset Manager will receive a fee in respect of its management of the Underlying Asset.

This Offering Circular contains forward-looking statements which are based on current expectations and beliefs concerning future developments that are difficult to predict.  Neither the Company nor the Manager or Asset Manager can guarantee future performance, or that future developments affecting the Company, the Manager, the Asset Manager, or the Platform will be as currently anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.  Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for additional information.

There is currently no public trading market for any Interests, and an active market may not develop or be sustained.  If an active public or private trading market for our securities does not develop or is not sustained, it may be difficult or impossible for you to resell your Interests at any price. Even if a public or private market does develop, the market price could decline below the amount you paid for your Interests.

The Interests offered hereby are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose their entire investment. There can be no assurance that the Company’s investment objectives will be achieved or that a secondary market would ever develop for the Interests, whether via the Platform, via third party registered broker-dealers or otherwise. Prospective Investors should obtain their own legal and tax advice prior to making an investment in the Interests and should be aware that an investment in the Interests may be exposed to other risks of an exceptional nature from time to time. Please see “Risk Factors” for additional information.

GENERALLY, NO SALE MAY BE MADE TO YOU IN ANY OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(d)(2)(i)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO HTTP://WWW.INVESTOR.GOV.

NOTICE TO RESIDENTS OF THE STATES OF TEXAS AND WASHINGTON:

WE ARE LIMITING THE OFFER AND SALE OF SECURITIES IN THE STATES OF TEXAS AND WASHINGTON TO A MAXIMUM OF $5 MILLION IN ANY 12-MONTH PERIOD. WE RESERVE THE RIGHT TO REMOVE OR MODIFY SUCH LIMIT AND, IN THE EVENT WE DECIDE TO OFFER AND SELL ADDITIONAL SECURITIES IN THESE STATES, WE WILL FILE A POST-QUALIFICATION SUPPLEMENT TO THE OFFERING STATEMENT OF WHICH THIS OFFERING CIRCULAR IS A PART IDENTIFYING SUCH CHANGE.

The United States Securities and Exchange Commission does not pass upon the merits of or give its approval to any securities offered or the terms of the Offering, nor does it pass upon the accuracy or completeness of any Offering Circular or other solicitation materials. These securities are offered pursuant to an exemption from registration with the Commission; however, the Commission has not made an independent determination that the securities offered are exempt from registration. This Preliminary Offering Circular shall not constitute an offer to sell or the solicitation of an offer to buy, nor may there be any sales of these securities in, any state in which such offer, solicitation or sale would be unlawful before registration or qualification of the offer and sale under the laws of such state.

An investment in the Interests involves a high degree of risk. See “Risk Factors” for a description of some of the risks that should be considered before investing in the Interests.

TABLE OF CONTENTS

RSE ARCHIVE, LLC

SECTIONPAGE

EXPLANATORY NOTE1

INCORPORATION BY REFERENCE OF OFFERING CIRCULAR2

INTERESTS IN SERIES COVERED BY THIS AMENDMENT4

AMENDED AND RESTATED USE OF PROCEEDS – SERIES #TORNEK19

DESCRIPTION OF THE SERIES TORNEK-RAYVILLE REF. TR-90021

AMENDED AND RESTATED USE OF PROCEEDS – SERIES #NEWTON23

DESCRIPTION OF SERIES PRINCIPIA25

USE OF PROCEEDS – SERIES #MOONSHOE27

DESCRIPTION OF SERIES 1972 NIKE MOON SHOE29

USE OF PROCEEDS – SERIES #70AARON31

DESCRIPTION OF SERIES 1970 TOPPS HANK AARON CARD33

USE OF PROCEEDS – SERIES #13GIANNIS35

DESCRIPTION OF SERIES 2013 PANINI GIANNIS ANTETOKOUNMPO CARD37

USE OF PROCEEDS – SERIES #03LEBRON239

DESCRIPTION OF SERIES 2003-04 TOPPS LEBRON JAMES CARD41

USE OF PROCEEDS – SERIES #BULLSRING43

DESCRIPTION OF SERIES 1990S BULLS CHAMPIONSHIP RINGS45

USE OF PROCEEDS – SERIES #09COBB48

DESCRIPTION OF SERIES 1909-11 T206 TY COBB CARD50

USE OF PROCEEDS – SERIES #18LAMAR52

DESCRIPTION OF SERIES 2018 NATIONAL TREASURES LAMAR JACKSON CARD54

USE OF PROCEEDS – SERIES #51HOWE56

DESCRIPTION OF SERIES 1951 PARKHURST GORDIE HOWE CARD58

USE OF PROCEEDS – SERIES #86FLEER60

DESCRIPTION OF SERIES 1986-87 FLEER BASKETBALL WAX BOX62

USE OF PROCEEDS – SERIES #58PELE64

DESCRIPTION OF SERIES 1958 ALIFABOLAGET PELE ROOKIE CARD66

USE OF PROCEEDS – SERIES #58PELE268

DESCRIPTION OF SERIES 1958 EDITORA AQUARELA PELE CARD70

USE OF PROCEEDS – SERIES #04MESSI72

DESCRIPTION OF SERIES 2004-05 PANINI LIONEL MESSI CARD74

USE OF PROCEEDS – SERIES #99TMB276

DESCRIPTION OF SERIES 1999 POKEMON TROPICAL MEGA BATTLE CARD78

USE OF PROCEEDS – SERIES #98KANGA80

DESCRIPTION OF SERIES 1998 POKEMON KANGASKHAN HOLO CARD82

USE OF PROCEEDS – SERIES #FEDERAL84

DESCRIPTION OF SERIES THE FEDERALIST86

RSE ARCHIVE, LLC FINANCIAL STATEMENTSF-1

EXHIBIT INDEXIII-1

INCORPORATION BY REFERENCE OF OFFERING CIRCULAR

The Offering Circular, including this Post-Qualification Amendment, is part of an offering statement (File No. 024-11057) that was filed with the Securities and Exchange Commission. We hereby incorporate by reference into this Post-Qualification Amendment all of the information contained in the following:

1.Supplement No. 1 Dated November 6, 2020 to the Post-Qualification Offering Circular Amendment No. 14 Dated October 14, 2020, with respect to Series #00BRADY.

2.Part II of the Post-Qualification Amendment to Offering Circular No. 14 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 14

3.Supplement No. 1 Dated October 5, 2020 to the Post-Qualification Offering Circular Amendment No. 11 Dated September 28, 2020, with respect to Series #03KOBE2.

4.Part II of the Post-Qualification Amendment to Offering Circular No. 11 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Risk Factors

•Management’s Discussion and Analysis of Financial Condition and Results of Operation

•Plan of Distribution and Subscription Procedure

•Management

•Compensation

•Principal Interest Holders

5.Part II of the Post-Qualification Amendment to Offering Circular No. 10 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 10

6.Supplement No. 1 Dated August 31, 2020 to the Post-Qualification Offering Circular Amendment No. 9 Dated August 7, 2020, with respect to Series #16PETRUS.

7.Part II of the Post-Qualification Amendment to Offering Circular No. 9 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 9

8.Part II of the Post-Qualification Amendment to Offering Circular No.8 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 8

9.Part II of the Post-Qualification Amendment to Offering Circular No.7 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 7

10.Part II of the Post-Qualification Amendment to Offering Circular No.6 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Cautionary Note Regarding Forward-Looking Statements

•Trademarks and Trade Names

•Additional Information

•Offering Summary

•Potential Conflicts of Interest

•Dilution

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 6

•Description of The Business

•Description of Interests Offered

•Material United States Tax Considerations

•Where to Find Additional Information

Note that any statement we make in this Post-Qualification Amendment (or have made in the Offering Circular) will be modified or superseded by an inconsistent statement made by us in a subsequent offering circular supplement or Post-Qualification Amendment.

INTERESTS IN SERIES COVERED BY THIS AMENDMENT

The master series table below, referred to at times as the “Master Series Table,” shows key information related to each Series. This information will be referenced in the following sections when referring to the Master Series Table. In addition, see the “Description of Underlying Asset” and “Use of Proceeds” section for each individual Series for further details.

Series / Series Name	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#52MANTLE / Series Mickey Mantle Card	10/11/2019	1952 Topps #311 Mickey Mantle Card	Purchase Option Agreement	Closed	10/18/2019	10/25/2019	$132.00	1,000	$132,000 (3)	$3,090	9/29/2020
#71MAYS / Series Willie Mays Jersey	10/11/2019	1971 Willie Mays Jersey	Purchase Option Agreement	Closed	10/25/2019	10/31/2019	$28.50	2,000	$57,000 (3)	$1,830	10/13/2020
#RLEXPEPSI / Series Rolex Gmt-Master II Pepsi	10/11/2019	Rolex GMT Master II 126710BLRO	Purchase Agreement	Closed	11/1/2019	11/6/2019	$8.90	2,000	$17,800 (3)	$22	10/20/2020
#10COBB / Series E98 Ty Cobb	10/11/2019	1910 E98 Ty Cobb Card	Purchase Option Agreement	Closed	11/8/2019	11/14/2019	$39.00	1,000	$39,000 (3)	$1,510	10/6/2020
#POTTER / Series Harry Potter	10/11/2019	1997 First Edition Harry Potter	Purchase Agreement	Closed	11/15/2019	11/21/2019	$24.00	3,000	$72,000 (3)	($510)	11/3/2020
#TWOCITIES / Series A Tale of Two Cities	10/11/2019	First Edition A Tale of Two Cities	Purchase Option Agreement	Closed	11/15/2019	11/21/2019	$72.50	200	$14,500 (3)	$55	10/20/2020
#FROST / Series A Boy’s Will	10/11/2019	First Edition A Boy's Will	Purchase Option Agreement	Closed	11/15/2019	11/21/2019	$67.50	200	$13,500 (3)	$865	10/27/2020
#BIRKINBLEU / Series Hermès Birkin Bag	11/1/2019	Bleu Saphir Lizard Hermès Birkin	Upfront Purchase	Closed	11/22/2019	11/27/2019	$58.00	1,000	$58,000 (3)	$170	11/3/2020
#SMURF / Series Rolex Submariner "Smurf"	11/1/2019	Rolex Submariner Date "Smurf" Ref. 116619LB	Upfront Purchase	Closed	11/22/2019	11/27/2019	$17.25	2,000	$34,500 (3)	$2,905	7/28/2020
#70RLEX / Series Rolex Beta 21	10/11/2019	1970 Rolex Ref. 5100 Beta 21	Purchase Agreement	Closed	11/29/2019	12/6/2019	$20.00	1,000	$20,000 (3)	$50	8/11/2020

#EINSTEIN / Series Philosopher-Scientist	10/11/2019	First Edition of Philosopher-Scientist	Purchase Option Agreement	Closed	12/6/2019	12/13/2019	$7.25	2,000	$14,500 (3)	$855	8/4/2020
#HONUS / Series T206 Honus Wagner Card	11/27/2019	1909-1911 T206 Honus Wagner Card	Purchase Option Agreement	Closed	12/11/2019	12/26/2019	$52.00	10,000	$520,000 (3)	$5,572	8/11/2020
#75ALI / Series Ali-Wepner Fight Boots	11/1/2019	1975 Muhammad Ali Boots worn in fight against Chuck Wepner	Purchase Agreement	Closed	12/19/2019	12/29/2019	$23.00	2,000	$46,000 (3)	($10)	9/1/2020
#71ALI / Series “Fight of The Century” Contract	10/11/2019	1971 “Fight of the Century” Contract	Purchase Option Agreement	Sold - $40,000 Acquisition Offer Accepted on 02/07/2020	12/16/2019	12/30/2019	$15.50	2,000	$31,000 (3)	$1,090	2/6/2020
#APROAK / Series Audemars Piguet A-Series	11/1/2019	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	Upfront Purchase	Closed	12/6/2019	1/2/2020	$75.00	1,000	$75,000 (3)	($63)	9/15/2020
#88JORDAN / Series Michael Jordan 1988 Sneakers	11/1/2019	1988 Michael Jordan Nike Air Jordan III Sneakers	Purchase Agreement	Closed	1/19/2020	1/27/2020	$11.00	2,000	$22,000 (3)	$230	9/1/2020
#BIRKINBOR / Series Hermès Bordeaux Porosus Birkin Bag	12/18/2019	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	Purchase Option Agreement	Closed	2/13/2020	2/20/2020	$26.25	2,000	$52,500 (3)	$225	8/25/2020
#33RUTH / Series 1933 Goudey Babe Ruth Card	12/18/2019	1933 Goudey #144 Babe Ruth Card	Upfront Purchase	Closed	2/20/2020	2/26/2020	$38.50	2,000	$77,000 (3)	$603	9/22/2020
#SPIDER1 / Series 1963 Amazing Spider-Man #1	12/18/2019	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	Purchase Option Agreement	Closed	2/28/2020	3/4/2020	$22.00	1,000	$22,000 (3)	$230	9/15/2020
#BATMAN3 / Series 1940 Batman #3	12/18/2019	1940 D.C. Comics Batman #3 CGC NM 9.4	Purchase Option Agreement	Closed	2/28/2020	3/4/2020	$78.00	1,000	$78,000 (3)	$585	9/22/2020

#ROOSEVELT / Series African Game Trails	10/11/2019	First Edition African Game Trails	Purchase Option Agreement	Closed	3/6/2020	3/10/2020	$19.50	1,000	$19,500 (3)	$1,008	9/15/2020
#ULYSSES / Series Ulysses	10/11/2019	1935 First Edition Ulysses	Purchase Option Agreement	Closed	3/6/2020	3/10/2020	$51.00	500	$25,500 (3)	$695	9/22/2020
#56MANTLE / Series 1956 Topps Mickey Mantle Card	12/18/2019	1956 Topps #135 Mickey Mantle Card	Upfront Purchase	Closed	1/3/2020	3/11/2020	$1.00	10,000	$10,000 (3)	($650)	8/25/2020
#AGHOWL / Series Howl and Other Poems	10/11/2019	First Edition Howl and Other Poems	Purchase Option Agreement	Closed	3/6/2020	3/11/2020	$38.00	500	$19,000 (3)	$810	10/13/2020
#98JORDAN / Series Michael Jordan Jersey	10/11/2019	1998 Michael Jordan Jersey	Purchase Option Agreement	Sold - $165,000 Acquisition Offer Accepted on 05/08/2020	3/9/2020	3/22/2020	$64.00	2,000	$128,000 (3)	$4,160	5/14/2020
#18ZION / Series Zion Williamson 2018 Sneakers	11/1/2019	2018 Zion Williamson Adidas James Harden Sneakers	Upfront Purchase	Closed	3/27/2020	4/2/2020	$30.00	500	$15,000 (3)	$200	10/6/2020
#SNOOPY / Series 2015 Omega Speedmaster "Silver Snoopy"	11/27/2019	2015 Omega Speedmaster Moonwatch	Upfront Purchase	Closed	4/2/2020	4/7/2020	$12.75	2,000	$25,500 (3)	($55)	8/18/2020
#APOLLO11 / Series New York Times Apollo 11	11/1/2019	Apollo 11 Crew-Signed New York Times Cover	Upfront Purchase	Closed	4/8/2020	4/19/2020	$32.00	1,000	$32,000 (3)	$130	8/18/2020
#24RUTHBAT / Series 1924 Babe Ruth Bat	12/18/2019	1924 George "Babe" Ruth Professional Model Bat	Purchase Agreement	Closed	4/10/2020	5/3/2020	$85.00	3,000	$255,000 (3)	($513)	9/8/2020
#YOKO / Series Grapefruit	10/11/2019	First Edition Grapefruit	Purchase Option Agreement	Closed	4/29/2020	5/11/2020	$80.00	200	$16,000 (3)	$840	9/8/2020

#86JORDAN / Series 1986 Fleer Michael Jordan Card	4/30/2020	1986 Fleer #57 Michael Jordan Card	Upfront Purchase	Sold - $80,000 Acquisition Offer Accepted on 06/01/2020	5/6/2020	5/13/2020	$40.00	1,000	$40,000 (3)	$600	6/1/2020
#RUTHBALL1 / Series 1934-39 Babe Ruth Ball	4/30/2020	1934-39 Official American League Babe Ruth Single Signed Baseball	Purchase Agreement	Closed	5/8/2020	5/24/2020	$14.50	2,000	$29,000 (3)	$510	9/8/2020
#HULK1 / Series 1962 The Incredible Hulk #1	4/30/2020	1962 The Incredible Hulk #1 CGC VF 8.0	Purchase Agreement	Closed	5/12/2020	5/24/2020	$44.50	2,000	$89,000 (3)	$143	9/8/2020
#HIMALAYA / Series Hermès Himalaya Birkin Bag	12/18/2019	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	Purchase Option Agreement	Closed	5/19/2020	5/27/2020	$70.00	2,000	$140,000 (3)	$6,300	9/15/2020
#55CLEMENTE / Series 1955 Topps Roberto Clemente Card	4/30/2020	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	Purchase Agreement	Closed	5/28/2020	6/4/2020	$38.00	1,000	$38,000 (3)	$520	9/22/2020
#38DIMAGGIO / Series 1938 Goudey Joe DiMaggio Card	4/30/2020	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	Purchase Agreement	Closed	5/28/2020	6/4/2020	$22.00	1,000	$22,000 (3)	$680	9/15/2020
#BOND1 / Series Casino Royale	4/30/2020	1953 First Edition, First Issue Casino Royale	Upfront Purchase	Closed	6/4/2020	6/12/2020	$39.00	1,000	$39,000 (3)	$510	10/6/2020
#LOTR / Series The Lord of the Rings Trilogy	4/30/2020	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	Upfront Purchase	Closed	6/4/2020	6/12/2020	$29.00	1,000	$29,000 (3)	$10	9/29/2020
#CATCHER / Series The Catcher in the Rye	4/30/2020	1951 First Edition, First Issue The Catcher in the Rye	Upfront Purchase	Closed	6/4/2020	6/12/2020	$25.00	500	$12,500 (3)	$25	10/13/2020
#SUPER21 / Series Superman #21	4/30/2020	1943 Superman #21 CGC VF/NM 9.0 comic book	Purchase Option Agreement	Closed	5/7/2020	6/17/2020	$1.00	8,500	$8,500 (3)	$615	10/6/2020
#BATMAN1 / Series 1940 Batman #1	4/30/2020	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	Purchase Agreement	Closed	6/11/2020	6/18/2020	$71.00	1,000	$71,000 (3)	$658	9/29/2020

#GMTBLACK1 / Series Rolex GMT-Master ref. 16758	4/30/2020	Rolex 18k Yellow Gold GMT-Master ref. 16758	Upfront Purchase	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520	10/13/2020
#BIRKINTAN / Series Hermès Tangerine Ostrich Birkin Bag	4/30/2020	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	Purchase Option Agreement	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520	10/13/2020
#61JFK / Series Inaugural Addresses	6/8/2020	1961 inscribed copy of Inaugural Addresses of the Presidents of the United States	Purchase Agreement	Closed	6/27/2020	7/7/2020	$11.50	2,000	$23,000 (3)	$5,520	10/27/2020
#50JACKIE / Series 1950 Jackie Robinson Card	4/30/2020	1950 Bowman #22 Jackie Robinson Card	Upfront Purchase	Sold - $13,000 Acquisition Offer Accepted on 10/07/2020	6/10/2020	7/8/2020	$1.00	10,000	$10,000 (3)	$100	10/13/2020
#POKEMON1 / Series 1999 Pokémon First Edition Set	4/30/2020	1999 Pokemon First Edition PSA GEM MT 10 Complete Set	Upfront Purchase	Closed	6/23/2020	7/8/2020	$25.00	5,000	$125,000 (3)	$4,213	10/20/2020
#LINCOLN / Series 1864 Abraham Lincoln Photo	6/8/2020	1864 Signed, Vignetted Portrait of Abraham Lincoln	Purchase Agreement	Closed	7/1/2020	7/9/2020	$20.00	4,000	$80,000 (3)	$13,900	10/27/2020
#STARWARS1 / Series Star Wars #1	6/8/2020	1977 Star Wars #1 CGC VF/NM 9.0 comic book	Purchase Agreement	Closed	7/1/2020	7/14/2020	$1.00	12,000	$12,000 (3)	$980	11/3/2020
#56TEDWILL / Series 1956 Ted Williams Jersey	6/8/2020	1956 Ted Williams Game-Worn Red Sox Home Jersey	Purchase Agreement	Closed	7/16/2020	7/26/2020	$45.00	2,000	$90,000 (3)	$7,825	10/27/2020
#68MAYS / Series 1968 Willie Mays Bat	6/8/2020	1968 Willie Mays Signed and Game-Used Adirondack M63 Model Bat	Purchase Agreement	Closed	7/17/2020	7/26/2020	$19.50	2,000	$39,000 (3)	$5,510
#TMNT1 / Series Teenage Mutant Ninja Turtles #1	6/8/2020	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	Purchase Option Agreement	Closed	7/23/2020	7/30/2020	$65.00	1,000	$65,000 (3)	$3,720	11/3/2020

#CAPTAIN3 / Series Captain America #3	4/30/2020	1941 Captain America Comics #3 CGC VG/FN 5.0 comic book	Purchase Option Agreement	Closed	7/23/2020	7/30/2020	$37.00	1,000	$37,000 (3)	$464
#51MANTLE / Series 1951 Bowman Mickey Mantle Card	6/8/2020	1951 Bowman #253 Mickey Mantle Card	Purchase Agreement	Closed	7/16/2020	7/30/2020	$17.00	2,000	$34,000 (3)	$3,060
#CHURCHILL / Series Second World War	4/30/2020	First English Edition copies of Volumes I-VI of The Second World War by Winston Churchill	Upfront Purchase	Closed	7/7/2020	8/6/2020	$1.00	7,500	$7,500 (3)	$25
#SHKSPR4 / Series 1685 Shakespeare Fourth Folio	4/30/2020	1685 Fourth Folio of William Shakespeare’s Comedies, Histories, and Tragedies	Purchase Agreement	Closed	7/30/2020	8/6/2020	$115.00	1,000	$115,000 (3)	$7,282
#03KOBE / Series 2003-04 UD Kobe Bryant Card	7/20/2020	2003-2004 Upper Deck Exquisite Collection Limited Logos #KB Kobe Bryant Signed Game Used Patch Card	Purchase Agreement	Closed	8/2/2020	8/16/2020	$8.00	6,250	$50,000 (3)	$4,400
#03LEBRON / Series 2003-04 UD LeBron James Card	7/20/2020	2003-2004 Upper Deck Exquisite Collection LeBron James Patches Autographs Card	Purchase Agreement	Closed	8/5/2020	8/16/2020	$17.00	2,000	$34,000 (3)	$7,560
#03JORDAN / Series 2003-04 UD Michael Jordan Card	7/20/2020	2003-2004 Upper Deck Exquisite Collection Michael Jordan Patches Autographs Card	Purchase Agreement	Closed	8/6/2020	8/16/2020	$20.50	2,000	$41,000 (3)	$6,490
#39TEDWILL / Series 1939 Play Ball Ted Williams Card	7/20/2020	1939 Gum Inc. Play Ball #92 Ted Williams Rookie Card	Purchase Agreement	Closed	8/13/2020	8/24/2020	$5.00	5,600	$28,000 (3)	($1,130)
#94JETER / Series 1994 Derek Jeter Jersey	7/20/2020	1994 Derek Jeter Signed and Game-Worn Columbus Clippers Away Jersey	Purchase Agreement	Closed	8/9/2020	8/24/2020	$45.00	1,000	$45,000 (3)	$4,450
#2020TOPPS / Series 2020 Topps Complete Set	7/20/2020	Ten (10) Complete Sets of Topps 2020 Limited First Edition Series 1 & 2 Topps Baseball Cards	Purchase Option Agreement	Closed	8/13/2020	8/25/2020	$10.00	10,000	$100,000 (3)	$100

#FANFOUR1 / Series 1961 Fantastic Four #1	4/30/2020	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	Purchase Option Agreement	Closed	8/23/2020	9/2/2020	$52.50	2,000	$105,000 (3)	$2,563
#86RICE / Series 1986 Topps Jerry Rice Card	7/20/2020	1986 Topps #161 Jerry Rice Rookie Card	Purchase Agreement	Closed	7/28/2020	9/15/2020	$1.00	23,000	$23,000 (3)	$1,636
#DAREDEV1 / Series Daredevil #1	6/8/2020	1964 Daredevil #1 CGC VF/NM 9.0 comic book	Purchase Agreement	Closed	7/28/2020	9/15/2020	$1.00	11,500	$11,500 (3)	$985
#85MARIO / Series 1985 Super Mario Bros.	6/8/2020	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	Purchase Option Agreement	Closed	8/16/2020	9/15/2020	$50.00	3,000	$150,000 (3)	$6,775
#TOS39 / Series Tales of Suspense #39	7/20/2020	1963 Tales of Suspense #39 CGC NM 9.4 comic book	Purchase Agreement	Closed	8/27/2020	9/15/2020	$45.00	3,000	$135,000 (3)	$12,038
#05LATOUR / Series 2005 Château Latour	7/20/2020	One case of twelve (12) 75cl bottles of 2005 Château Latour	Purchase Agreement	Closed	9/3/2020	9/15/2020	$9.80	1,000	$9,800 (3)	$1,161
#16SCREAG / 2016 Screaming Eagle	7/20/2020	Four cases of three (3) 75cl bottles of 2016 Screaming Eagle	Purchase Agreement	Closed	9/3/2020	9/15/2020	$39.00	1,000	$39,000 (3)	$5,566
#14DRC / Series 2014 Domaine de la Romanée-Conti	7/20/2020	One case of twelve (12) 75cl bottles of 2014 Domaine de la Romanée-Conti	Purchase Agreement	Closed	9/3/2020	9/15/2020	$54.00	1,000	$54,000 (3)	$6,380
#57MANTLE / Series 1957 Topps Mickey Mantle Card	7/20/2020	1957 Topps #95 Mickey Mantle Card	Purchase Agreement	Closed	9/6/2020	9/21/2020	$1.00	8,000	$8,000 (3)	($1,182)
#FAUBOURG / Series Hermès Sellier Faubourg Birkin	4/30/2020	2019 Hermès 20cm Sellier Faubourg Brown Multicolor Birkin with Palladium Hardware	Purchase Option Agreement	Closed	9/9/2020	9/21/2020	$75.00	2,000	$150,000 (3)	$31,675
#SOBLACK / Series Hermès So Black Birkin	4/30/2020	2010 Hermès 30cm Black Calf Box Leather “So Black” Birkin with PVD Hardware	Purchase Option Agreement	Closed	9/10/2020	10/1/2020	$56.00	1,000	$56,000 (3)	$4,087

#GATSBY / Series The Great Gatsby	6/8/2020	inscribed First Edition, First Issue copy of The Great Gatsby by F. Scott Fitzgerald	Purchase Option Agreement	Closed	9/14/2020	10/1/2020	$50.00	4,000	$200,000 (3)	$10,800
#93DAYTONA / Series Rolex Daytona ref. 16528	7/20/2020	1993 Rolex Oyster Perpetual Cosmograph Daytona ref. 16528	Purchase Agreement	Closed	9/24/2020	10/1/2020	$21.00	2,000	$42,000 (3)	$3,480
#09TROUT / Series 2009 Bowman Mike Trout Card	9/24/2020	2009 Bowman Chrome Draft Prospects #DBPP89 Mike Trout (Orange Refractor) Signed Rookie Card	Purchase Agreement	Closed	9/28/2020	10/8/2020	$20.00	11,250	$225,000 (3)	($4,540)
#57STARR / Series 1957 Topps Bart Starr Card	7/20/2020	1957 Topps #119 Bart Starr Rookie Card	Purchase Agreement	Closed	9/16/2020	10/8/2020	$1.00	8,000	$8,000 (3)	($1,182)
#AF15 / Series Amazing Fantasy #15	8/21/2020	1962 Amazing Fantasy #15 CGC VF 8.0 comic book	Purchase Agreement	Closed	10/9/2020	10/19/2020	$25.00	8,000	$200,000 (3)	$6,898
#03KOBE2 / Series 2003-04 UD Patch Auto Kobe Bryant Card	9/24/2020	2003-04 Upper Deck Exquisite Collection Patches Autographs #KB Kobe Bryant Card graded BGS MINT 9	Purchase Agreement	Closed	10/6/2020	10/22/2020	$4.00	5,750	$23,000 (3)	$641
#JOBSMAC / Series 1986 Steve Jobs Signed Computer	8/21/2020	1986 Macintosh Plus Computer Signed by Steve Jobs	Upfront Purchase	Closed	10/11/2020	10/22/2020	$10.00	5,000	$50,000 (3)	$13,168
#16PETRUS / Series 2016 Chateau Petrus	7/20/2020	Two cases of six (6) 75cl bottles of 2016 Château Petrus	Purchase Agreement	Closed	8/29/2020	11/3/2020	$5.00	9,000	$45,000 (3)	$5,214
#ALICE / Series Alice’s Adventures in Wonderland	7/20/2020	1866 First Edition, Second Issue copy of Alice’s Adventures in Wonderland by Lewis Carroll	Purchase Option Agreement	Closed	9/6/2020	11/3/2020	$1.00	12,000	$12,000 (3)	$1,480
#SPIDER10 / Series 1963 Amazing Spider-Man #10	8/21/2020	1963 Marvel Comics Amazing Spider-Man #10 CGC NM/M 9.8 comic book	Purchase Agreement	Closed	9/6/2020	11/3/2020	$5.00	4,200	$21,000 (3)	$1,688

#62MANTLE / Series 1962 Mickey Mantle World Series Bat	9/24/2020	1962 Mickey Mantle Professional Model Bat Attributed to the 1962 World Series	Purchase Agreement	Closed	10/19/2020	11/4/2020	$25.00	6,000	$150,000 (3)	$14,775
#BATMAN6 / Series Batman #6	6/8/2020	1941 Batman #6 CGC NM 9.4 comic book	Purchase Agreement	Closed	10/21/2020	11/4/2020	$13.50	2,000	$27,000 (3)	$2,330
#CLEMENTE2 / Series 1959 Roberto Clemente Bat	9/24/2020	1959 Roberto Clemente Signature Model Bat	Purchase Agreement	Closed	9/29/2020	11/9/2020	$35.00	1,600 / 2,000	$56,000 / $70,000	$8,175
#37HEISMAN / Series 1937 Heisman Memorial Trophy	8/21/2020	1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank	Purchase Agreement	Open	10/3/2020	Q4 2020 or Q1 2021	$46.00	8,000 / 10,000	$368,000 / $460,000	$41,350
#79STELLA / Series Rolex Ref. 18038 Coral Stella	9/24/2020	1979 Rolex Ref. 18038 Coral “Stella Dial” Day-Date	Purchase Agreement	Open	10/5/2020	Q4 2020 or Q1 2021	$5.00	11,040 / 13,800	$55,200 / $69,000	$5,693
#NASA1 / Series Apollo 11 Control Stick	9/24/2020	1969 Buzz Aldrin NASA Apollo 11 space-flown control stick	Purchase Agreement	Open	10/25/2020	Q4 2020 or Q1 2021	$30.00	8,000 / 10,000	$240,000 / $300,000	$39,793
#TKAM / Series To Kill a Mockingbird	6/8/2020	1960 Inscribed First Edition copy of To Kill a Mockingbird by Harper Lee	Purchase Agreement	Open	10/26/2020	Q4 2020 or Q1 2021	$16.00	1,600 / 2,000	$25,600 / $32,000	$1,980
#04LEBRON / 2004-05 UD Jersey Auto LeBron James Card	10/28/2020	2004-05 Upper Deck Exquisite Collection Extra Exquisite Jerseys Autographs #LJ LeBron James Card graded BGS GEM MINT 9.5	Purchase Agreement	Open	10/29/2020	Q4 2020 or Q1 2021	$10.00	4,000 / 5,000	$40,000 / $50,000	$4,400
#SUPER14 / Series Superman #14	7/20/2020	1942 Superman #14 CGC NM 9.4 comic book	Purchase Agreement	Open	11/6/2020	Q4 2020 or Q1 2021	$25.00	4,160 / 5,200	$104,000 / $130,000	$7,125

#85JORDAN / 1985 Michael Jordan Rookie Sneakers	10/28/2020	1985 Michael Jordan Rookie Game Worn Nike Air Jordan I Sneakers	Purchase Agreement	Open	11/8/2020	Q4 2020 or Q1 2021	$25.00	8,000 / 10,000	$200,000 / $250,000	$5,025
#APEOD / Series Audemars Piguet "End of Days"	11/1/2019	Audemars Piguet Royal Oak Offshore "End of Days" Ref.25770SN.O.0001KE.01	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$62.00	400 / 500	$24,800 / $31,000	$940
#15PTKWT / Series Patek Philippe World Time	11/1/2019	Patek Philippe Complications World Time Ref. 5131R-001	Purchase Option Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$108.00	800 / 1,000	$86,400 / $108,000	($140)
#AMZFNT15 / Series 1962 Amazing Fantasy #15	4/30/2020	1962 Amazing Fantasy #15 CGC VG+ 4.5	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$65.00	400 / 500	$26,000 / $32,500	$575
#HALONFR / Series Halo: Combat Evolved	7/20/2020	2001 Halo: Combat Evolved [NFR Not For Resale] Wata 9.8 A++ Sealed Xbox Video Game	Purchase Option Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$27.00	800 / 1,000	$21,600 / $27,000	$2,630
#AVENGERS1 / Series 1963 Avengers #1	7/20/2020	1963 Avengers #1 CGC NM + 9.6 comic book	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$54.00	4,000 / 5,000	$216,000 / $270,000	$14,675
#DUNE / Series Inscribed First Edition Dune	7/20/2020	1965 Inscribed First Edition Copy of Frank Herbert’s Dune	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$13.25	800 / 1,000	$10,600 / $13,250	$1,418
#ANMLFARM / Series Animal Farm	8/21/2020	First Edition, First printing of Animal Farm by George Orwell	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$10.00	800 / 1,000	$8,000 / $10,000	$500
#JUSTICE1 / Series Justice League of America #1	8/21/2020	1960 Justice League of America #1 CGC NM+ 9.6 comic book	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$43.00	4,000 / 5,000	$172,000 / $215,000	$20,638
#59JFK / Series Profiles in Courage	8/21/2020	1959 Inscribed Presentation Copy of Profiles in Courage by John F. Kennedy	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$13.00	1,600 / 2,000	$20,800 / $26,000	$1,540

#GRAPES / Series Grapes of Wrath	8/21/2020	1939 Inscribed First Edition Presentation copy of The Grapes of Wrath by John Steinbeck	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$19.50	1,600 / 2,000	$31,200 / $39,000	$6,410
#AVENGE57 / Series 1968 Avengers #57	8/21/2020	1968 Marvel Avengers #57 CGC NM/M 9.8 comic book	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$1.00	16,000 / 20,000	$16,000 / $20,000	$1,700
#PICNIC / Series Hermès Picnic Kelly 35	8/21/2020	Limited Edition Natural Barénia Leather & Osier Picnic Kelly 35cm Bag with palladium hardware	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$27.00	1,600 / 2,000	$43,200 / $54,000	$4,360
#KEROUAC / Series On The Road	9/24/2020	1957 inscribed First Edition, Presentation Copy of "On the Road" by Jack Kerouac	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$20.00	3,920 / 4,900	$78,400 / $98,000	$10,585
#09BEAUX / Series 2009 Vosne-Romanee Les Beaux Monts, Leroy	9/24/2020	One case of twelve (12) bottles of 2009 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$5.00	5,440 / 6,800	$27,200 / $34,000	$3,085
#13BEAUX / Series 2013 Vosne-Romanee Les Beaux Monts, Leroy	9/24/2020	One case of twelve (12) bottles of 2013 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$5.00	4,080 / 5,100	$20,400 / $25,500	$2,268
#09RBLEROY / Series 2009 Richebourg, Leroy	9/24/2020	One case of twelve (12) bottles of 2009 Richebourg, Domaine Leroy	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$25.00	3,440 / 4,300	$86,000 / $107,500	$8,734
#00MOUTON / Series 2000 Chateau Mouton-Rothschild	9/24/2020	One case of twelve (12) bottles of 2000 Château Mouton-Rothschild	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$13.50	1,600 / 2,000	$21,600 / $27,000	$2,181
#11BELAIR / Series 2011 Vosne-Romanee Aux Reignots	9/24/2020	One case of twelve (12) bottles of 2011 Vosne-Romanée Aux Reignots, Domaine du Comte Liger-Belair	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$11.00	1,600 / 2,000	$17,600 / $22,000	$1,685

#06BRM / Series 2006 Barolo Riserva Monfortino	9/24/2020	One case of twelve (12) bottles of 2006 Barolo Riserva Monfortino, Giacomo Conterno	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$10.00	1,480 / 1,850	$14,800 / $18,500	$1,495
#17DUJAC / Series 2017 Chambertin, Dujac	9/24/2020	Two cases of six (6) bottles of 2017 Chambertin, Domaine Dujac	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$8.00	2,600 / 3,250	$20,800 / $26,000	$1,408
#00NEWMAN / Series 2000 Newman Race Suit	9/24/2020	Signed Sparco race suit worn by Paul Newman during the 2000 Rolex 24 Hours of Daytona Race Series	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$5.00	2,480 / 3,100	$12,400 / $15,500	$1,147
#FAUBOURG2 / Series Hermes Blue Faubourg Birkin Bag	9/24/2020	2019 Hermès 20cm Sellier Faubourg Blue Multicolor Birkin with Palladium Hardware	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$15.00	8,800 / 11,000	$132,000 / $165,000	$11,513
#03TACHE / 2003 La Tache, Romanee-Conti	10/28/2020	Four cases of three (3) bottles of 2003 La Tâche, Domaine de la Romanée-Conti	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$5.00	12,480 / 15,600	$62,400 / $78,000	$5,843
#THOR / 1962 Journey Into Mystery #83	10/28/2020	1962 Journey Into Mystery #83 CGC NM 9.4	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$20.00	8,600 / 10,750	$172,000 / $215,000	$15,638
#85NES / 1985 NES Pack-Ins	10/28/2020	1985 NES Duck Hunt Wata 9.2 NS Video Game and a 1985 NES Gyromite Wata 9.0 NS Video Game	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$4.00	6,400 / 8,000	$25,600 / $32,000	$4,580
#WILDGUN / 1985 NES Wild Gunman	10/28/2020	1985 NES Wild Gunman Wata 9.2 A+ Video Game	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$7.00	3,200 / 4,000	$22,400 / $28,000	$2,620
#88MARIO / 1988 Super Mario Bros. 2	10/28/2020	1988 NES Super Mario Bros. 2 Wata 9.8 A+ Video Game	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$15.00	1,600 / 2,000	$24,000 / $30,000	$3,600
#GOLDENEYE / 1997 N64 GoldenEye 007	10/28/2020	1997 N64 GoldenEye 007 Wata 9.6 A++ Video Game	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$5.00	4,000 / 5,000	$20,000 / $25,000	$850

#13MUSIGNY / 2013 Musigny, Leroy	10/28/2020	Two cases of three (3) bottles of 2013 Musigny, Domaine Leroy	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$20.00	9,800 / 12,250	$196,000 / $245,000	$17,393
#DIMAGGIO2 / Joe DiMaggio Rolex Datejust	10/28/2020	Rolex Oyster Perpetual Datejust presented to Joe DiMaggio	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$10.50	1,600 / 2,000	$16,800 / $21,000	$2,065
#00BRADY / 2000 Tom Brady Rookie Card	10/28/2020	2000 Playoff Contenders #144 Tom Brady Autograph Rookie Card graded BGS MINT 9	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$12.00	3,000 / 3,750	$36,000 / $45,000	$8,327
#34GEHRIG / 1934 Goudey Lou Gehrig Card	10/28/2020	1934 Goudey #61 Lou Gehrig Card graded PSA NM-MT 8	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$7.00	4,000 / 5,000	$28,000 / $35,000	$3,874
#69KAREEM / 1969 Topps Lew Alcindor Rookie Card	10/28/2020	1969 Topps Basketball #25 Lew Alcindor Rookie Card graded PSA NM-MT 8	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$11.00	2,000 / 2,500	$22,000 / $27,500	$2,925
#16KOBE / 2016 Kobe Bryant Farewell Game Hardwood	10/28/2020	Four Signed Hardwood Panels from the Staples Center Basketball Court used during Kobe Bryant’s Farewell Game	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$8.00	80,000 / 100,000	$640,000 / $800,000	$154,200
#TORNEK / Series Tornek-Rayville ref. TR-900		1964 Tornek-Rayville ref. TR-900	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$5.00	26,400 / 33,000	$132,000 / $165,000	$8,513
#NEWTON / Series Principia		1687 First Edition, Continental Issue of Philosophiae Naturalis Principia Mathematica by Sir Isaac Newton	Purchase Option Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$10.00	24,000 / 30,000	$240,000 / $300,000	$39,050
#MOONSHOE / 1972 Nike Moon Shoe		Original pair of Nike "Moon Shoe" sneakers	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$10.00	14,400 / 18,000	$144,000 / $180,000	$26,250
#70AARON / 1970 Topps Hank Aaron Card		1970 Topps Hank Aaron card graded PSA GEM MINT 10	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$3.00	4,800 / 6,000	$14,400 / $18,000	$598

#13GIANNIS / 2013 Panini Giannis Antetokounmpo Card	2013 Panini Flawless Giannis Antetokounmpo Rookie card graded BGS GEM MINT 9.5	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$5.00	4,000 / 5,000	$20,000 / $25,000	$4,023
#03LEBRON2 / 2003-04 Topps LeBron James Card	2003-04 Topps Chrome Refractors LeBron James Rookie card graded BGS Pristine 10	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$20.00	4,000 / 5,000	$80,000 / $100,000	$7,523
#BULLSRING / 1990s Bulls Championship Rings	Six Chicago Bulls NBA Championship Rings awarded to Chicago Bulls security guard John Capps	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$10.00	24,000 / 30,000	$240,000 / $300,000	$44,050
#09COBB / 1909-11 T206 Ty Cobb Card	1909-11 T206 Sweet Caporal Ty Cobb card graded PSA NM 7	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$4.00	6,400 / 8,000	$25,600 / $32,000	$2,980
#18LAMAR / 2018 National Treasures Lamar Jackson Card	2018 National Treasures Red Lamar Jackson Rookie Card graded BGS NM-MT+ 8.5	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$8.00	6,200 / 7,750	$49,600 / $62,000	$5,875
#51HOWE / 1951 Parkhurst Gordie Howe Card	1951 Parkhurst Gordie Howe Card graded PSA NM-MT 8	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$9.00	4,000 / 5,000	$36,000 / $45,000	$3,445
#86FLEER / 1986-87 Fleer Basketball Wax Box	1986-87 Fleer Basketball Unopened Wax Box Certified by BBCE	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$10.00	13,200 / 16,500	$132,000 / $165,000	$14,708
#58PELE / 1958 Alifabolaget Pele Rookie Card	1958 Alifabolaget #635 Pelé Rookie Card graded PSA MINT 9	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$10.00	25,200 / 31,500	$252,000 / $315,000	$20,483
#58PELE2 / 1958 Editora Aquarela Pele Card	1958 Editora Aquarela Pelé Card graded PSA NM 7	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$5.00	4,240 / 5,300	$21,200 / $26,500	$1,930
#04MESSI / 2004-05 Panini Lionel Messi Card	2004-05 Panini Lionel Messi Card graded BGS GEM MINT 9.5	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$5.00	7,200 / 9,000	$36,000 / $45,000	$3,445
#99TMB2 / 1999 Pokemon Tropical Mega Battle Card	1999 Pokémon Japanese Promo Tropical Mega Battle No. 2 Trainer Card graded PSA AUTHENTIC	Upfront Purchase	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$6.00	8,000 / 10,000	$48,000 / $60,000	$8,000

#98KANGA / 1998 Pokemon Kangaskhan Holo Card	1998 Pokémon Japanese Promo Kangaskhan-Holo Trophy Card graded PSA GEM MT 10	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$8.00	17,000 / 21,250	$136,000 / $170,000	$16,425
#FEDERAL / The Federalist	First Edition copy of The Federalist by Alexander Hamilton, James Madison, and John Jay	Purchase Agreement	Upcoming	Q4 2020 or Q1 2021	Q4 2020 or Q1 2021	$15.00	8,000 / 10,000	$120,000 / $150,000	$26,675

Note: Gray shading represents Series for which no Closing of an Offering has occurred. Orange represents sale of Series’ Underlying Asset.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Interests sold in Series is limited to 2,000 “qualified purchasers” with a maximum of 500 non- “accredited investors”.

(3)Represents the actual Offering Size, number of Interests sold and fees at the Closing of the Offering.

(4)Represents most recent Trading Window for Series as of the date of this filing. Blank cells indicate that no Trading Window for Series has yet occurred as of the date of this filing.

AMENDED AND RESTATED USE OF PROCEEDS – SERIES #TORNEK

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #TORNEK Asset Cost (1)	$153,000	92.73%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.18%
	Brokerage Fee	$1,650	1.00%
	Offering Expenses (2)	$1,238	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.06%
	Marketing Materials	$200	0.12%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$8,513	5.16%
	Total Fees and Expenses	$11,700	7.09%
	Total Proceeds	$165,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.91 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	7/2/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$153,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF THE SERIES TORNEK-RAYVILLE REF. TR-900

Investment Overview

•Upon completion of the Series #TORNEK Offering, Series #TORNEK will purchase a 1964 Tornek-Rayville Ref. TR-900 as the Underlying Asset for Series #TORNEK (The Series “Tornek-Rayville ref. TR-900” of the “Underlying Asset” with respect to Series #TORNEK, as applicable), the specifications of which are set forth below.

•The US Navy Experiential Diving Unit (NEDU) tested a handful of “submersible wrist watches” in the late 1950s for use by elite US Navy diving units. The only watch that passed was the Blancpain 50 Fathoms.

•The Blancpain Fifty Fathoms was a favorite dive watch of military units worldwide in the 1960s, made by Blancpain SA, a Swiss luxury watch manufacturer founded in 1735.

•The “Buy American Act” mandated that the US military give preference to American manufacturers for military supplies. New York watch importer, Allen V. Tornek, convinced Blancpain to put "Tornek-Rayville U.S." on the dial of their Swiss-made Fifty Fathoms model, which he then sold as “American” to the US Navy through his New York based company. ~1,000 Tornek-Rayville watches were produced.

•When the Tornek-Rayville TR-900s were decommissioned, the US Navy required divers to return or destroy their military issue watches. Experts estimate that more than 95% of were destroyed.

•The Underlying Asset is a military-issued 1964 Tornek Rayville ref. TR-900 in unrestored and original condition used by an elite US Navy Diver in the mid-to-late 1960s.

Asset Description

Overview and Authentication

•The Underlying Asset is one of ~1,000 Tornek-Rayville TR-900s produced for and issued by the US Navy.

•The Underlying Asset was worn by a US Naval diver who served in an elite diving unit.

•The Underlying Asset is one of an estimated 30 to 50 Tornek-Rayville TR-900s that remain in existence.

•The Underlying Asset is in unrestored condition, and features its original movement, hands, and bezel.

Notable Features

•The Underlying Asset is engraved with serial number “0102” on its caseback.

•The Underlying Asset features a screw-down solid case back with an outer ring engraved with "IF FOUND RETURN TO NEAREST MILITARY FACILITY – AEC LICENSE 8-5970-6 - MIL-W-22176 – DANGER – NON MAGNETIC," and the Radiation Danger Emblem with "RADIOACTIVE MATERIAL"

•The Underlying Asset’s dial is signed “Tornek – Rayville, US,” and features a circular moisture indicator.

•The Underlying Asset has radioactive isotype Promethium 147 luminescence on its hands and markers.

Notable Defects

•The Underlying Asset is in unrestored condition.

•The Underlying Asset shows signs wear commensurate with its age and military use.

•The Underlying Asset has had its crystal buffed and cleaned for clarity.

Details

Series Tornek-Rayville ref. TR-900
BASIC OVERVIEW
Reference Number	TR-900
Brand	Tornek Rayville, US
Model	MIL-W-22176
Case Material	Stainless-Steel
Year	Circa 1964
Condition	Unrestored
Scope of Delivery	Watch only
Functions	Time only
CALIBER
Movement	Automatic
Movement/Caliber	Cal. AS1361, 17 jewels
CASE
Case Diameter	40mm
Bezel	Unidirectional rotating, flat black.
Glass	Acrylic
Dial	Black
Dial Numbers	Circle, baton, and triangle hour indices
BRACELET/STRAP
Bracelet Material	Nylon
Clasp	Stainless Steel

Depreciation

The company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series Tornek-Rayville ref. TR-900 going forward.

AMENDED AND RESTATED USE OF PROCEEDS – SERIES #NEWTON

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #NEWTON Asset Cost (1)	$255,000	85.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.10%
	Brokerage Fee	$3,000	1.00%
	Offering Expenses (2)	$2,250	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$100	0.03%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.03%
	Marketing Materials	$200	0.07%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$39,050	13.02%
	Total Fees and Expenses	$44,700	14.90%
	Total Proceeds	$300,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.71 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Option Agreement
Date of Agreement	5/11/2020
Expiration Date of Agreement	10/11/2020
Down-payment Amount	$40,000
Installment 1 Amount	$215,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$400

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES PRINCIPIA

Investment Overview

•Upon completion of the Series #NEWTON Offering, Series #NEWTON will purchase a 1687 First Edition, Continental Issue of Philosophiae Naturalis Principia Mathematica by Sir Isaac Newton as the underlying asset for Series #NEWTON (The “Series Principia” or the “Underlying Asset” with respect to Series #NEWTON, as applicable), the specifications of which are set forth below.

•Sir Isaac Newton, born in 1642, was an English mathematician, physicist, astronomer, theologian and author. A key figure in the scientific revolution, Newton laid the foundations of classical mechanics and universal gravitation.

•Philosopiae Naturalis Principia Mathematica states Newton’s laws of motion, law of universal gravitation, and a derivation of Kepler’s laws of planetary motion. The Principia is considered one of the most important works in the history of science.

•The Underlying Asset is a First Edition, Continental Issue of Philosopiae Naturalis Principia Mathematica by Sir Isaac Newton.

Asset Description

Overview & Authentication

•The Underlying Asset is one of ~50 First Edition Continental Issues printed for distribution within the European Continent by Samuel Smith.

•The Underlying Asset is accompanied by a signed letter of authenticity from Darren Sutherland, a New York-based rare book specialist.

Notable Features

•The Underlying Asset features the title in second state with a three-line imprint.

•The Underlying Asset features numerous woodcut diagrams in text.

•The Underlying Asset features an engraving of the cometary orbit inserted before B1.

•The Underlying Asset has P4 cancelled, correcting the orientation of the diagram on verso.

•The Underlying Asset is bound in contemporary vellum and features tan calf lettering-piece gilt.

•The Underlying Asset is housed in a quarter brown morocco folding case.

Notable Defects

•The Underlying Asset shows minor soiling on its binding.

•The Underlying Asset has had its title-page and outer margins restored.

•The Underlying Asset shows a portion of its rule border in pen facsimile.

•The Underlying Asset has an internal tear or paper flaw crossing text on Ll1, marginal paper flaws on three leaves, and 13 leaves with small worm tracks on their lower margins.

Details

Series Principia
Title	Philosophiae Naturalis Principia Mathematica
Author(s)	Isaac Newton
Publisher	Joseph Streater for the Royal Society [at the expense of Edmond Halley]
Publication Date	1687
Binding	Hardcover
Book Condition	Minor Restoration
Edition	First Edition, Continental Issue

Description

The company treats Memorabilia as collectible assets as collectible and therefore will not depreciate or amortize the Series Principia going forward.

USE OF PROCEEDS – SERIES #MOONSHOE

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #MOONSHOE Asset Cost (1)	$150,000	83.33%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.17%
	Brokerage Fee	$1,800	1.00%
	Offering Expenses (2)	$1,350	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.06%
	Marketing Materials	$200	0.11%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$26,250	14.58%
	Total Fees and Expenses	$29,700	16.50%
	Total Proceeds	$180,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.134 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	10/13/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$150,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1972 NIKE MOON SHOE

Investment Overview

•Upon completion of the Series #MOONSHOE Offering, Series #MOONSHOE will purchase an original pair of Nike "Moon Shoe" sneakers as the Underlying Asset for Series #MOONSHOE (The “Series 1972 Nike Moon Shoe” or the “Underlying Asset” with respect to Series #MOONSHOE, as applicable), the specifications of which are set forth below.

•Blue Ribbon Sports, the company that would later be renamed Nike, was founded in January of 1964 when Phil Knight and Bill Bowerman began a partnership to sell running shoes.

•The Moon Shoe was an early prototype designed by Nike co-founder and 1972 U.S. Olympic Track Coach Bill Bowerman, of which there were 12 produced in total for use by track athletes during the 1972 Olympic Trials for track and field held in Eugene, Oregon.

•The Underlying Asset is one of 12 pairs of the original 1972 Nike Moon Shoe sneakers designed by Nike co-founder Bill Bowerman and hand-cobbled by Geoff Hollister, one of Nike’s first employees.

Asset Description

Overview & Authentication

•For the 1972 U.S Olympic Trials for track and field, Nike co-founder and U.S. Olympic Track Coach Bill Bowerman designed 12 waffle-soled running shoes known as the “Moon Shoe” to be used by athletes.

•Geoff Hollister, one of Nike’s first employees, hand-cobbled 12 pairs of the 1972 Nike Moon Shoe sneakers.

•The waffle sole traction pattern was inspired by experiments Bowerman undertook with his wife’s waffle iron, pouring rubber into the mold to create the prototype.

•Just a few years removed from the first Moon Landing, the Moon Shoe got its name from the waffle pattern it left in the dirt, which reminded observers of the tracks left on the moon in 1969.

•The original Moon Shoe was made with a two-piece waffle sole, as Nike did not yet have the technology to manufacture the waffle sole in one piece.

•The July 2019 sale of one unworn pair of the Moon Shoe sneakers sold for $437,500 at Sotheby’s, which was a record at the time for the highest price paid at a public auction for sneakers. The buyer was Canadian investor and car collector Miles Nadal who said: “I think sneaker culture and collecting is on the verge of a breakout moment.”

•Blue Ribbon Sports, the company that would later be renamed Nike, was founded in January of 1964 when Phil Knight, a middle-distance runner from Portland, and Bill Bowerman, a track and field coach, began a partnership to sell running shoes. Each contributed $500.  Bowerman had been Knight’s track coach at the University of Oregon in Eugene.

•Knight began pursuing the shoe business by gaining the exclusive right to sell the Japanese brand Tiger sneakers in the United States. Knight initially sold the Tiger shoes out of the trunk of his car.

•The Nike swoosh was designed by Portland State University graphic design student Carolyn Davidson. Knight met Davidson while teaching an accounting class at Portland State University, and in 1971 Davidson charged $35 to design the Nike logo.  Knight and Bowerman asked for a striped logo that would set Nike apart from rivals, and asked her to make it “look like speed".

•Nike sold $3.2 million worth of shoes in 1972,  took in $28.7 million in revenue in 1973, and $867 million by the end of 1983.

•Nike (NYSE:NKE) had its Initial Public Offering on December 2, 1980.

•On October 26, 1984, Nike officially signed a contract with Michael Jordan on the day of his NBA debut.  The Air Jordan Brand has since become popular around the world and continues to sell in large volumes despite Jordan’s 2003 retirement. In the 2019 fiscal year Michael Jordan earned an estimated $130 million from his deal with Nike, while the Jordan Brand made $3.14 billion as a Nike subsidiary.

•Nike generated $39.1 billion in revenue in the 2019 fiscal year.  As of September of 2020, Nike is the largest athletic apparel, accessories, and footwear company in the world.

•On February 24, 1938 Phil Knight was born. Knight graduated from the University of Oregon in 1959. He went on to get his MBA from Stanford University, graduating in 1962.  At Stanford, Knight was enrolled in a class on small-business and received the assignment to devise a business plan. The title of Knight’s paper was “Can Japanese Sports Shoes Do to German Sports Shoes What Japanese Cameras Did to German Cameras?”

•On February 19, 1911 Bill Bowerman was born in Portland, Oregon. Bowerman graduated from the University of Oregon in 1935 and began coaching track and field at the University of Oregon in 1948, becoming the head coach a year later.

•Between June 29 and July 9, 1972 the U.S. Olympic Trials in track and field were held in Eugene, Oregon.

Notable Features

•The Underlying Asset is one of 12 pairs of the original 1972 Nike Moon Shoe sneakers, designed by Bill Bowerman and hand-cobbled by Geoff Hollister, one of Nike’s first employees.

•The Underlying Asset has a white nylon upper with black Swooshes hand-sewn from fishing line.

•The Underlying Asset contains two-piece waffle soles.

•The Underlying Asset exhibits shear marks from hand cutting, which are visible around the outer perimeter of the rubber sole.

•The Underlying Asset was fitted with specially modified midsoles meant to add additional cushioning.

Notable Defects

•The Underlying Asset’s condition is consistent with signs of age as well as use.

•The Underlying Asset is handmade, one of a kind, and shows irregular features.

Details

Series 1972 Nike Moon Shoe
Sport	Running
Year	1972
Memorabilia Type	Sneakers
Manufacturer	Geoff Hollister / Nike
Model	Moon Shoe
Colorway	Black / White
Materials	Cotton, Rubber
Materials (cont’d)	Leather, Nylon
Condition	Used
Rarity	1 of 12 (Original “Moon Shoes”)

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1972 Nike Moon Shoe going forward.

USE OF PROCEEDS – SERIES #70AARON

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #70AARON Asset Cost (1)	$16,122	89.57%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.67%
	Brokerage Fee	$180	1.00%
	Offering Expenses (2)	$500	2.78%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.56%
	Marketing Materials	$200	1.11%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$598	3.32%
	Total Fees and Expenses	$1,578	8.77%
	Total Proceeds	$18,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.135 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	10/14/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$16,122
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1970 TOPPS HANK AARON CARD

Investment Overview

•Upon completion of the Series #70AARON Offering, Series #70AARON will purchase a 1970 Topps Hank Aaron card graded PSA GEM MINT 10 as the Underlying Asset for Series #70AARON (The “Series 1970 Topps Hank Aaron Card” or the “Underlying Asset” with respect to Series #70AARON, as applicable), the specifications of which are set forth below.

•Founded in 1938, The Topps Company, Inc. is an American manufacturer of gum, candy and collectibles.

•Hank Aaron is a Hall of Fame Baseball Player who played in the MLB for multiple teams over a 23-season career. In 1974, Aaron broke Babe Ruth’s homerun record of 714 to become the MLB's all-time leader. Aaron's record was not broken until 2007, when he was surpassed by Barry Bonds.

•The Underlying Asset is a 1970 Topps #500 Hank Aaron card graded PSA GEM MINT 10.

Asset Description

Overview & Authentication

•Henry “Hank” Louis Aaron was born on February 5, 1934 in Mobile, Alabama. He attended the Allen Institute High School and debuted in the MLB on April 13, 1954 for the Milwaukee Braves.

•Over the course of a 23-season career, Hank Aaron played in 25 All Star Games (between 1959-1962 the MLB held two per season ), won 1 MVP Award, 3 Gold Gloves, and was selected to the MLB Hall of Fame in 1982 with 406/415 votes.

•In 1970, at the age of 36, Hank Aaron hit 38 homeruns, with 118 Runs Batted In (RBIs), a batting average of .298, and an On Base Percentage (OBP) of .385. He also collected his 3,000th hit during the second game of a doubleheaders against the Cincinnati Reds on May 17, 1970.

•On April 8, 1974 Hank Aaron broke Babe Ruth’s all-time homerun record of 714, becoming the MLB’s all-time homerun leader. Aaron would retire after the 1976 season with 755 homeruns, which would stand as a record until 2007.

•As of October, 2020 Hank Aaron is third on the all-time leaderboard of hits with a career total of 3,771, placing him behind only Pete Rose and Ty Cobb. Only 32 players have ever crossed the 3,000-hit threshold. If you subtracted all of Aaron’s homeruns from his hit totals, he would still be a member of the 3,000-hit club.

•The Topps Company, Inc. began in its modern iteration in 1938 when Brooklyn entrepreneur Morris Shorin’s four sons — Abram, Ira, Joseph, and Phillip — took the family tobacco business and pivoted toward chewing gum.

•In 1949, Topps placed cards in their chewing gum wrappers for free. The first Topps set included 252 Magic Photo Cards that featured current stars, as well as classic players like Babe Ruth and Cy Young.

•In 1952, Topps created its first set of annual baseball cards.

•In 2010 Topps became the exclusive trading card manufacturer of Major League Baseball.

•The 1970 Topps Baseball set consisted of 720 cards. The Underlying Asset is card #500 in the set.

•Cards included in the 1970 Topps Baseball set measured 2-1/2" by 3-1/2". The cards featured a color photo of a player, printed within a thin white frame and gray border. The athlete's team name was overprinted at the top and the athlete's name appears in script at the bottom.

•The Underlying Asset has been authenticated by Professional Sports Authenticator (PSA) and issued a grade of PSA GEM MINT 10 with certification number 22393073.

Notable Features

•The Underlying Asset is a 1970 Hank Aaron #500 Topps Baseball Card graded PSA GEM MINT 10.

•The Underlying Asset is 1 of 6 examples graded PSA GEM MINT 10.

•The Underlying Asset is in the top 0.23% of PSA-graded 1970 Topps #500 Hank Aaron Cards.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from PSA.

Details

Series 1970 Topps Hank Aaron Card
Sport	Baseball
Professional League	MLB
Player / Number	Hank Aaron / 44
Team	Atlanta Braves
Year / Season	1970
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Rarity	1 of 6 (PSA GEM MINT 10)
Number in Set	500
Authentication	Professional Sports Authenticator (PSA)
Grade	GEM MINT 10
Certification No.	22393073

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1970 Topps Hank Aaron Card going forward.

USE OF PROCEEDS – SERIES #13GIANNIS

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #13GIANNIS Asset Cost (1)	$19,600	78.40%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.20%
	Brokerage Fee	$250	1.00%
	Offering Expenses (2)	$500	2.00%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$128	0.51%
	Marketing Materials	$200	0.80%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$4,023	16.09%
	Total Fees and Expenses	$5,100	20.40%
	Total Proceeds	$25,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.136 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	10/21/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$19,600
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$328

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2013 PANINI GIANNIS ANTETOKOUNMPO CARD

Investment Overview

•Upon completion of the Series #13GIANNIS Offering, Series #13GIANNIS will purchase a 2013 Panini Flawless Giannis Antetokounmpo Rookie card graded BGS GEM MINT 9.5 as the Underlying Asset for Series #13GIANNIS (The “Series 2013 Panini Giannis Antetokounmpo Card” or the “Underlying Asset” with respect to Series #13GIANNIS, as applicable), the specifications of which are set forth below.

•The Panini Group was founded in 1961 in Modena, Italy and has grown to have subsidiaries around the world specializing in sticker and trading card collectibles as well as magazines, comic books, manga, and graphic novels.

•Giannis Antetokounmpo, born on December 6, 1994 in Athens, Greece, is a current professional basketball player that plays for the Milwaukee Bucks. Antetokounmpo has won two consecutive NBA MVP Awards (2018-19 NBA season and 2019-20 NBA season).

•The Underlying Asset is a 2013 Panini Flawless ROOKIE AUTOGRAPHS #5 Giannis Antetokounmpo card graded BGS 9.5 GEM MINT.

Asset Description

Overview & Authentication

•Giannis Antetokounmpo was born on December 6, 1994 in Athens, Greece. His parents immigrated to Greece from Nigeria. As a child, Antetokounmpo recalls selling trinkets like watches, DVDs, and CDs on the streets to help his family make a living.

•Antetokounmpo was drafted 15th overall by the Milwaukee Bucks in the 2013 NBA Draft.

•Antetokounmpo was 6’8.5’’ at the time of his draft in 2013 and grew to 6’11’’ by the end of his rookie season, a 2.5 inch growth spurt over the course of a single season.

•Antetokounmpo’s athleticism and body-type has earned him the nickname “The Greek Freak”.  His wingspan is also four inches longer than his height, and his 12 inch hands are about 4.5 inches longer than the average adult male.

•Antetokounmpo debuted in the NBA at just 18 years old in a game against the New York Knicks at Madison Square Garden on October 30, 2013. He played 4:43 and scored a single point.

•During Antetokounmpo’s rookie season in 2013-14, he played in 77 games for the Milwaukee Bucks, of which he started in 23.

•Antetokounmpo averaged 6.8 points, 4.4 rebounds, and 1.9 assists per game in the 2013-14 NBA season.

•Antetokounmpo achieved an average of 0.8 blocks per game in his rookie season.

•Since his rookie year, Giannis Antetokounmpo has improved his Points Per Game (PPG) each season, from 6.8 PPG in 2013-14, to 12.7 in 2014-15, 16.9 in 2015-16, 22.9 in 2016-17, 26.9 in 2017-18, 27.7 in 2018-19, and 29.5 in the most recent 2019-20 season.

•For the 2016-17 NBA seaon, Antetokounmpo was awarded the NBA Most Improved Player Award.

•Antetokounmpo has been awarded consecutive MVP Awards for each of the last two seasons, 2018-19 and 2019-20.

•The Panini Group was awarded the rights to be the exclusive publisher of NBA cards, beginning with the 2009-10 NBA season. The contract has since been extended twice, once in 2009 and again in 2017.

•The Panini Flawless Basketball set is issued each year and is known for autographs, low serial numbers, premium players, and gemstones.

•Cardboardconnection.com, a popular online resource for sports card collectors, said that the Flawless set is generally “considered the highest of high-end NBA sets."

•Every card in the 2013-14 Panini Flawless Basketball set is numbered to 25 or less.

•The 2013-14 Panini Flawless Basketball set was sold in a configuration of 1 pack per box, and 10 cards per pack.

•A 2013-14 Panini Flawless Basketball box included 10 cards: 6 autograph cards, 2 Jumbo Prime Memorabilia cards, and 2 Base cards.

•The Underlying Asset has been authenticated by Beckett Grading Services (BGS) and issued a grade of BGS GEM MINT 9.5 with certification number #0010262677.

Notable Features

•The Underlying Asset is a 2013 Panini Flawless ROOKIE AUTOGRAPHS #5 Giannis Antetokounmpo graded BGS 9.5 GEM MINT.

•The Underlying Asset’s BGS condition report consists of the following grades: Centering: 9; Corners: 9.5; Edges: 9.5; Surface: 9.5.

•Giannis Antetokounmpo’s autograph on the Underlying Asset’s received a perfect grade of 10 from BGS.

•The Underlying Asset is #5 in the 2013-14 Panini Flawless Rookie Autographs Set.

•Limited to 20 examples, the Underlying Asset is card #19/20.

•The Underlying Asset is 1 of 3 examples with a grade of GEM MINT 9.5. No BGS-graded examples of the card are known to exist in higher condition. BGS has graded 14 of the 20 examples produced by The Panini Group.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from BGS.

Details

Series 2013 Panini Giannis Antetokounmpo Card
Sport	Basketball
Professional League	NBA
Player / Number	Giannis Antetokounmpo / 34
Team	Milwaukee Bucks
Year / Season	2013
Memorabilia Type	Trading Card
Manufacturer	Panini America, Inc.
Rarity	1 of 3 (BGS GEM MINT 9.5)
Number in Set	#5
Authentication	Beckett Grading Services (BGS)
Grade	GEM MINT 9.5
Grade (Centering)	9
Grade (Edges)	9.5
Grade (Corners)	9.5
Grade (Surface)	9.5
Certification No.	0010262677

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2013 Panini Giannis Antetokounmpo Card going forward.

USE OF PROCEEDS – SERIES #03LEBRON2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #03LEBRON2 Asset Cost (1)	$90,100	90.10%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.30%
	Brokerage Fee	$1,000	1.00%
	Offering Expenses (2)	$750	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$128	0.13%
	Marketing Materials	$200	0.20%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$7,523	7.52%
	Total Fees and Expenses	$9,600	9.60%
	Total Proceeds	$100,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.137 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	10/21/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$90,100
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$328

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2003-04 TOPPS LEBRON JAMES CARD

Investment Overview

•Upon completion of the Series #03LEBRON2 Offering, Series #03LEBRON2 will purchase a 2003-04 Topps Chrome Refractors LeBron James Rookie card graded BGS Pristine 10 as the Underlying Asset for Series #03LEBRON2 (The “Series 2003-04 Topps LeBron James Card” or the “Underlying Asset” with respect to Series #03LEBRON2, as applicable), the specifications of which are set forth below.

•Founded in 1938, The Topps Company, Inc. is an American manufacturer of gum, candy and collectibles.

•LeBron James is a professional basketball player who has won four NBA championships, four NBA Most Valuable Player Awards (MVP), four Finals MVP awards, and two Olympic gold medals.

•LeBron James joined the Cleveland Cavaliers in 2003 as the first overall draft pick and was named the 2003-04 NBA Rookie of the Year.

•The Underlying Asset is a 2003-04 Topps Chrome Refractors LeBron James ROOKIE RC #111 card graded BGS PRISTINE 10.

Asset Description

Overview & Authentication

•LeBron James was born on December 30, 1984 in Akron, Ohio.

•LeBron James was selected by his hometown team, the Cleveland Cavaliers, as the first overall pick of the 2003 NBA Draft. In his first regular season game, at 18 years old, James scored 25 points against the Sacramento Kings.

•During James’ rookie season, he averaged 20.9 points, 5.5 rebounds, and 5.9 assists per game. James started 79 games and averaged 39.5 minutes played.

•When LeBron James left the Cleveland Cavaliers to join the Miami Heat and form the ‘Big Three’, his nationally televised program “The Decision” drew ire and controversy from many fans.

•As of November, 2020 LeBron James sits third on the NBA all-time scoring list with 34,241 points. LeBron trails only Kareem Abdul-Jabbar and Karl Malone in points scored, and has already surpassed the likes of Michael Jordan, Kobe Bryant, Wilt Chamberlain, and Shaquille O’Neal.

•As of November, 2020 LeBron James sits eighth on the NBA all-time assists list with 9,346 assits. He has already surpasssed the likes of players like Gary Payton and Isiah Thomas.

•The Topps Company, Inc. began in its modern iteration in 1938 when Brooklyn entrepreneur Morris Shorin’s four sons — Abram, Ira, Joseph, and Phillip — took the family tobacco business and pivoted toward chewing gum.

•In 1949, Topps placed cards in their chewing gum wrappers for free. The first Topps set included 252 Magic Photo Cards that featured current stars, as well as classic players like Babe Ruth and Cy Young.

•In 1952, Topps created its first set of annual baseball cards.

•The Topps Company, Inc. issued their first set of basketball cards in 1957, featuring 80 cards, but wouldn’t begin issuing yearly NBA sets until 1969.

•The 2003-04 Topps Chrome Basketball base set is made up of 165 cards, and includes 55 rookie cards.

•The Underlying Asset has been authenticated by Beckett Grading Services (BGS) and issued a grade of BGS PRISTINE 10 with certification number 0006652405.

Notable Features

•The Underlying Asset is a 2003-04 Topps Chrome Refractors LeBron James ROOKIE RC #111 card graded BGS PRISTINE 10.

•The Underlying Asset’s BGS condition report consists of the following grades: Centering: 9.5; Corners: 10; Edges: 10; Surface: 10.

•The Underlying Asset is 1 of 31 examples with a grade of BGS PRISTINE 10. BGS has graded 1,073 examples of the 2003-04 Topps Chrome Refractors LeBron James ROOKIE RC #111 card.

•The Underlying Asset is #111 in the 2003-04 Topps Chrome Refractors Set.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from BGS.

Details

Series 2003-04 Topps LeBron James Card
Sport	Basketball
Professional League	NBA
Player / Number	LeBron James / 23
Team	Cleveland Cavaliers
Year / Season	2003-04
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Rarity	1 of 31 (BGS PRISTINE 10)
Number in Set	111
Authentication	Beckett Grading Services (BGS)
Grade	PRISTINE 10
Grade (Centering)	9.5
Grade (Edges)	10
Grade (Corners)	10
Grade (Surface)	10
Certification No.	0006652405

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2003-04 Topps LeBron James Card going forward.

USE OF PROCEEDS – SERIES #BULLSRING

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #BULLSRING Asset Cost (1)	$249,600	83.20%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.10%
	Brokerage Fee	$3,000	1.00%
	Offering Expenses (2)	$2,250	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$600	0.20%
	Marketing Materials	$200	0.07%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$44,050	14.68%
	Total Fees and Expenses	$50,100	16.70%
	Total Proceeds	$300,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.138 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	10/27/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$249,600
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$800

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1990S BULLS CHAMPIONSHIP RINGS

Investment Overview

•Upon completion of the Series #BULLSRING Offering, Series #BULLSRING will purchase Six Chicago Bulls NBA Championship Rings awarded to Chicago Bulls security guard John Capps as the Underlying Asset for Series #BULLSRING (The “Series 1990s Bulls Championship Rings” or the “Underlying Asset” with respect to Series #BULLSRING, as applicable), the specifications of which are set forth below.

•Michael Jordan led the Chicago Bulls to two sets of three consecutive NBA Championships in the 1990s, winning from 1991-1993, and then again from 1996-1998. Phil Jackson coached the team throughout this era, with Scottie Pippen on the roster for all 6 championships. Others, like Dennis Rodman (1996-1998) and Steve Kerr (1994-1998), contributed to multiple championships as well.

•John Capps worked as a security guard for the Chicago Bulls from 1966 until his death in 2018. Capps maintained close relationships with many Bulls players throughout the years, including Michael Jordan, as was chronicled in the ESPN and Netflix produced documentary series “The Last Dance,” which told the story of Jordan’s final championship with the Chicago Bulls.

•The Underlying Asset consists of six (1991, 1992, 1993, 1996, 1997, 1998) Chicago Bulls NBA Championship Rings awarded to Chicago Bulls security guard John Capps.

Asset Description

Overview & Authentication

•John Capps began working for the Chicago Bulls when the franchise was first founded in 1966.

•Capps, who was a police officer, went to work for the Bulls after he was assigned to work a parade for the team.

•Capps would adopt the practice of accompanying the coach to the court to sit behind the bench, and waiting outside of the locker room to escort the coach to his car.

•Over the course of his 15-season career, Michael Jordan was named to 14 All Star Teams, 11 All-NBA Teams, and 9 All-Defensive Teams. Jordan was a 10-time Scoring Champion, 5-time MVP, and the winner of 6 NBA Finals, for all of which he was awarded the NBA Finals MVP.

•In 2020, “The Last Dance,” a miniseries co-produced by ESPN Films and Netflix, was released. The documentary series revolved around the career of Michael Jordan, with an emphasis on his legendary competitiveness and one-of-a-kind leadership style. The documentary contains multiple scenes that explain the close friendship between John Capps and Michael Jordan.

•In an interview with ESPN’s Rachel Nichols, Scottie Pippen recounted a story about Jordan betting against Capps on the outcome of the various races on the Jumbotron during timeouts. Jordan would already know the outcome of the race thanks to information gleaned from the video crew, so Capps would lose the majority of the time.

•John Capps was well-known for wearing a Kangol hat.

•When Jogn Capps passed away in 2018, he elicited messages of condolences from many of his former Bulls colleagues.

•After Capps' passing, Scottie Pippen Tweeted: “John Capps was the man. A friend to all of us who played and the coaches too, we always enjoyed seeing him and his Kangol hat outside the locker room and behind our bench. He was there from Day 1 and lived a helluva life. We'll miss you, Capps. RIP.”

•After Capps' passing, former Bulls player (from 1985-86 to 1993-94) and Executive Vice President of Basketball Operations John Paxson said on behalf of the Bulls Organization that Capps was a “fixture outside the locker room for years” and “Home games won’t be the same without Capps sitting outside our locker room.”

•The Underlying Asset is accompanied by a Letter of Authenticity from the Capps estate.

Notable Features

•The Underlying Asset includes a 1991 Chicago Bulls NBA Championship Ring awarded to Bulls team security guard John Capps. The 14K-gold ring is a size 12.5 with 30 round diamonds amounting to 1.00 total carats, according to the accompanying Jewelry Identification Report from Kripps Jewelers. The 1991 ring is in NM condition.

•The Underlying Asset includes a 1992 Chicago Bulls NBA Championship Ring awarded to Bulls team security guard John Capps. The 14K-gold Jostens ring is a size 12.25 with 61 diamonds amounting to 1.58 total carats, according to the accompanying Jewelry Identification Report from Kripps Jewelers. The 1992 ring is in EX-MT condition with a small surface blemish below the "L" of "BULLS."

•The Underlying Asset includes a 1993 Chicago Bulls NBA Championship Ring awarded to Bulls team security guard John Capps. The 14K-gold Jostens ring is a size 12.5 with 50 round diamonds amounting to approximately 1.00 total carats, according to the Jewelry Identification Report from Kripps Jewelers. The 1993 ring is in NM condition.

•The Underlying Asset includes a 1996 Chicago Bulls NBA Championship Ring awarded to Bulls team security guard John Capps. The 14K-gold Jostens ring is a size 12.25 with 4 central diamonds surrounded by 72 bordering diamonds (to represent the squad's 72 wins) amounting to an approximate total diamond weight of 1.48 carats, according to the accompanying Jewelry Identification Report from Kripps Jewelers. The 1996 ring is in EX-MT condition.

•The Underlying Asset includes a 1997 Chicago Bulls NBA Championship Ring awarded to Bulls team security guard John Capps. The 14K-gold Jostens ring says: "TEAM OF THE DECADE." The ring is a size 12.25 and features 46 diamonds amounting to 1.77 total carats, according to the accompanying Jewelry Identification Report from Kripps Jewelers. The 1997 ring is EX-MT condition.

•The Underlying Asset includes a 1998 Chicago Bulls NBA Championship Ring awarded to Bulls team security guard John Capps. The' 14K/18K-gold Jostens ring is a size 12.5 and weighs in at 49.40 grams, delivering 2.58 total carats of diamonds according to the Jewelry Identification Report from Kripps Jewelers. The shank showcases Chicago's proud achievement: "REPEAT 3-PEAT." The 1998 ring is in NM condition.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition as described by Kripps Jewelers.

Details

Series 1990s Bulls Championship Rings
Sport	Basketball
Professional League	NBA
Memorabilia Type	NBA Championship Ring
Awarded To	John Capps
Team / Season (Ring 1)	Chicago Bulls / 1991
Team / Season (Ring 2)	Chicago Bulls / 1992
Team / Season (Ring 3)	Chicago Bulls / 1993
Team / Season (Ring 4)	Chicago Bulls / 1996
Team / Season (Ring 5)	Chicago Bulls / 1997
Team / Season (Ring 6)	Chicago Bulls / 1998
Size / Carats (Ring 1)	12.5 / 1.00 total carats
Size / Carats (Ring 2)	12.25 / 1.58 total carats
Size / Carats (Ring 3)	12.5 / 1.00 total carats
Size / Carats (Ring 4)	12.25 / 1.48 carats
Size / Carats (Ring 5)	12.25 / 1.77 total carats
Size / Carats (Ring 6)	12.5 / 2.58 total carats
Authentication	Capps Estate
Condition (Ring 1)	NM
Condition (Ring 2)	EX-MT
Condition (Ring 3)	NM
Condition (Ring 4)	EX-MT
Condition (Ring 5)	EX-MT
Condition (Ring 6)	NM

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1990s Bulls Championship Rings going forward.

USE OF PROCEEDS – SERIES #09COBB

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #09COBB Asset Cost (1)	$27,600	86.25%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.94%
	Brokerage Fee	$320	1.00%
	Offering Expenses (2)	$500	1.56%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.31%
	Marketing Materials	$200	0.63%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$2,980	9.31%
	Total Fees and Expenses	$4,100	12.81%
	Total Proceeds	$32,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.139 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	10/22/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$27,600
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1909-11 T206 TY COBB CARD

Investment Overview

•Upon completion of the Series #09COBB Offering, Series #09COBB will purchase a 1909-11 T206 Sweet Caporal Ty Cobb card graded PSA NM 7 as the Underlying Asset for Series #09COBB (The “Series 1909-11 T206 Ty Cobb Card” or the “Underlying Asset” with respect to Series #09COBB, as applicable), the specifications of which are set forth below.

•The 1909-1911 T206 series featured the prototypical “tobacco card,” distributed in the packs of American tobacco companies and acting as one of the early benchmarks for the modern baseball card.

•Ty Cobb was a Hall of Fame baseball player who played 24 seasons in the MLB and amassed 4,189 hits, the second most all-time.

•The Underlying Asset is a 1909-11 T206 Sweet Caporal 350/30 Ty Cobb Bat Off Shoulder card graded PSA NM 7.

Asset Description

Overview & Authentication

•Ty Cobb was born on December 18, 1886 in Narrows, Georgia and made his MLB debut on August 30, 1905 at the age of 18.

•Cobb’s .366 career batting average is an all-time record, and the three seasons in which he recorded batting averages above the .400 mark are tied for the most in history.

•Ty Cobb’s 897 career stolen bases place him fourth in MLB history.

•In 1909, Cobb batted .377, with 107 Runs Batted In (RBIs), 76 stolen bases, and 216 hits.

•In 1910, Cobb batted .382, with 91 RBIs, 106 runs scored, 65 stolen bases, and 194 hits.

•In 1911, Cobb batted .419, with a career-high 127 RBIs, a career-high 148 runs scored, 83 stolen bases, and a career-high 248 hits (8th all time for most hits in a single season).

•Combining the three seasons during the 1909-1911 T206 series span, Cobb recorded a .393 batting average, a .450 on base percentage, 325 RBIs, 369 runs scored, 224 stolen bases, and 658 hits over 442 games.

•Daniel Ginsburg of the Society for American Baseball Research noted: “Perhaps the most competitive and complex personality ever to appear in a big league uniform, Ty Cobb was the dominant player in the American League during the Deadball Era, and arguably the greatest player in the history of the game."

•During the 1909-1911 span of the T206 series, Ty Cobb had emerged as one of the biggest stars in the American League, but thanks to a legendarily rugged style of play and abrasive attitude, the “Georgia Peach” was unpopular among opposing players as well as his teammates.

•Sweet Caporal was one of the subsidiaries of the American Tobacco Company that distributed the 1909-1911 T206 series within their packs.

•The 1909-1911 T206 series consists of 524 distinctly different "White Border" player portrayals.

•Measuring about 1-7/16" by 2-5/8”, cards included in the 1909-1911 T206 series were designed to conform to the packages they shared with their American Tobacco Company products.

•The 1909-1911 T206 collection includes 390 cards featuring major league players. Multiple poses and captions for the same player were counted separately within the 390-card set.

•Many of the cards released as part of the 1909-1911 T206 collection showed advertising for the tobacco company on their reverse sides rather than player statistics.

•The Underlying Asset has been authenticated by Professional Sports Authenticator (PSA) and issued a grade of PSA NM 7 with certification number 01196073.

Notable Features

•The Underlying Asset is a 1909-11 T206 Ty Cobb "Bat Off Shoulder" variant with a "Sweet Caporal - 350 Subjects" ad and a factory 30 caption.

•The Underlying Asset is graded PSA NM 7.

•There are less than 100 confirmed examples of the 1909-11 T206 Ty Cobb "Bat Off Shoulder" variant with this brand/series/factory combination,

•The Underlying Asset is 1 of 4 examples with a grade of NM 7, with just two PSA-graded examples known to exist in higher condition.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from PSA.

Details

Series 1909-11 T206 Ty Cobb Card
Sport	Baseball
Professional League	MLB
Player	Ty Cobb
Team	Detroit Tigers
Year / Season	1909-1911
Memorabilia Type	Trading Card
Manufacturer	Sweet Caporal
Series	T206 Sweet Caporal 350/30
Variant	Bat Off Shoulder
Rarity	1 of 4 (PSA NM 7)
Authentication	Professional Sports Authenticator (PSA)
Grade	NM 7
Certification No.	01196073

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1909-11 T206 Ty Cobb Card going forward.

USE OF PROCEEDS – SERIES #18LAMAR

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #18LAMAR Asset Cost (1)	$54,000	87.10%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.48%
	Brokerage Fee	$620	1.00%
	Offering Expenses (2)	$500	0.81%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$505	0.81%
	Marketing Materials	$200	0.32%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$5,875	9.48%
	Total Fees and Expenses	$7,700	12.42%
	Total Proceeds	$62,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.140 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	11/2/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$54,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$705

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2018 NATIONAL TREASURES LAMAR JACKSON CARD

Investment Overview

•Upon completion of the Series #18LAMAR Offering, Series #18LAMAR will purchase a 2018 National Treasures Red Lamar Jackson Rookie Card graded BGS NM-MT+ 8.5 as the Underlying Asset for Series #18LAMAR (The “Series 2018 National Treasures Lamar Jackson Card” or the “Underlying Asset” with respect to Series #18LAMAR, as applicable), the specifications of which are set forth below.

•The Panini Group was founded in 1961 in Modena, Italy and has grown to have subsidiaries around the world specializing in sticker and trading card collectibles as well as magazines, comic books, manga, and graphic novels.

•Lamar Jackson is an NFL quarterback for the Baltimore Ravens who was drafted by the Ravens in the 2018 NFL Draft.

•The Underlying Asset is a 2018 National Treasures Red #165 Lamar Jackson JSY AU Signed Team Logo Patch Rookie Card (#1/1) graded BGS NM-MT+ 8.5.

Asset Description

Overview & Authentication

•Lamar Demeatrice Jackson Jr. was born on January 7, 1997 in Pompano Beach, Florida.

•Lamar Jackson played for the University of Louisville for three seasons from 2015 to 2017.

•Lamar Jackson won the 2016 Heisman Memorial Trophy in his sophomore year, during which he completed 56.2 percent of his passes for a total of 3,543 yards and 30 touchdowns over 13 games. During the same season Jackson also rushed for a total of 1,571 yards and scored 21 touchdowns.

•The Baltimore Ravens drafted Jackson with the 32nd overall pick in the 2018 NFL Draft.

•In Jackson’s rookie season in 2018, he started 7 and appeared in 16 games for the Ravens, with a 58.2 completion percentage, 1,201 yards and 6 touchdowns as a passer, with an additional 695 yards and 5 touchdowns rushing.

•In 2019 Jackson started and played in 15 games as the quarterback of the Ravens, with a 66.1 completion percentage, 3,127 yards and 36 touchdowns as a passer, with an additional 1,206 yards and 7 touchdowns rushing.

•In 2019 Jackson was selected to the Pro Bowl as well as First-Team All-Pro. Jackson was named the 2019 NFL MVP.

•Panini’s National Treasures Football series is a yearly premium release that features autographed and memorabilia cards.

•The 2018 Panini National Treasures Football set consisted of 100 base cards featuring current and former stars, as well as  rare parallel cards like the Rookie Signatures Set, the Rookie Patch Autographs Set, the Rookie Material Signatures Set, and other varieties of cards featuring NFL players with and without signatures and embedded memorabilia.

•One of the parallel cards issued in the 2018 Panini National Treasures Football set was the Red #165 Lamar Jackson card.

•The Underlying Asset has been authenticated by Beckett Grading Services (BGS) and issued a grade of BGS NM-MT+ 8.5 with certification number 0012414430.

Notable Features

•The Underlying Asset is a 2018 National Treasures Red #165 Lamar Jackson Signed Team Logo Patch Rookie Card (#1/1) graded BGS NM-MT+ 8.5.

•The Underlying Asset’s BGS condition report consists of the following grades: Centering: 8.5; Corners: 8; Edges: 9; Surface: 8.5.

•Lamar Jackson's autograph on the Underlying Asset’s received a perfect grade of 10 from Beckett.

•The Underlying Asset is #165 in the 2018 National Treasures set.

•The Underlying Asset is a unique 1 of 1 numbered card.

•The Underlying Asset features a signature from Lamar Jackson in blue ink, which includes Jackson’s signature followed by his jersey number.

•The Underlying Asset features a player-worn Baltimore Ravens logo jersey patch.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from BGS.

Details

Series 2018 National Treasures Lamar Jackson Card
Sport	Football
Professional League	NFL
Player / Number	Lamar Jackson / 8
Team	Baltimore Ravens
Year / Season	2018
Memorabilia Type	Trading Card
Manufacturer	Panini America, Inc.
Rarity	1 of 1
Number in Set	165
Signature	“Lamar Jackson #8”
Embedded	Player-worn team logo jersey patch
Authentication	Beckett Grading Services (BGS)
Grade	NM-MT+ 8.5
Grade (Centering)	8.5
Grade (Edges)	9
Grade (Corners)	8
Grade (Surface)	8.5
Identification No.	0012414430

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2018 National Treasures Lamar Jackson Card going forward.

USE OF PROCEEDS – SERIES #51HOWE

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #51HOWE Asset Cost (1)	$39,600	88.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.67%
	Brokerage Fee	$450	1.00%
	Offering Expenses (2)	$500	1.11%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$505	1.12%
	Marketing Materials	$200	0.44%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$3,445	7.66%
	Total Fees and Expenses	$5,100	11.33%
	Total Proceeds	$45,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.141 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	11/2/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$39,600
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$705

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1951 PARKHURST GORDIE HOWE CARD

Investment Overview

•Upon completion of the Series #51HOWE Offering, Series #51HOWE will purchase a 1951 Parkhurst Gordie Howe Card graded PSA NM-MT 8 as the Underlying Asset for Series #51HOWE (The “Series 1951 Parkhurst Gordie Howe Card” or the “Underlying Asset” with respect to Series #51HOWE, as applicable), the specifications of which are set forth below.

•The 1951 Parkhurst hockey card set was the first major hockey card set released after the end of World War II, and is considered a staple of the beginnings of modern hockey card collecting.

•Gordie Howe was a Hall of Fame professional hockey player who played 32 seasons in the NHL and WHA (a rival league to the NHL which existed from 1972 to 1979), amassing 6 Art Ross Trophies, 6 Hart Memorial Trophies, and 4 Stanley Cups.

•The Underlying Asset is a 1951 Parkhurst #66 Gordie Howe card graded PSA NM-MT 8.

Asset Description

Overview & Authentication

•Gordie Howe was Born on March 31, 1928 in Saskatchewan, Canada.

•Howe played his first NHL game in 1946 at the age 18. Although this was his rookie season, there were no major card producers at the time. The 1951 Parkhurst #66 Gordie Howe Rookie Card is widely considered his only rookie card.

•Howe’s career spanned five decades, playing in the 40s, 50s, 60s, 70s, and 80s, before he retired for the final time at age 52 in 1980. At the time, he was a grandfather.

•Howe played 22 consecutive seasons in the NHL scoring in which he scored at least 23 goals.

•The 1951 Parkhurst set consisted of 105 cards. Each card in the set measured 1-3/4” by 2-1/2”.

•The 1951 Parkhurst set was printed on a fragile paper stock. According to folklore and PSA, among other curious steps in the manufacturing process, the cards were mixed in a cement mixer.

•Upper Deck announced the acquisition of Parkhurst on March 20, 2006

•The Underlying Asset has been authenticated by Professional Sports Authenticator (PSA) and issued a grade of PSA NM-MT 8 with certification number 05348462.

Notable Features

•The Underlying Asset is a 1951 Parkhurst #66 Gordie Howe Card graded PSA NM-MT 8.

•The Underlying Asset is 1 of 34 examples with a grade of PSA NM-MT 8.

•PSA has graded 510 examples of the 1951 Parkhurst #66 Gordie Howe Card. Only three PSA-graded examples are known to exist in a higher condition than the Underlying Asset.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from PSA.

Details

Series 1951 Parkhurst Gordie Howe Card
Sport	Hockey
Professional League	NHL
Player	Gordie Howe
Team	Detroit Red Wings
Year / Season	1951
Memorabilia Type	Trading Card
Manufacturer	Parkhurst
Rarity	1 of 34 (PSA NM-MT 8)
Number in Set	66
Authentication	Professional Sports Authenticator (PSA)
Grade	NM-MT 8
Certification No.	05348462

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1951 Parkhurst Gordie Howe Card going forward.

USE OF PROCEEDS – SERIES #86FLEER

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #86FLEER Asset Cost (1)	$146,400	88.73%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.18%
	Brokerage Fee	$1,650	1.00%
	Offering Expenses (2)	$1,238	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$505	0.31%
	Marketing Materials	$200	0.12%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$14,708	8.91%
	Total Fees and Expenses	$18,300	11.09%
	Total Proceeds	$165,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.142 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	11/2/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$146,400
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$705

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1986-87 FLEER BASKETBALL WAX BOX

Investment Overview

•Upon completion of the Series #86FLEER Offering, Series #86FLEER will purchase a 1986-87 Fleer Basketball Unopened Wax Box Certified by BBCE as the Underlying Asset for Series #86FLEER (The “Series 1986-87 Fleer Basketball Wax Box” or the “Underlying Asset” with respect to Series #86FLEER, as applicable), the specifications of which are set forth below.

•The 1986-87 Fleer Basketball set is considered a crucially important set in basketball card history, as it followed a gap of time during which basketball cards were not widely distributed. The set featured several notable rookie cards, including those of Michael Jordan, Charles Barkley, Karl Malone, Hakeem Olajuwon, and Patrick Ewing.

•During the 1986-87 NBA Season, the Los Angeles Lakers won the NBA Championship in a 6-game series against the Boston Celtics. Michael Jordan led the league in points per game with 37.1, Magic Johnson won the MVP and led the league in assists per game with 12.2, and Charles Barkley led the league in rebounds per game with 14.6.

•The Underlying Asset is an Unopened 1986/87 Fleer Basketball Wax Box certified by BBCE.

Asset Description

Overview & Authentication

•The 1986-87 Fleer Basketball set contains 132 cards.

•Each card included in the 1986-87 Fleer Basketball set measures 2-1/2" by 3-1/2".

•Issued in "wax packs," each card featured a red-white-and-blue-bordered photo design.

•Each pack in the 1986-87 Fleer Basketball set included a "Photo Sticker" insert.

•The 1986-87 Fleer Basketball set is anchored by Larry Bird, Magic Johnson, Kareem Abdul-Jabbar, Julius Erving, Moses Malone and Isiah Thomas.

•The 1986-87 Fleer Basketball set incluided rookie cards sich as Michael Jordan, and other future Hall of Famers Charles Barkley, Clyde Drexler, Patrick Ewing, Karl Malone, Hakeem Olajuwon and Dominique Wilkins.

•The Underlying Asset has been authenticated by Baseball Card Exchange, Inc. (BBCE) and issued the certification number X0257.

Notable Features

•The Underlying Asset is an unopened full and complete 198-87 Fleer Basketball Wax Box, consisting of 36 unopened packs.

•The Underlying Asset includes one pack with the #57 Michael Jordan Rookie card showing on top.

•The Underlying Asset consists of 432 cards from the 1986 Fleer Basketball base set, and 35 "Photo Sticker" inserts.

•The Underlying Asset Remains in its original packaging, with the cards undisturbed in the box.

•The Underlying Asset is protected by securely sealed "Baseball Card Exchange" plastic wrapping, which displays the BBCE descriptive label, and Certification #X0257 sticker.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its certification from BBCE.

Details

Series 1986-87 Fleer Basketball Wax Box
Sport	Basketball
Professional League	NBA
Year / Season	1986/87
Memorabilia Type	Trading Card Set
Manufacturer	Fleer
Contents	432 cards, 35 sticker inserts
Authentication	Baseball Card Exchange, Inc.
Grade	Original Form
Certification No.	X0257

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1986-87 Fleer Basketball Wax Box going forward.

USE OF PROCEEDS – SERIES #58PELE

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #58PELE Asset Cost (1)	$288,000	91.43%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.10%
	Brokerage Fee	$3,150	1.00%
	Offering Expenses (2)	$2,363	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$505	0.16%
	Marketing Materials	$200	0.06%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$20,483	6.50%
	Total Fees and Expenses	$26,700	8.48%
	Total Proceeds	$315,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.143 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	11/2/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$288,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$705

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1958 ALIFABOLAGET PELE ROOKIE CARD

Investment Overview

•Upon completion of the Series #58PELE Offering, Series #58PELE will purchase a 1958 Alifabolaget #635 Pelé Rookie Card graded PSA MINT 9 as the Underlying Asset for Series #58PELE (The “Series 1958 Alifabolaget Pele Rookie Card” or the “Underlying Asset” with respect to Series #58PELE, as applicable), the specifications of which are set forth below.

•Swedish card manufacturer Alifabolaget first printed trading cards in 1949, but their 1958 set is their most famous, thanks to its inclusion of a Pelé rookie card. Pelé helped lead Brazil to victory in the 1958 World Cup over Sweden, which was the host country for the event.

•Pelé was a Brazilian professional soccer player who is often considered one of the greatest soccer players of all time.

•The Underlying Asset is a 1958 Alifabolaget #635 Pelé Rookie Card graded PSA MINT 9.

Asset Description

Overview & Authentication

•Edson Arantes do Nascimento, better known as “Pelé”, was born on October 23, 1940 in Três Corações, Brazil.

•In his autobiography, Pelé stated he had no idea what the "Pelé" nicknme means, nor did his old friends.

•Pelé played in four World Cups for the Brazilian National Team, and was a member of three winning teams in 1958, 1962, and 1970.

•While it is difficult to place an exact number on the number of goals scored by Pelé over the course of his 22-year career (due to differing standards and leagues), most reports have him scoring over 1,000.

•At 17-years-old, Pelé debuted at the 1958 World Cup in Stockholm.

•The 1958 World Cup was the first internationally telvised World Cup.

•Pelé sat out the first two games of the 1958 Wold Cup, appearing for the first time in Brazil’s final group game against the Soviet Union.

•Pelé scored his first goal in the quarterfinals against Wales. In the semifinal against France, Pelé scored a hat trick (3 goals). He would score twice in the victorious finals match, bringing his 1958 World Cup total to 6.

•The 1958 Wold Cup was the first World Cup that Brazil had ever won and Pelé was the youngest-ever World Cup-winner.

•The International Olympics Committee (IOC) named Pelé “Athlete of the Century” in 1999.

•The Underlying Asset has been authenticated by Professional Sports Authenticator (PSA) and issued a grade of PSA MINT 9 with certification number 20018650.

Notable Features

•The Underlying Asset is a 1958 Alifabolaget #635 Pelé Rookie Card graded PSA MINT 9.

•The Underlying Asset is 1 of 5 examples graded PSA MINT 9, with no PSA-graded examples known to exist with a higher grade.

•PSA has graded more than 50 examples of the 1958 Alifabolaget #635 Pelé Rookie Card.

•The Underlying Asset features an illustration of Pelé on the field in his Brazilian uniform at the 1958 World Cup in Stockholm, Sweden.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from PSA.

Details

Series 1958 Alifabolaget Pele Rookie Card
Sport	Soccer
Professional League	FIFA
Player	Pelé
Team	Brazil
Year / Season	1958
Memorabilia Type	Trading Card
Manufacturer	Alifabolaget
Rarity	1 of 5 (PSA MINT 9)
Number in Set	635
Authentication	Professional Sports Authenticator (PSA)
Grade	MINT 9
Certification No.	20018650

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1958 Alifabolaget Pele Rookie Card going forward.

USE OF PROCEEDS – SERIES #58PELE2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #58PELE2 Asset Cost (1)	$22,800	86.04%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.13%
	Brokerage Fee	$265	1.00%
	Offering Expenses (2)	$500	1.89%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$505	1.91%
	Marketing Materials	$200	0.75%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$1,930	7.28%
	Total Fees and Expenses	$3,400	12.83%
	Total Proceeds	$26,500	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.144 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	11/2/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$22,800
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$705

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1958 EDITORA AQUARELA PELE CARD

Investment Overview

•Upon completion of the Series #58PELE2 Offering, Series #58PELE2 will purchase a 1958 Editora Aquarela Pelé Card graded PSA NM 7 as the Underlying Asset for Series #58PELE2 (The “Series 1958 Editora Aquarela Pele Card” or the “Underlying Asset” with respect to Series #58PELE2, as applicable), the specifications of which are set forth below.

•The 1958 Editora Aquarella 24-card set was released to commemorate the members of the 1958 World Cup Brazilian Team, and was re-issued with blue numbers due to popular demand.

•Pelé was a Brazilian professional soccer player who is often considered one of the greatest soccer players of all time.

•The Underlying Asset is a 1958 Editora Aquarela LTDA #10 Pele Blue Number Perforated Rookie Card graded PSA NM 7.

Asset Description

Overview & Authentication

•Edson Arantes do Nascimento, better known as “Pelé”, was born on October 23, 1940 in Três Corações, Brazil.

•In his autobiography, Pelé stated he had no idea what the "Pelé" nicknme means, nor did his old friends.

•Pelé played in four World Cups for the Brazilian National Team, and was a member of three winning teams in 1958, 1962, and 1970.

•While it is difficult to place an exact number on the number of goals scored by Pelé over the course of his 22-year career (due to differing standards and leagues), most reports have him scoring over 1,000.

•At 17-years-old, Pelé debuted at the 1958 World Cup in Stockholm.

•The 1958 World Cup was the first internationally telvised World Cup.

•Pelé sat out the first two games of the 1958 Wold Cup, appearing for the first time in Brazil’s final group game against the Soviet Union.

•Pelé scored his first goal in the quarterfinals against Wales. In the semifinal against France, Pelé scored a hat trick (3 goals). He would score again in the victorious finals match, bringing his 1958 World Cup total to 6.

•The 1958 Wold Cup was the first World Cup Brazil had ever won and Pelé was the youngest-ever World Cup-winner.

•The International Olympics Committee (IOC) named Pelé “Athlete of the Century” in 1999.

•The Blue Number Perforated set issued by Editora Aquarela followed up a succesful first release (with black numbers) of a 24-card set honoring the Brazilian World Cup Champions.

•The Underlying Asset has been authenticated by Professional Sports Authenticator (PSA) and issued a grade of PSA NM 7 with certification number 44205565.

Notable Features

•The Underlying Asset is a 1958 Editora Aquarela LTDA #10 Pele Blue Number Perforated Rookie Card graded PSA NM 7.

•The Underlying Asset is the only Editora Aquarela LTDA #10 Pele Blue Number graded PSA NM 7, with no PSA-graded examples known to exist with a higher grade.

•PSA has graded more than 37 examples of the 1958 Editora Aquarela LTDA #10 Pele Blue Number Perforated Rookie Card.

•The Underlying Asset features an illustration of Pelé in his Brazilian over a light blue background.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from PSA.

Details

Series 1958 Editora Aquarela Pele Card
Sport	Soccer
Professional League	FIFA
Player	Pelé
Team	Brazil
Year / Season	1958
Memorabilia Type	Trading Card
Manufacturer	Editora Aquarela LTDA
Rarity	1 of 1 (PSA NM 7)
Number in Set	10
Authentication	Professional Sports Authenticator (PSA)
Grade	NM 7
Certification No.	44205565

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1958 Editora Aquarela Pele Card going forward.

USE OF PROCEEDS – SERIES #04MESSI

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #04MESSI Asset Cost (1)	$39,600	88.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.67%
	Brokerage Fee	$450	1.00%
	Offering Expenses (2)	$500	1.11%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$505	1.12%
	Marketing Materials	$200	0.44%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$3,445	7.66%
	Total Fees and Expenses	$5,100	11.33%
	Total Proceeds	$45,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.145 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	11/2/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$39,600
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$705

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2004-05 PANINI LIONEL MESSI CARD

Investment Overview

•Upon completion of the Series #04MESSI Offering, Series #04MESSI will purchase a 2004-05 Panini Lionel Messi Card graded BGS GEM MINT 9.5 as the Underlying Asset for Series #04MESSI (The “Series 2004-05 Panini Lionel Messi Card” or the “Underlying Asset” with respect to Series #04MESSI, as applicable), the specifications of which are set forth below.

•The Panini Group was founded in 1961 in Modena, Italy and has grown to have subsidiaries around the world specializing in sticker and trading card collectibles as well as magazines, comic books, manga, and graphic novels.

•Lionel Messi is an Argentinian professional soccer player who has been twice named The Best FIFA Men’s Player, won two UEFA Men’s Player of the Year Awards, and been named La Liga Best Player eight times.

•The Underlying Asset is a 2004-05 Panini Megacracks La Liga #71BIS Lionel Messi Rookie Card graded BGS GEM MINT 9.5.

Asset Description

Overview & Authentication

•Lionel Andrés Messi Cuccittini was born on June 24, 1987 in Rosario, Argentina.

•At 17 years old, Messi played his first game for F.C. Barcelona on October 16, 2004 and continues to play for the club as of November, 2020.

•In his rookie season, Messi played in 7 games for F.C. Barcelona, recording 70 minutes of play and 1 goal.

•As of September, 2020, Messi had scored 634 goals for F.C. Barcelona.

•Messi has been a member of teams that have won 10 La Liga titles, 4 Champions League titles, 6 Copa del Rey titles, and 1 Olympic Gold Medal (Argentina).

•Messi has the most hat tricks (games in which one player scores at least 3 goals) in La Liga history with 36.

•Megacracks is an annual series issued by Panini that contains trading cards of players in La Liga.

•The 2004-05 Panini Megacracks set contains 576 cards and covers the Campeonato Nacional de Liga 2004-2005 1-a Division.

•The Underlying Asset has been authenticated by Beckett Grading Services (BGS) and issued a grade of BGS GEM MINT 9.5 with certification number 0012103051

Notable Features

•The Underlying Asset is a 2004-05 Panini Megacracks La Liga #71BIS Lionel Messi Rookie Card graded BGS GEM MINT 9.5.

•The Underlying Asset’s BGS condition report consists of the following grades: Centering: 9.5; Corners: 9.5; Edges: 9; Surface: 9.5.

•The Underlying Asset is 1 of 70 examples with a grade of BGS GEM MINT 9.5 with no examples graded higher. BGS has graded 329 examples of the 2004-05 Panini Megacracks La Liga #71BIS Lionel Messi Rookie Card.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from BGS.

Details

Series 2004-05 Panini Lionel Messi Card
Sport	Soccer
Professional League	La Liga
Player / Number	Lionel Messi / 30
Team	F.C. Barcelona
Year / Season	2004-05
Memorabilia Type	Trading Card
Manufacturer	Panini S.p.A
Rarity	1 of 70 (BGS GEM MINT 9.5)
Number in Set	71
Authentication	Beckett Grading Services (BGS)
Grade	GEM MINT 9.5
Grade (Centering)	9.5
Grade (Edges)	9
Grade (Corners)	9.5
Grade (Surface)	9.5
Identification No.	0012103051

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2004-05 Panini Lionel Messi Card going forward.

USE OF PROCEEDS – SERIES #99TMB2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #99TMB2 Asset Cost (1)	$50,300	83.83%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.50%
	Brokerage Fee	$600	1.00%
	Offering Expenses (2)	$500	0.83%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.17%
	Marketing Materials	$200	0.33%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$8,000	13.33%
	Total Fees and Expenses	$9,400	15.67%
	Total Proceeds	$60,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.146 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	10/27/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$50,300
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1999 POKEMON TROPICAL MEGA BATTLE CARD

Investment Overview

•Upon completion of the Series #99TMB2 Offering, Series #99TMB2 will purchase 1999 Pokémon Japanese Promo Tropical Mega Battle No. 2 Trainer Card graded PSA AUTHENTIC as the Underlying Asset for Series #99TMB2 (The “Series 1999 Pokemon Tropical Mega Battle Card” or the “Underlying Asset” with respect to Series #99TMB2, as applicable), the specifications of which are set forth below.

•The Pokémon Trading Card Game is a collectible card game based on Nintendo’s Pokémon franchise of video games and anime. As of February 2020, the game has sold over 28.8 billion trading cards worldwide.

•Pokémon, which launched in 1996, has become one of the most valuable media franchises in the world with an estimated $95 billion in lifetime revenue split between video games, trading cards, TV Shows, movies, comic books, and licensed merchandise.

•The Underlying Asset is a 1999 Pokémon Japanese Promo No. 2 Trainer Tropical Mega Battle Graded PSA AUTHENTIC.

Asset Description

Overview & Authentication

•On February 27, 1996, Nintendo released the Game Freak developed game “Pocket Monsters: Red and Green” for the Game Boy, Game Boy Color, and Game Boy Advance. This was the first Pokémon video game.

•Nintendo owns one-third of The Pokémon Company.

•As of 2016, nearly 15 billion Pokémon cards had been produced.

•The 1999 Mega Battle Tournaments consisted of 7 Pokémon tournaments in Japan, with the winners earning an invitation to the finals in Hawaii. The top three players from each region were awarded trainer cards which featured an Exeggutor Pokémon.

•Exeggutor is a three-headed Pokémon, classified under the types “Grass” and “Psychic” with weaknesses such as “Ghost,” “Fire,” and more.

•The Tropical Mega Battle would be replaced by the World Championships, which continues today.

•Pokémon GO, an augmented reality game that allows players to hunt for Pokémon in their physical environments, was released in 2016 to massive success.

•The Underlying Asset has been authenticated by Professional Sports Authenticator (PSA) and issued a grade of PSA Authentic with certification number 26658307.

Notable Features

•The Underlying Asset is a 1999 Pokémon Japanese Promo Tropical Mega Battle No. 2 Trainer graded PSA AUTHENTIC.

•The Underlying Asset was awarded to one of the top participants at one of the Mega Battle tournaments in Japan in 1999.

•The Underlying Asset is a 1 of 1 example graded PSA Authentic. Four examples are graded higher.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from PSA.

Details

Series 1999 Pokemon Tropical Mega Battle Card
Name	Pokemon Trading Card Game
Variety	No. 2 Trainer
Event	Tropical Mega Battle (Hawaii finals)
Year	1999
Memorabilia Type	Trading Card
Rarity	1 of 1 (PSA AUTHENTIC)
Authentication	Professional Sports Authenticator (PSA)
Grade	AUTHENTIC
Certification No.	26658307

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1999 Pokemon Tropical Mega Battle Card going forward.

USE OF PROCEEDS – SERIES #98KANGA

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #98KANGA Asset Cost (1)	$150,000	88.24%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.18%
	Brokerage Fee	$1,700	1.00%
	Offering Expenses (2)	$1,275	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.06%
	Marketing Materials	$200	0.12%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$16,425	9.66%
	Total Fees and Expenses	$19,700	11.59%
	Total Proceeds	$170,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.147 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	10/29/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$150,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1998 POKEMON KANGASKHAN HOLO CARD

Investment Overview

•Upon completion of the Series #98KANGA Offering, Series #98KANGA will purchase 1998 Pokémon Japanese Promo Kangaskhan-Holo Trophy Card graded PSA GEM MT 10 as the Underlying Asset for Series #98KANGA (The “Series 1998 Pokemon Kangaskhan Holo Card” or the “Underlying Asset” with respect to Series #98KANGA, as applicable), the specifications of which are set forth below.

•The Pokémon Trading Card Game is a collectible card game based on Nintendo’s Pokémon franchise of video games and anime. As of February 2020, the game has sold over 28.8 billion trading cards worldwide.

•Pokémon, which launched in 1996, has become one of the most valuable media franchises in the world with an estimated $95 billion in lifetime revenue split between video games, trading cards, TV Shows, movies, comic books, and licensed merchandise.

•The Underlying Asset is a 1998 Pokémon Japanese Promo Family Event #115 Kangaskhan-Holo Trophy Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•On February 27, 1996, Nintendo released the Game Freak developed game “Pocket Monsters: Red and Green” for the Game Boy, Game Boy Color, and Game Boy Advance. This was the first Pokémon video game.

•Nintendo owns one-third of The Pokémon Company.

•As of 2016, nearly 15 billion Pokémon cards had been produced.

•Pokémon GO, an augmented reality game that allows players to hunt for Pokémon in their physical environments, was released in 2016 to massive success.

•Kangaskhan is a Pokemon that carries a baby in a pouch on its belly, and “intimidates opponents with quick jabs."

•Holographic (or "Holo") Pokemon cards have a “shine” or “glean” to their picture that differentiates them from normal Pokemon cards.

•In May 1998 the Parent/Child Mega Battle tournament was held in Japan. Thousands of players competed in teams, all to be named the ultimate Pokemon masters.

•The Underlying Asset has been authenticated by Professional Sports Authenticator (PSA) and issued a grade of PSA GEM MT 10 with certification number 41153810.

Notable Features

•The Underlying Asset is a 1998 Pokémon Japanese Promo Family Event #115 Kangaskhan-Holo Trophy Card graded PSA GEM MT 10.

•The Underlying Asset was given to the teams who achieved a certain number of wins (number unknown) in the May 1998 Parent/Child Mega Battle tournament held in Japan.

•The Underlying Asset is one of only 46 examples assessed by PSA with only a eleven having earned the illustrious designation.

•The Underlying Asset is 1 of 11 examples with a grade of  PSA GEM MT 10. PSA has graded 46 examples of the 1998 Pokémon Japanese Promo Family Event #115 Kangaskhan-Holo Trophy Card.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from PSA.

Details

Series 1998 Pokemon Kangaskhan Holo Card
Name	Pokémon Trading Card Game
Variety	Kangaskhan Holo Trophy Card
Event	Family Event
Year	1998
Memorabilia Type	Trading Card
Rarity	1 of 11 (PSA GEM MT 10)
Authentication	Professional Sports Authenticator (PSA)
Grade	GEM MT 10
Certification No.	41153810

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1998 Pokemon Kangaskhan Holo Card going forward.

USE OF PROCEEDS – SERIES #FEDERAL

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #FEDERAL Asset Cost (1)	$120,000	80.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.20%
	Brokerage Fee	$1,500	1.00%
	Offering Expenses (2)	$1,125	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$100	0.07%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.07%
	Marketing Materials	$200	0.13%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$26,675	17.78%
	Total Fees and Expenses	$29,700	19.80%
	Total Proceeds	$150,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.148 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	10/14/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$120,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$400

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES THE FEDERALIST

Investment Overview

•Upon completion of the Series #FEDERAL Offering, Series #FEDERAL will purchase a First Edition copy of The Federalist by Alexander Hamilton, James Madison, and John Jay as the Underlying Asset for Series #FEDERAL (The “Series The Federalist” or the “Underlying Asset” with respect to Series #FEDERAL, as applicable), the specifications of which are set forth below.

•The Federalist (also known as The Federalist Papers) is a collection of essays written between October 1787 and May 1788 that were intended to help garner support for the ratification of the Constitution in New York and help increase the popularity across the country. The 85 essays were written by Alexander Hamilton, James Madison, and John Jay, all writing under the pen name “Publius”.

•The original essays were published in multiple New York newspapers, addressed to “People of the State of New-York”, to counter the many articles in those same papers denouncing the Constitution.

•The Underlying Asset is a First Edition copy of The Federalist: A Collection of Essays Written in Favor of the New Constitution, as Agreed upon by the Federal Convention, September 17, 1787 by Alexander Hamilton, James Madison, and John Jay.

Asset Description

Overview & Authentication

•While the September 17, 1787 Constitutional Convention approved the Constitution, the document could not go into effect until nine states ratified it. This is what motivated Hamilton, Madison, and Jay to pen the Federalist essays in favor of the approved Constitution.  However, they would do so anonymously originally, under the name “Publius,” which is thought to be a reference to a heroic Roman general by the same name. Prominent anti-federalists like Robert Yates and George Clinton had previously adopted Roman pseudonyms like Brutus and Cato.

•Alexander Hamilton was born in Charlestown, Nevis on January 11 in either 1757 or 1755.  Hamilton would rise to become a prominent political figure during the founding of the United States and was a delegate to the Constitutional Convention. Hamilton argued for a strong central government as well as other ideals surrounding the roles of the Senators and President.

•James Madison was born in 1751 in Virginia, and after attending Princeton (then called the College of New Jersey), became a member of the Continental Congress and a delegate to the Constitutional Convention. Madison would go on to serve as the fourth President of the United States of America.

•John Jay was born in 1745 in New York and attended Columbia University (then called Kings College). After a stint as a diplomat and the Secretary for Foreign Affairs, Jay contributed to the writing of The Federalist Papers. He would go on to become the first Chief Justice of the United States as well as a two-term Governor of New York.

•The first Federalist essay was published on October 27, 1787 in The Independent Journal.

•The first edition of a bound collection of The Federalist essays was published in 1788 by printers J. and A. McLean.

•Much of the content of the Federalist essays explain specific aspects of the Constitution in detail — as Hamilton and Madison were both members of the Constitutional Convention, the papers have been used as sources for determining the intention of the drafters of the Constitution.

•Since their initial publishing in two volumes in 1788 by J. and A. McLean, The Federalist essays have been cited frequently in court proceedings in the Supreme Court of the United States. As of 1998, the most frequently cited essay was Federalist No. 42, written by Madison, which discusses the powers of the federal government to engage with foreign nations and most famously, the ways in which Madison believed the states should behave with regard to one another in matters of commerce.

•In 1999, U.S. Supreme Court Justice Antonin Scalia spoke to high school students in Maryland about the Federalist Papers: Scalia said the essays, written between 1787 and 1788 by Alexander Hamilton, James Madison and John Jay, would serve the students better than "listening to me."

•In 2007, George Washington University Law professor Gregory E. Maggs wrote: “The Federalist Papers long have enjoyed a special reputation as an extremely important source of evidence of the original meaning of the Constitution."

•In 2015, a musical called “Hamilton” based on the life of Alexander Hamilton, debuted on Broadway and has since received widespread acclaim.

•The Underlying Asset is accompanied by a signed letter of authenticity from Darren Sutherland, a New York-based rare book specialist.

Notable Features

•The Underlying Asset is in two volumes (22-page Volume I and 384-page Volume II), which contain the 85 essays that make up The Federalist Papers.

•The Underlying Asset contains early tree calf cover bindings.

•The Underlying Asset has slightly smaller text block in volume 2 (.2 cm).

•The Underlying Asset displays contemporary ownership signatures in both volumes, now washed and obscured by ink, by William Brown, and an additional signature by Henry Terry.

Notable Defects

•The Underlying Asset contains extremities with light rubbing, and spine caps with small repairs.

•The Underlying Asset has some intermittent light to moderate foxing (age-related spots).

•The Underlying Asset shows ownership signatures in both volumes by William Brown, which are now washed and obsured by ink.

Details

Series The Federalist
Title	The Federalist
Authors	Alexander Hamilton, James Madison, John Jay
Publisher	J. and A. McLean
Publication Date	1788
Binding	Hardcover, contemporary
Book Condition	Very good
Edition	First Edition
Ownership Signature(s)	William Brown, Henry Terry

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series The Federalist going forward.

RSE ARCHIVE, LLC FINANCIAL STATEMENTS

CONTENTS

PAGE

RSE ARCHIVE, LLC AND VARIOUS SERIES:

Consolidated Balance Sheets as of June 30, 2020 (unaudited) and December 31, 2019F-1

Consolidated Statements of Operations for the six months ended June 30, 2020 (unaudited) F-13 and period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Consolidated Statements of Members’ Equity / (Deficit) for the six months ended F-23

June 30, 2020 (unaudited) and period from inception (January 3, 2019) to June 30, 2019

(unaudited)

Consolidated Statements of Cash Flows for the six months ended June 30, 2020 (unaudited) F-29 and period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Notes to Consolidated Financial Statements F-39

Period January 3, 2019 to December 31, 2019 Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting FirmF-67

Consolidated Balance SheetsF-68

Consolidated Statements of OperationsF-71

Consolidated Statements of Members’ Equity F-74

Consolidated Statements of Cash Flows F-76

Notes to Consolidated Financial StatementsF-79

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Assets
Current Assets
Cash and Cash Equivalents	$1,450	$1,600	$300	$1,545	$1,095
Pre-paid Insurance	1,153	484	155	323	918
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	2,603	2,084	455	1,868	2,013
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	125,000	52,500	16,800	35,000	70,100
TOTAL ASSETS	$127,603	$54,584	$17,255	$36,868	$72,113

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Membership Contributions	126,600	54,100	17,100	36,600	70,740
Capital Contribution	3,068	1,749	1,095	1,396	1,900
Capital Contribution for loss at Offering close	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Accumulated Deficit	(2,065)	(1,265)	(940)	(1,073)	(982)
Members' Equity / (Deficit)	127,603	54,584	17,255	36,868	72,113
TOTAL LIABILITIES AND MEMBERS' EQUITY	$127,603	$54,584	$17,255	$36,868	$72,113

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Assets
Current Assets
Cash and Cash Equivalents	$1,495	$1,695	$1,250	$1,250	$1,200
Pre-paid Insurance	169	141	507	272	165
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	1,664	1,836	1,757	1,522	1,365
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	12,100	10,100	55,500	29,500	17,900
TOTAL ASSETS	$13,764	$11,936	$57,257	$31,022	$19,265

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Membership Contributions	13,800	12,000	56,750	30,750	19,250
Capital Contribution	947	911	1,701	1,404	993
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Accumulated Deficit	(778)	(770)	(1,194)	(1,132)	(828)
Members' Equity / (Deficit)	13,764	11,936	57,257	31,022	19,265
TOTAL LIABILITIES AND MEMBERS' EQUITY	$13,764	$11,936	$57,257	$31,022	$19,265

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Series #APROAK
Assets
Current Assets
Cash and Cash Equivalents	$1,750	$5,300	$1,003	$3,005	$1,250
Pre-paid Insurance	155	-	-	-	669
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	3,550	-
Total Current Assets	1,905	5,300	1,003	6,555	1,919
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	11,100	500,028	44,065	-	72,500
TOTAL ASSETS	$13,005	$505,328	$45,068	$6,555	$74,419

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$3,550	$-
Due to the Manager for Insurance	-	2,644	386	-	-
Income Taxes Payable	-	-	-	3,005	-
Due to the Manager or its Affiliates	-	-	65	-	-
Total Liabilities	-	2,644	451	6,555	-

Membership Contributions	13,000	505,328	45,040	-	73,688
Capital Contribution	860	2,355	671	-	1,859
Capital Contribution for loss at Offering close	-	-	10	-	63
Distribution to RSE Archive	(150)	-	-	-	-
Accumulated Deficit	(705)	(4,999)	(1,104)	-	(1,191)
Members' Equity / (Deficit)	13,005	502,684	44,617	-	74,419
TOTAL LIABILITIES AND MEMBERS' EQUITY	$13,005	$505,328	$45,068	$6,555	$74,419

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3
Assets
Current Assets
Cash and Cash Equivalents	$1,003	$1,203	$1,003	$1,003	$1,003
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	1,003	1,203	1,003	1,003	1,003
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	20,000	50,000	74,000	20,000	75,000
TOTAL ASSETS	$21,003	$51,203	$75,003	$21,003	$76,003

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	175	418	634	69	258
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	175	418	634	69	258

Membership Contributions	21,050	51,250	75,050	21,050	76,050
Capital Contribution	511	435	414	391	390
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(47)	(47)	(47)	(47)	(47)
Accumulated Deficit	(686)	(853)	(1,048)	(460)	(648)
Members' Equity / (Deficit)	20,827	50,785	74,369	20,934	75,745
TOTAL LIABILITIES AND MEMBERS' EQUITY	$21,003	$51,203	$75,003	$21,003	$76,003

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN
Assets
Current Assets
Cash and Cash Equivalents	$1,950	$400	$1,050	$1,703	$9,272
Pre-paid Insurance	311	240	-	219	-
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	136
Total Current Assets	2,261	640	1,050	1,922	9,408
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	22,100	17,200	9,000	15,600	-
TOTAL ASSETS	$24,361	$17,840	$10,050	$17,522	$9,408

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	-	-	77	-	-
Income Taxes Payable	-	-	-	-	9,408
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	-	77	-	9,408

Membership Contributions	24,050	17,797	9,400	17,500	-
Capital Contribution	718	639	368	612	-
Capital Contribution for loss at Offering close	-	-	650	-	-
Distribution to RSE Archive	-	(197)	-	(197)	-
Accumulated Deficit	(407)	(399)	(445)	(393)	-
Members' Equity / (Deficit)	24,361	17,840	9,973	17,522	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$24,361	$17,840	$10,050	$17,522	$9,408

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Assets
Current Assets
Cash and Cash Equivalents	$650	$800	$1,050	$1,003	$1,750
Pre-paid Insurance	125	221	277	-	176
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	775	1,021	1,327	1,003	1,926
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	13,545	24,000	30,000	250,006	12,600
TOTAL ASSETS	$14,320	$25,021	$31,327	$251,009	$14,526

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	-	-	-	2,134	-
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	45	-	-	6	-
Total Liabilities	45	-	-	2,140	-

Membership Contributions	14,150	24,745	31,050	250,538	14,500
Capital Contribution	465	575	595	194	353
Capital Contribution for loss at Offering close	-	55	-	512	-
Distribution to RSE Archive	-	-	-	(47)	(150)
Accumulated Deficit	(340)	(354)	(318)	(2,328)	(177)
Members' Equity / (Deficit)	14,275	25,021	31,327	248,869	14,526
TOTAL LIABILITIES AND MEMBERS' EQUITY	$14,320	$25,021	$31,327	$251,009	$14,526

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Assets
Current Assets
Cash and Cash Equivalents	$8,851	$300	$700	$1,203	$600
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-
Due from the Manager	109	-	-	-	-
Total Current Assets	8,960	300	700	1,203	600
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	-	87,006	27,006	130,000	20,006
TOTAL ASSETS	$8,960	$87,306	$27,706	$131,203	$20,606

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	144	190	146	1,088	108
Income Taxes Payable	8,816	-	-	-	-
Due to the Manager or its Affiliates	-	6	6	-	6
Total Liabilities	8,960	196	152	1,088	114

Membership Contributions	-	87,300	27,700	131,250	20,600
Capital Contribution	-	126	126	116	90
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(47)	-
Accumulated Deficit	-	(316)	(272)	(1,204)	(198)
Members' Equity / (Deficit)	-	87,110	27,554	130,115	20,492
TOTAL LIABILITIES AND MEMBERS' EQUITY	$8,960	$87,306	$27,706	$131,203	$20,606

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21
Assets
Current Assets
Cash and Cash Equivalents	$600	$563	$213	$463	$300
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	600	563	213	463	300
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	36,006	27,600	11,600	37,100	7,023
TOTAL ASSETS	$36,606	$28,163	$11,813	$37,563	$7,323

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	195	70	30	97	11
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	6	-	-	-	23
Total Liabilities	201	70	30	97	34

Membership Contributions	36,600	28,200	11,850	37,600	7,300
Capital Contribution	90	67	67	67	47
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-
Accumulated Deficit	(285)	(137)	(97)	(164)	(58)
Members' Equity / (Deficit)	36,405	28,093	11,783	37,466	7,289
TOTAL LIABILITIES AND MEMBERS' EQUITY	$36,606	$28,163	$11,813	$37,563	$7,323

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #BATMAN1	Series #BIRKINTAN	Series #GMTBLACK1	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$534	$700	$634	$171,332
Pre-paid Insurance	-	-	-	6,938
Pre-paid Storage	-	-	-	1,650
Due from the Manager	-	-	-	3,794
Total Current Assets	534	700	634	183,715
Other Assets
Collectible Memorabilia - Deposit	-	-	-	178,161
Collectible Memorabilia - Owned	68,577	25,244	25,030	3,759,520
TOTAL ASSETS	$69,111	$25,944	$25,664	$4,121,396

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$108,213
Due to the Manager for Insurance	149	42	146	10,714
Income Taxes Payable	-	-	-	21,229
Due to the Manager or its Affiliates	77	244	30	1,751,883
Total Liabilities	226	286	176	1,892,038

Membership Contributions	69,100	25,700	25,700	2,231,825
Capital Contribution	43	20	20	40,940
Capital Contribution for loss at Offering close	-	-	-	1,800
Distribution to RSE Archive	(66)	-	(66)	-
Accumulated Deficit	(192)	(62)	(166)	(45,207)
Members' Equity / (Deficit)	68,885	25,658	25,488	2,229,358
TOTAL LIABILITIES AND MEMBERS' EQUITY	$69,111	$25,944	$25,664	$4,121,396

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

See accompanying notes, which are an integral part of these financial statements.

F-10

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Assets
Current Assets
Cash and Cash Equivalents	$1,450	$1,600	$300	$1,545	$1,095
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	2	-	-	1
Total Current Assets	1,450	1,602	300	1,545	1,096
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	125,000	52,500	16,800	35,000	70,100
TOTAL ASSETS	$126,450	$54,102	$17,100	$36,545	$71,196

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$13	$13	$-
Due to the Manager for Insurance	237	100	32	66	66
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	237	100	45	79	66

Membership Contributions	126,600	54,100	17,100	36,600	70,740
Capital Contribution	220	203	180	154	131
Capital Contribution for loss at Offering close	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Accumulated Deficit	(607)	(301)	(225)	(233)	(196)
Members' Equity	126,213	54,002	17,055	36,466	71,130
TOTAL LIABILITIES AND MEMBERS' EQUITY	$126,450	$54,102	$17,100	$36,545	$71,196

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Assets
Current Assets
Cash and Cash Equivalents	$1,495	$1,695	$1,250	$1,100	$1,200
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	1	1	-	-
Total Current Assets	1,496	1,696	1,251	1,100	1,200
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	12,100	10,100	55,500	29,500	17,900
TOTAL ASSETS	$13,596	$11,796	$56,751	$30,600	$19,100

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$13	$-
Due to the Manager for Insurance	12	10	104	56	34
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	12	10	104	69	34

Membership Contributions	13,800	12,000	56,750	30,750	19,250
Capital Contribution	131	131	112	110	71
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Accumulated Deficit	(142)	(140)	(215)	(329)	(105)
Members' Equity	13,584	11,786	56,647	30,531	19,066
TOTAL LIABILITIES AND MEMBERS' EQUITY	$13,596	$11,796	$56,751	$30,600	$19,100

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$1,750	$5,300	$1,050	$1,600	$24,459
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	-	2	1	1,881
Total Current Assets	1,751	5,300	1,052	1,601	26,340
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	282,250
Collectible Memorabilia - Owned	11,100	500,028	44,000	27,500	1,301,928
TOTAL ASSETS	$12,851	$505,328	$45,052	$29,101	$1,610,518

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$130
Due to the Manager for Insurance	11	949	83	52	2,607
Due to the Manager or its Affiliates	-	-	-	-	577,500
Total Liabilities	11	949	83	52	580,237

Membership Contributions	13,000	505,328	45,040	29,100	1,030,158
Capital Contribution	63	16	5	4	7,644
Capital Contribution for loss at Offering close	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Accumulated Deficit	(73)	(965)	(86)	(55)	(8,041)
Members' Equity	12,840	504,379	44,969	29,049	1,030,281
TOTAL LIABILITIES AND MEMBERS' EQUITY	$12,851	$505,328	$45,052	$29,101	1,610,518

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

F-13

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Operating Expenses
Storage	$-	$3	$-	$-	$1
Transportation	-	-	-	-	-
Insurance	859	361	115	240	185
Professional Fees	600	600	600	600	600
Marketing Expense	-	-	-	-	-
Total Operating Expenses	1,459	964	715	840	786
Operating Loss	(1,459)	(964)	(715)	(840)	(786)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,459)	(964)	(715)	(840)	(786)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(1,459)	$(964)	$(715)	$(840)	$(786)

Basic and Diluted (Loss) per Membership Interest	$(1.46)	$(0.48)	$(0.36)	$(0.84)	$(0.26)
Weighted Average Membership Interests	1,000	2,000	2,000	1,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Operating Expenses
Storage	$1	$1	$1	$-	$-
Transportation	-	-	-	-	-
Insurance	34	29	378	203	123
Professional Fees	600	600	600	600	600
Marketing Expense	-	-	-	-	-
Total Operating Expenses	635	630	979	803	723
Operating Loss	(635)	(630)	(979)	(803)	(723)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(635)	(630)	(979)	(803)	(723)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(635)	$(630)	$(979)	$(803)	$(723)

Basic and Diluted (Loss) per Membership Interest	$(3.18)	$(3.15)	$(0.98)	$(0.40)	$(0.72)
Weighted Average Membership Interests	200	200	1,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Series #APROAK
Operating Expenses
Storage	$1	$-	$4	$1	$-
Transportation	-	-	65	-	-
Insurance	31	3,435	302	41	597
Professional Fees	600	600	600	121	594
Marketing Expense	-	-	47	47	-
Total Operating Expenses	632	4,035	1,018	210	1,191
Operating Loss	(632)	(4,035)	(1,018)	(210)	(1,191)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	(8,950)	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(632)	(4,035)	(1,018)	8,740	(1,191)
Provision for Income Taxes	-	-	-	3,005	-
Net income/(loss)	$(632)	$(4,035)	$(1,018)	$5,735	$(1,191)

Basic and Diluted (Loss) per Membership Interest	$(0.32)	$(0.40)	$(0.51)	$2.87	$(1.19)
Weighted Average Membership Interests	2,000	10,000	2,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3
Operating Expenses
Storage	$1	$-	$-	$1	$-
Transportation	-	-	-	-	-
Insurance	175	418	634	69	258
Professional Fees	510	435	414	390	390
Marketing Expense	-	-	-	-	-
Total Operating Expenses	686	853	1,048	460	648
Operating Loss	(686)	(853)	(1,048)	(460)	(648)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(686)	(853)	(1,048)	(460)	(648)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(686)	$(853)	$(1,048)	$(460)	$(648)

Basic and Diluted (Loss) per Membership Interest	$(0.34)	$(0.43)	$(0.52)	$(0.46)	$(0.65)
Weighted Average Membership Interests	2,000	2,000	2,000	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN
Operating Expenses
Storage	$-	$1	$-	$-	$-
Transportation	-	-	-	-	-
Insurance	36	27	77	25	209
Professional Fees	371	371	368	368	165
Marketing Expense	-	-	-	-	-
Total Operating Expenses	407	399	445	393	374
Operating Loss	(407)	(399)	(445)	(393)	(374)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	(44,935)
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(407)	(399)	(445)	(393)	44,561
Provision for Income Taxes	-	-	-	-	9,408
Net income/(loss)	$(407)	$(399)	$(445)	$(393)	$35,153

Basic and Diluted (Loss) per Membership Interest	$(0.81)	$(0.40)	$(0.04)	$(0.79)	$17.58
Weighted Average Membership Interests	500	1,000	10,000	500	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Operating Expenses
Storage	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-
Insurance	43	74	78	2,134	9
Professional Fees	297	280	240	194	168
Marketing Expense	-	-	-	-	-
Total Operating Expenses	340	354	318	2,328	177
Operating Loss	(340)	(354)	(318)	(2,328)	(177)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(340)	(354)	(318)	(2,328)	(177)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(340)	$(354)	$(318)	$(2,328)	$(177)

Basic and Diluted (Loss) per Membership Interest	$(0.68)	$(0.18)	$(0.32)	$(0.78)	$(0.88)
Weighted Average Membership Interests	500	2,000	1,000	3,000	200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Operating Expenses
Storage	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-
Insurance	144	190	146	1,088	108
Professional Fees	61	126	126	116	90
Marketing Expense	-	-	-	-	-
Total Operating Expenses	205	316	272	1,204	198
Operating Loss	(205)	(316)	(272)	(1,204)	(198)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	(41,948)	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	41,743	(316)	(272)	(1,204)	(198)
Provision for Income Taxes	8,816	-	-	-	-
Net income/(loss)	$32,927	$(316)	$(272)	$(1,204)	$(198)

Basic and Diluted (Loss) per Membership Interest	$32.93	$(0.16)	$(0.14)	$(0.60)	$(0.20)
Weighted Average Membership Interests	1,000	2,000	2,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21
Operating Expenses
Storage	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-
Insurance	195	70	30	97	11
Professional Fees	90	67	67	67	47
Marketing Expense	-	-	-	-	-
Total Operating Expenses	285	137	97	164	58
Operating Loss	(285)	(137)	(97)	(164)	(58)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(285)	(137)	(97)	(164)	(58)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(285)	$(137)	$(97)	$(164)	$(58)

Basic and Diluted (Loss) per Membership Interest	$(0.29)	$(0.14)	$(0.19)	$(0.16)	$(0.01)
Weighted Average Membership Interests	1,000	1,000	500	1,000	8,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #BATMAN1	Series #BIRKINTAN	Series #GMTBLACK1	Consolidated
Operating Expenses
Storage	$-	$-	$-	$4,771
Transportation	-	-	-	402
Insurance	149	42	146	15,779
Professional Fees	43	20	20	14,412
Marketing Expense	-	-	-	2,586
Total Operating Expenses	192	62	166	37,950
Operating Loss	(192)	(62)	(166)	(37,950)
Other Expenses
Interest Expense and Financing Fees	-	-	-	60
Purchase Option Expense	-	-	-	-
Other Income
Gain on Sale	-	-	-	(95,833)
Loss on Sale	-	-	-	-
Income / (Loss) Before Income Taxes	(192)	(62)	(166)	57,823
Provision for Income Taxes	-	-	-	21,229
Net income/(loss)	$(192)	$(62)	$(166)	$36,594

Basic and Diluted (Loss) per Membership Interest	$(0.19)	$(0.06)	$(0.17)
Weighted Average Membership Interests	1,000	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations (unaudited)
Period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Consolidated
Operating Expenses
Storage	$-
Transportation	-
Insurance	-
Maintenance	-
Professional Fees	-
Marketing Expense	-
Total Operating Expenses	-
Operating Loss	-
Other Expenses
Interest Expense and Financing Fees	-
Purchase Option Expense	-
Other Income
Gain on Sale	-
Loss on Sale	-
Income / (Loss) Before Income Taxes	-
Provision for Income Taxes	-
Net income/(loss)	$-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Balance December 31, 2019	$126,213	$54,002	$17,055	$36,465	$71,130
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	2,849	1,546	915	1,243	1,769
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(1,459)	(964)	(715)	(840)	(786)
Balance June 30, 2020	$127,603	$54,584	$17,255	$36,868	$72,113

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Balance December 31, 2019	$13,583	$11,785	$56,646	$30,531	$19,066
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	816	781	1,590	1,294	922
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(635)	(630)	(979)	(803)	(723)
Balance June 30, 2020	$13,764	$11,936	$57,257	$31,022	$19,265

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Series #APROAK
Balance December 31, 2019	$12,839	$504,380	$44,968	$29,049	$-
Distribution	-	-	-	(38,595)	-
Membership Contributions	-	-	-	-	73,688
Capital Contribution	798	2,339	667	3,811	1,859
Capital Contribution for loss at Offering close	-	-	-	-	63
Distribution to RSE Archive	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(632)	(4,035)	(1,018)	5,735	(1,191)
Balance June 30, 2020	$13,005	$502,684	$44,617	$-	$74,419

	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-
Membership Contributions	21,050	51,250	75,050	21,050	76,050
Capital Contribution	511	435	414	391	390
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(47)	(47)	(47)	(47)	(47)
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(686)	(853)	(1,048)	(460)	(648)
Balance June 30, 2020	$20,827	$50,785	$74,369	$20,934	$75,745

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	-	-	-	-	(157,328)
Membership Contributions	24,050	17,797	9,400	17,500	121,600
Capital Contribution	718	639	368	612	439
Capital Contribution for loss at Offering close	-	-	650	-	-
Distribution to RSE Archive	-	(197)	-	(197)	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(407)	(399)	(445)	(393)	35,153
Balance June 30, 2020	$24,361	$17,840	$9,973	$17,522	$(136)

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-
Membership Contributions	14,150	24,745	31,050	250,538	14,500
Capital Contribution	465	575	595	194	353
Capital Contribution for loss at Offering close	-	55	-	512	-
Distribution to RSE Archive	-	-	-	(47)	(150)
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(340)	(354)	(318)	(2,328)	(177)
Balance June 30, 2020	$14,275	$25,021	$31,327	$248,869	$14,526

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	(71,649)	-	-	-	-
Membership Contributions	38,500	87,300	27,700	131,250	20,600
Capital Contribution	222	126	126	116	90
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(47)	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	32,927	(316)	(272)	(1,204)	(198)
Balance June 30, 2020	$-	$87,110	$27,554	$130,115	$20,492

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-
Membership Contributions	36,600	28,200	11,850	37,600	7,300
Capital Contribution	90	67	67	67	47
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(285)	(137)	(97)	(164)	(58)
Balance June 30, 2020	$36,405	$28,093	$11,783	$37,466	$7,289

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #BATMAN1	Series #BIRKINTAN	Series #GMTBLACK1	Consolidated
Balance December 31, 2019	$-	$-	$-	$1,030,281
Distribution	-	-	-	(267,572)
Membership Contributions	69,100	25,700	25,700	1,390,867
Capital Contribution	43	20	20	37,907
Capital Contribution for loss at Offering close	-	-	-	1,280
Distribution to RSE Archive	(66)	-	(66)	-
Distribution to Series	-	-	-	-
Net Income / (Loss)	(192)	(62)	(166)	36,595
Balance June 30, 2020	$68,885	$25,658	$25,488	$2,229,358

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Consolidated
Balance January 3, 2019	$-
Distribution	-
Membership Contributions	-
Capital Contribution	-
Capital Contribution for loss at Offering close	-
Distribution to RSE Archive	-
Distribution to Series	-
Net Income / (Loss)	-
Balance June 30, 2019	$-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,459)	$(964)	$(715)	$(840)	$(786)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,849	1,546	915	1,243	1,769
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	(1,153)	(484)	(155)	(323)	(918)
Prepaid Storage	-	2	-	-	1
Due to the Manager for Insurance	(237)	(100)	(32)	(67)	(66)
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	(13)	(13)	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	-	-	-	-	-
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Due to the manager and other affiliates	-	-	-	-	-
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	-	-	-	-	-

Net change in cash	-	-	-	-	-
Cash beginning of period	1,450	1,600	300	1,545	1,095
Cash end of period	$1,450	$1,600	$300	$1,545	$1,095

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Cash Flows from Operating Activities:
Net (Loss) / Income	$(635)	$(630)	$(979)	$(803)	$(723)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	816	780	1,590	1,294	922
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	(169)	(141)	(507)	(272)	(165)
Prepaid Storage	-	1	1	-	-
Due to the Manager for Insurance	(12)	(10)	(105)	(56)	(34)
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	-	(13)	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	150	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	-	-	-	-	-
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Due to the manager and other affiliates	-	-	-	-	-
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	-	-	-	-	-

Net change in cash	-	-	-	150	-
Cash beginning of period	1,495	1,695	1,250	1,100	1,200
Cash end of period	$1,495	$1,695	$1,250	$1,250	$1,200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Series #APROAK
Cash Flows from Operating Activities:
Net (Loss) / Income	$(632)	$(4,035)	$(1,018)	$5,735	$(1,191)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	798	2,339	667	261	1,860
(Gain) / Loss on sale of Asset	-	-	-	(8,950)	-
Prepaid Insurance	(155)	-	-	-	(669)
Prepaid Storage	1	-	2	1	-
Due to the Manager for Insurance	(12)	1,696	302	(52)	-
Income Tax Payable	-	-	-	3,005	-
Accounts Payable	-	-	-	3,550	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	(47)	3,550	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	-	-	(65)	-	(72,500)
Proceeds from Sale of Asset	-	-	-	40,000	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	(38,595)	-
Net cash used in investing activities	-	-	(65)	1,405	(72,500)

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	73,688
Due to the manager and other affiliates	-	-	65	-	-
Due from the manager	-	-	-	(3,550)	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	63
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	-	-	65	(3,550)	73,750

Net change in cash	-	-	(47)	1,405	1,250
Cash beginning of period	1,750	5,300	1,050	1,600	-
Cash end of period	$1,750	$5,300	$1,003	$3,005	$1,250

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3
Cash Flows from Operating Activities:
Net (Loss) / Income	$(686)	$(853)	$(1,048)	$(460)	$(648)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	511	435	414	391	390
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	175	418	634	69	258
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(20,000)	(50,000)	(74,000)	(20,000)	(75,000)
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	(20,000)	(50,000)	(74,000)	(20,000)	(75,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	21,050	51,250	75,050	21,050	76,050
Due to the manager and other affiliates	-	-	-	-	-
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	(47)	(47)	(47)	(47)	(47)
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	21,003	51,203	75,003	21,003	76,003

Net change in cash	1,003	1,203	1,003	1,003	1,003
Cash beginning of period	-	-	-	-	-
Cash end of period	$1,003	$1,203	$1,003	$1,003	$1,003

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$(407)	$(399)	$(445)	$(393)	$35,153
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	718	639	368	612	374
(Gain) / Loss on sale of Asset	-	-	-	-	(44,935)
Prepaid Insurance	(311)	(240)	-	(219)	-
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	-	-	77	-	-
Income Tax Payable	-	-	-	-	9,408
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(22,100)	(17,200)	(9,000)	(15,600)	(120,065)
Proceeds from Sale of Asset	-	-	-	-	165,000
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	(157,328)
Net cash used in investing activities	(22,100)	(17,200)	(9,000)	(15,600)	(112,393)

Cash flow from financing activities:
Proceeds from sale of membership interests	24,050	17,797	9,400	17,500	121,600
Due to the manager and other affiliates	-	-	-	-	65
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	650	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	(197)	-	(197)	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	24,050	17,600	10,050	17,303	121,665

Net change in cash	1,950	400	1,050	1,703	9,272
Cash beginning of period	-	-	-	-	-
Cash end of period	$1,950	$400	$1,050	$1,703	$9,272

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(340)	$(354)	$(318)	$(2,328)	$(177)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	465	575	595	194	353
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	(125)	(221)	(277)	-	(176)
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	-	-	-	2,134	-
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(13,545)	(24,000)	(30,000)	(250,006)	(12,600)
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	(13,545)	(24,000)	(30,000)	(250,006)	(12,600)

Cash flow from financing activities:
Proceeds from sale of membership interests	14,150	24,745	31,050	250,538	14,500
Due to the manager and other affiliates	45	-	-	6	-
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	55	-	512	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(47)	(150)
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	14,195	24,800	31,050	251,009	14,350

Net change in cash	650	800	1,050	1,003	1,750
Cash beginning of period	-	-	-	-	-
Cash end of period	$650	$800	$1,050	$1,003	$1,750

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Cash Flows from Operating Activities:
Net (Loss) / Income	$32,927	$(316)	$(272)	$(1,204)	$(198)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	61	126	126	116	90
(Gain) / Loss on sale of Asset	(41,948)	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	144	190	146	1,088	108
Income Tax Payable	8,816	-	-	-	-
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(38,052)	(87,006)	(27,006)	(130,000)	(20,006)
Proceeds from Sale of Asset	80,000	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	(71,649)	-	-	-	-
Net cash used in investing activities	(29,701)	(87,006)	(27,006)	(130,000)	(20,006)

Cash flow from financing activities:
Proceeds from sale of membership interests	38,500	87,300	27,700	131,250	20,600
Due to the manager and other affiliates	52	6	6	-	6
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(47)	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	38,552	87,306	27,706	131,203	20,606

Net change in cash	8,851	300	700	1,203	600
Cash beginning of period	-	-	-	-	-
Cash end of period	$8,851	$300	$700	$1,203	$600

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21
Cash Flows from Operating Activities:
Net (Loss) / Income	$(285)	$(137)	$(97)	$(164)	$(58)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	90	67	67	67	47
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	195	70	30	97	11
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(36,006)	(27,600)	(11,600)	(37,100)	(7,023)
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	(36,006)	(27,600)	(11,600)	(37,100)	(7,023)

Cash flow from financing activities:
Proceeds from sale of membership interests	36,600	28,200	11,850	37,600	7,300
Due to the manager and other affiliates	6	-	-	-	23
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	36,606	28,163	11,813	37,563	7,323

Net change in cash	600	563	213	463	300
Cash beginning of period	-	-	-	-	-
Cash end of period	$600	$563	$213	$463	$300

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #BATMAN1	Series #BIRKINTAN	Series #GMTBLACK1	Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$(192)	$(62)	$(166)	$36,594
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	43	20	20	33,996
(Gain) / Loss on sale of Asset	-	-	-	(95,833)
Prepaid Insurance	-	-	-	(6,938)
Prepaid Storage	-	-	-	231
Due to the Manager for Insurance	149	42	146	8,107
Income Tax Payable	-	-	-	21,229
Accounts Payable	-	-	-	108,083
Accrual of Interest	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	105,469

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	104,089
Repayment of investments in memorabilia upon Offering close	-	-	-	-
Investment in memorabilia	(68,577)	(25,244)	(25,030)	(2,643,209)
Proceeds from Sale of Asset	-	-	-	285,000
Distribution of Gain on sale of assets to Shareholders	-	-	-	(267,572)
Net cash used in investing activities	(68,577)	(25,244)	(25,030)	(2,521,692)

Cash flow from financing activities:
Proceeds from sale of membership interests	69,100	25,700	25,700	1,390,867
Due to the manager and other affiliates	77	244	30	1,174,499
Due from the manager	-	-	-	(3,550)
Distribution to Series	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	1,280
Contribution by Manager for future operating expenses	-	-	-	-
Distribution to RSE Archive	(66)	-	(66)	-
Proceeds from Loans	-	-	-	-
Repayment of Loans	-	-	-	-
Net cash used in financing activities	69,111	25,944	25,664	2,563,096

Net change in cash	534	700	634	146,873
Cash beginning of period	-	-	-	24,459
Cash end of period	$534	$700	$634	$171,332

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

See accompanying notes, which are an integral part of these financial statements.

F-38

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$-
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	-
(Gain) / Loss on sale of Asset	-
Prepaid Insurance	-
Prepaid Storage	-
Due to the Manager for Insurance	-
Income Tax Payable	-
Accounts Payable	-
Accrual of Interest	-
Net cash (used in) / provided by operating activities	-

Cash flow from investing activities:
Deposits on memorabilia	-
Repayment of investments in memorabilia upon Offering close	-
Investment in memorabilia	(130,000)
Proceeds from Sale of Asset	-
Distribution of Gain on sale of assets to Shareholders	-
Net cash used in investing activities	(130,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	-
Due to the manager and other affiliates	150,000
Distribution to Series	-
Contribution from Series to RSE Archive	-
Contribution related to Offering Closings and Asset Sales	-
Contribution by Manager for future operating expenses	-
Distribution to RSE Archive	-
Proceeds from Loans	-
Repayment of Loans	-
Net cash used in financing activities	150,000

Net change in cash	20,000
Cash beginning of period	-
Cash end of period	$20,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

RSE Archive, LLC (the “Company,”  “RSE Archive,” “we,” “us,” or “our”) is a Delaware series limited liability company formed on January 3, 2019.  RSE Archive Manager, LLC, a single member Delaware limited liability company formed on March 27, 2019 and owned by RSE Markets, Inc., is the manager of the Company (the “Manager”). RSE Markets, Inc. serves as the asset manager for the collection of collectible memorabilia owned by the Company and each series (the “Asset Manager”). The Company’s core business is the identification, acquisition, marketing and management of a collection of collectible memorabilia, collectively referred to as “Memorabilia Assets” or the “Asset Class,” for the benefit of the investors. The Company has created, and it is expected that the Company will continue to create, separate series of interests (each, a “Series”). The Series assets referenced below may be referred to herein, collectively, as the “Underlying Assets”, and each Underlying Asset will be owned by a separate Series and that the assets and liabilities of each Series will be separate in accordance with Delaware law. The interests of all Series may collectively be referred to herein as the “Interests” and a purchaser of Interests in any Series (an “Investor” or “Interest Holder”) will be entitled to share in the return of that particular Series but will not be entitled to share in the return of any other Series.

The Asset Manager is a Delaware corporation formed on April 28, 2016. The Asset Manager is a technology and marketing company that operates the Rally Rd. platform (the “Platform") and manages the Company, through the Manager, and the assets owned by the Company in its roles as the Asset Manager of each Series. The Asset Manager is the owner of the Manager.

The Company intends to sell Interests in a number of separate individual Series of the Company collectively referred to herein as the “Offerings.” Investors in any Series acquire a proportional share of income and liabilities as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of the closing (the “Closing”) of an Offering related to that particular Series are a single Underlying Asset (plus any cash reserves for future operating expenses (the “Operating Expenses,” as described in Note B(5)), as well as certain liabilities related to expenses pre-paid by the Asset Manager.

All voting rights, except as specified in the operating agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the operating agreement of the Company, as amended and restated from time to time (the “Operating Agreement”).

OPERATING AGREEMENT

General:

In accordance with the Operating Agreement each Interest Holder in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Operating Expenses:

After the Closing of an Offering, each Series is responsible for its own Operating Expenses (as described in Note B(5)). Prior to the Closing, Operating Expenses are borne by the Manager or the Asset Manager and not reimbursed by the economic members of a particular Series. Should post-Closing Operating Expenses exceed revenues or cash reserves, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series and be entitled to reimbursement of such amount from future revenues generated by the Series (the “Operating Expenses Reimbursement Obligation(s)”), on which the Manager or the Asset Manager may impose a rate of interest, and/or (c) cause additional Interests to be issued in order to cover such additional amounts, which Interests may be issued to existing or new Investors, and may include the Manager or its affiliates or the Asset Manager.

Fees:

Sourcing Fee: The Manager expects to receive a fee at the Closing of each successful Offering for its services of sourcing the Underlying Asset (the “Sourcing Fee”), which may be waived by the Manager in its sole discretion.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Brokerage Fee: For all Series qualified up to the date of this filing the broker of record (the “BOR”) received a fee (the “Brokerage Fee”) of 0.75% of the cash from Offering for facilitating the sale of securities.

Custody Fee: In respect to current Offerings, the custodian of Interests (the “Custodian”), holding custody of the securities upon issuance, will receive a fee of 0.75% on Interests sold in an Offering (the “Custody Fee”).

Free Cash Flow Distributions:

At the discretion of the Manager, a Series may make distributions of Free Cash Flow (as described in Note F) to both the holders of economic Interests in the form of a dividend and the Manager in the form of a management fee.

In the case that Free Cash Flow (as described in Note F) is available and such distributions are made, at the sole discretion of the Manager, the members will receive no less than 50% of Free Cash Flow and the Manager will receive up to 50% of Free Cash Flow in the form of a management fee for management of the applicable Underlying Asset. The management fee is accounted for as an expense to the relevant Series rather than a distribution from Free Cash Flow.

Other:

The Manager is responsible for covering its own expenses.

LIQUIDITY AND CAPITAL RESOURCES

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Neither the Company nor any of the Series has generated revenues or profits since inception.

On a total consolidated basis, the Company generated a net loss of $8,041 for the year ended December 31, 2019. On a total consolidated basis, the Company had generated net income of $36,594 for the six months ended June 30, 2020.  On a total consolidated basis, the Company has negative working capital of $1,708,323 and $553,897 as of June 30, 2020 and December 31, 2019, respectively, and an accumulated deficit of $45,207 and $8,041 as of June 30, 2020 and December 31, 2019.  Additionally, each listed Series for which an Underlying Asset was owned as of June 30, 2020 and as of December 31, 2019 has incurred net losses since their respective dates of acquisition and have an accumulated deficit as of June 30, 2020 and as of December 31, 2019.

All of the liabilities on the balance sheet as of June 30, 2020 are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. If the Company does not continue to obtain financing from the Manager, it will be unable to repay these obligations as they come due, including the obligations of each listed Series.  These factors raise substantial doubt about the Company’s and each listed Series’ ability to continue as a going concern for the twelve months following the date of this filing.

Through June 30, 2020 and December 31, 2019, none of the Company or any Series have recorded any directly attributable revenues through the utilization of Underlying Assets.  Management’s plans include anticipating that it will commence commercializing the collection in 2021. Each Series will continue to incur Operating Expenses (as described in Note B(5)) including, but not limited to storage, insurance, transportation and maintenance expenses, on an ongoing basis. As part of the commercialization of the collection, the Manager opened a showroom in early 2019, in New York City and launched its online shopping experience for merchandise in the third quarter of 2019. The New York City showroom has been closed since March 2020 due to the COVID-19 pandemic but is expected to reopen in the fourth quarter 2020. No revenues directly attributable to the Company or any Series have been generated through the showroom or the online shop as of June 30, 2020.

At June 30, 2020 vs. December 31, 2019, the Company and the Series for which Closings had occurred, had the following cash balances:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Cash Balance
Applicable Series	Asset	6/30/2020	12/31/2019
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$1,450	$1,450
Series #71MAYS	1971 Willie Mays Jersey	1,600	1,600
Series #RLEXPEPSI	Rolex GMT Master II	300	300
Series #10COBB	1910 Ty Cobb Card	1,545	1,545
Series #POTTER	1997 First Edition Harry Potter	1,095	1,095
Series #TWOCITIES	First Edition A Tale of Two Cities	1,495	1,495
Series #FROST	First Edition A Boy's Will	1,695	1,695
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	1,250	1,250
Series #SMURF	Rolex Submariner "Smurf"	1,250	1,100
Series #70RLEX	1970 Rolex Beta 21	1,200	1,200
Series #EINSTEIN	First Edition of Philosopher-Scientist	1,750	1,750
Series #HONUS	1909-11 Honus Wagner Card	5,300	5,300
Series #75ALI	1975 Muhammad Ali Boots	1,003	1,050
Series #71ALI	1971 “Fight of the Century” Contract	3,005	1,600
Series #APROAK	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	1,250	-
Series #88JORDAN	1988 Michael Jordan Nike Air Jordan III Sneakers	1,003	-
Series #BIRKINBOR	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	1,203	-
Series #33RUTH	1933 Goudey #144 Babe Ruth Card	1,003	-
Series #SPIDER1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	1,003	-
Series #BATMAN3	1940 D.C. Comics Batman #3 CGC NM 9.4	1,003	-
Series #ULYSSES	1935 First Edition Ulysses	1,950	-
Series #ROOSEVELT	First Edition African Game Trails	400	-
Series #56MANTLE	1956 Topps #135 Mickey Mantle Card	1,050	-
Series #AGHOWL	First Edition Howl and Other Poems	1,703	-
Series #98JORDAN	1998 Michael Jordan Jersey	9,272	-
Series #18ZION	2018 Zion Williamson Adidas James Harden Sneakers	650	-
Series #SNOOPY	2015 Omega Speedmaster Moonwatch	800	-
Series #APOLLO11	Apollo 11 Crew-Signed New York Times Cover	1,050	-
Series #24RUTHBAT	1924 George "Babe" Ruth Professional Model Bat	1,003	-
Series #YOKO	First Edition Grapefruit	1,750	-
Series #86JORDAN	1986 Fleer #57 Michael Jordan Card	8,851	-
Series #HULK1	1962 The Incredible Hulk #1 CGC VF 8.0	300	-
Series #RUTHBALL1	1934-39 Official American League Babe Ruth Single Signed Baseball	700	-
Series #HIMALAYA	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile	1,203	-
Series #38DIMAGGIO	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	600	-
Series #55CLEMENTE	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	600	-
Series #LOTR	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	563	-
Series #CATCHER	1951 First Edition, First Issue The Catcher in the Rye	213	-
Series #BOND1	1953 First Edition, First Issue Casino Royale	463	-
Series #SUPER21	1943 Superman #21 CGC VF/NM 9.0 comic book	300	-
Series #BATMAN1	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	534	-
Series #BIRKINTAN	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	700	-
Series #GMTBLACK1	Series Rolex GMT-Master ref. 16758	634	-
Total Series Cash Balance		$65,692	$22,430
RSE Archive		105,640	2,029
Total Cash Balance		$171,332	$24,459

Note: Only includes Series for which an Offering has closed. RSE Archive cash balance represents loans or capital contributions to be used for future payment of operating expenses.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

The cash on the books of RSE Archive is reserved to funding future pre-Closing Operating Expenses (as described in Note B(5)) or acquisition expenses (the “Acquisition Expenses,” (as described in Note B(6)), as the case may be. The cash on the books of each Series is reserved for funding of post-Closing Operating Expenses; during the six-month period ended June 30, 2020, the Manager paid for certain but not all Operating Expenses related to any of the Series that have had closed Offerings and has elected not to be reimbursed. These payments made by the Manager are accounted for as capital contributions, amounting to a total of $33,996 during the six-month period ended June 30, 2020. The Company had no Operating Expenses during the period ended June 30, 2019.

From inception, the Company and the Series have financed their business activities through capital contributions from the Manager or its affiliates to the individual Series. Until such time as the Series’ have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings may be used to create reserves for future Operating Expenses (as described in Note B(5)) for individual Series, as has been the case for the majority of the Series for which Closings have occurred, listed in the table above, at the sole discretion of the Manager. If the Manager does not continue to fund future Operating Expenses of the Company and the Series, the Company’s ability to continue future operations may be limited. There is no assurance that financing from the Manager will remain available or that the Manager will provide the Company or any Series with sufficient capital to meet its objectives.

INITIAL OFFERINGS

The Company has completed several initial Offerings since its inception in 2019 and plans to continue to increase the number of initial Offerings going forward. The table below outlines all Offerings for which a Closing has occurred as of June 30, 2020. All Series, for which a Closing had occurred as of the date of the financial statements, had commenced operations, were capitalized and had assets and various Series have liabilities. The Company had no Closings during the period from inception (January 3, 2019) to June 30, 2019.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Series Interest	Series Name	Underlying Asset	Offering Size	Launch Date	Closing Date
Series #52MANTLE Interests	Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$132,000	10/18/2019	10/25/2019
Series #71MAYS Interests	Series #71MAYS	1971 Willie Mays Jersey	$57,000	10/25/2019	10/31/2019
Series #RLEXPEPSI Interests	Series #RLEXPEPSI	Rolex GMT Master II 126710BLRO	$17,800	11/1/2019	11/6/2019
Series #10COBB Interests	Series #10COBB	1910 E98 Ty Cobb Card	$39,000	11/8/2019	11/14/2019
Series #POTTER Interests	Series #POTTER	1997 First Edition Harry Potter	$72,000	11/15/2019	11/21/2019
Series #TWOCITIES Interests	Series #TWOCITIES	First Edition A Tale of Two Cities	$14,500	11/15/2019	11/21/2019
Series #FROST Interests	Series #FROST	First Edition A Boy's Will	$13,500	11/15/2019	11/21/2019
Series #BIRKINBLEU Interests	Series #BIRKINBLEU	Bleu Saphir Lizard Hermès Birkin	$58,000	11/22/2019	11/27/2019
Series #SMURF Interests	Series #SMURF	Rolex Submariner Date "Smurf" Ref. 116619LB	$34,500	11/22/2019	11/27/2019
Series #70RLEX Interests	Series #70RLEX	1970 Rolex Ref. 5100 Beta 21	$20,000	11/27/2019	12/6/2019
Series #EINSTEIN Interests	Series #EINSTEIN	First Edition of Philosopher-Scientist	$14,500	12/6/2019	12/13/2019
Series #HONUS Interests	Series #HONUS	1909-1911 T206 Honus Wagner Card	$520,000	12/13/2019	12/26/2019
Series #75ALI Interests	Series #75ALI	1975 Muhammad Ali Boots worn in fight against Chuck Wepner	$46,000	12/20/2019	12/29/2019
Series #71ALI Interests	Series #71ALI	1971 “Fight of the Century” Contract	$31,000	12/20/2019	12/30/2019
Series #APROAK Interests	Series #APROAK	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	$75,000	12/6/2019	1/2/2020
Series #88JORDAN Interests	Series #88JORDAN	1988 Michael Jordan Nike Air Jordan III Sneakers	$22,000	1/19/2020	1/27/2020
Series #BIRKINBOR Interests	Series #BIRKINBOR	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	$52,500	2/13/2020	2/20/2020
Series #33RUTH Interests	Series #33RUTH	1933 Goudey #144 Babe Ruth Card	$77,000	2/20/2020	2/26/2020
Series #SPIDER1 Interests	Series #SPIDER1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	$22,000	2/28/2020	3/4/2020
Series #BATMAN3 Interests	Series #BATMAN3	1940 D.C. Comics Batman #3 CGC NM 9.4	$78,000	2/28/2020	3/4/2020
Series #ROOSEVELT Interests	Series #ROOSEVELT	First Edition African Game Trails	$19,500	3/6/2020	3/10/2020
Series #ULYSSES Interests	Series #ULYSSES	1935 First Edition Ulysses	$25,500	3/6/2020	3/10/2020
Series #56MANTLE Interests	Series #56MANTLE	1956 Topps #135 Mickey Mantle Card	$10,000	1/3/2020	3/11/2020
Series #AGHOWL Interests	Series #AGHOWL	First Edition Howl and Other Poems	$19,000	3/6/2020	3/11/2020
Series #98JORDAN Interests	Series #98JORDAN	1998 Michael Jordan Jersey	$128,000	3/9/2020	3/22/2020
Series #18ZION Interests	Series #18ZION	2018 Zion Williamson Adidas James Harden Sneakers	$15,000	3/27/2020	4/2/2020
Series #SNOOPY Interests	Series #SNOOPY	2015 Omega Speedmaster Moonwatch	$25,500	4/2/2020	4/7/2020
Series #APOLLO11 Interests	Series #APOLLO11	Apollo 11 Crew-Signed New York Times Cover	$32,000	4/8/2020	4/19/2020
Series #24RUTHBAT Interests	Series #24RUTHBAT	1924 George "Babe" Ruth Professional Model Bat	$255,000	4/10/2020	5/3/2020
Series #YOKO Interests	Series #YOKO	First Edition Grapefruit	$16,000	4/29/2020	5/11/2020
Series #86JORDAN Interests	Series #86JORDAN	1986 Fleer #57 Michael Jordan Card	$40,000	5/6/2020	5/13/2020
Series #RUTHBALL1 Interests	Series #RUTHBALL1	1934-39 Official American League Babe Ruth Single Signed Baseball	$29,000	5/8/2020	5/24/2020
Series #HULK1 Interests	Series #HULK1	1962 The Incredible Hulk #1 CGC VF 8.0	$89,000	5/12/2020	5/24/2020

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Series #HIMALAYA Interests	Series #HIMALAYA	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	$140,000	5/19/2020	5/27/2020
Series #55CLEMENTE Interests	Series #55CLEMENTE	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	$38,000	5/28/2020	6/4/2020
Series #38DIMAGGIO Interests	Series #38DIMAGGIO	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	$22,000	5/28/2020	6/4/2020
Series #BOND1 Interests	Series #BOND1	1953 First Edition, First Issue Casino Royale	$39,000	6/4/2020	6/12/2020
Series #LOTR Interests	Series #LOTR	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	$29,000	6/4/2020	6/12/2020
Series #CATCHER Interests	Series #CATCHER	1951 First Edition, First Issue The Catcher in the Rye	$12,500	6/4/2020	6/12/2020
Series #SUPER21 Interests	Series #SUPER21	1943 Superman #21 CGC VF/NM 9.0 comic book	$8,500	5/7/2020	6/17/2020
Series #BATMAN1 Interests	Series #BATMAN1	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	$71,000	6/11/2020	6/18/2020
Series #GMTBLACK1 Interests	Series #GMTBLACK1	Rolex 18k Yellow Gold GMT-Master ref. 16758	$28,000	6/17/2020	6/25/2020
Series #BIRKINTAN Interests	Series #BIRKINTAN	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	$28,000	6/17/2020	6/25/2020
Total at 6/30/2020	43 Series		$2,515,800

F-44

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

ASSET DISPOSITIONS

The Company received take-over offers for the Underlying Assets listed in the table below. Per the terms of the Company’s Operating Agreement, the Company, together with the Company’s advisory board has evaluated the offers and has determined that it is in the interest of the Investors to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset, that is on the books of the Company, but not yet transferred to a particular Series, because no Offering has yet occurred. In these instances, the anticipated Offering related to such Underlying Asset will be cancelled.

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Total Initial Offering Price / Per Interest	Total Distribution to Interest Holders / Per Interests	Commentary
#71ALI	1971 “Fight of the Century” Contract	02/07/2020	$40,000	$31,000 / $15.50	$38,595/ $19.29

$40,000 acquisition offer for 1971 “Fight of the Century” Contract accepted on 02/07/2020 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities.

#98JORDAN	1998 Michael Jordan Jersey	05/11/2020	$165,000	$128,000/ $64.00	$157,328 / $78.65

$165,000 acquisition offer for 1998 Michael Jordan Jersey accepted on 05/11/2020 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities.

“#86JORDAN	1986 Fleer #57 Michael Jordan Card	06/01/2020	$80,000	$40,000/ $40.00	$71,649 / $71.64

$80,000 acquisition offer for 1986 Fleer #57 Michael Jordan Card accepted on 06/01/2020 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities.

Note: Total Distribution to Interest Holders includes cash on balance sheet of Series and is net of corporate level taxes on gain on sale.

Sale of the 1971 “Fight of the Century” Contract:

The Company received an acquisition offer for the Underlying Asset of Series #71ALI, the 1971 “Fight of the Century” Contract for $40,000 vs. the initial purchase price of $27,500 for a gain on sale of $8,950 net of $0 of capitalized Acquisition Expenses (as described in Note B(6)). The Company accepted the acquisition offer on February 7, 2020 and distributed cash to Interest Holders. At the time of the sale, Series #71ALI had $1,600 of cash and $0 of pre-paid insurance on the balance sheet.

The transaction resulted in estimated corporate level taxes on the gain on sale of $3,005, net of $55 of net-loss-carryforward, for the which the Series has retained funds on its balance sheet. In addition, the Series will remit  $3,550 of sales taxes to the state of New York.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Total distribution to Interest Holders including cash, but net of corporate level taxes were $38,595 or $19.29 per Interest vs. the initial Offering price of $31,000 or $15.50 per Interest.

Series #71ALI will be dissolved upon payment of all current corporate tax liabilities of $3,005 and remittance of sales tax of $3,550.

Sale of the 1998 Michael Jordan Jersey:

The Company received an acquisition offer for the Underlying Asset of Series #98JORDAN, the 1998 Michael Jordan Jersey for $165,000 vs. the initial purchase price of $120,000 for a gain on sale of $44,935, net of $65 of capitalized Acquisition Expenses (as described in Note B(6)). The Company accepted the acquisition offer on May 11, 2020 and distributed cash to Interest Holders. At the time of the sale, Series #98JORDAN had $1,600 of cash and $0 of pre-paid insurance on the balance sheet.

The transaction resulted in estimated corporate level taxes on the gain on sale of $9,408, net of $0 of net-loss-carryforward, for which the Series has retained funds on its balance sheet.

Total distribution to Interest Holders including cash, but net of corporate level taxes were $157,328 or $78.65 per Interest vs the initial Offering price of $128,000 or $64.00 per Interest.

Series #98JORDAN will be dissolved upon payment of all current tax liabilities of $9,408.

Sale of the 1986 Fleer #57 Michael Jordan Card:

The Company received an acquisition offer for the Underlying Asset of Series #86JORDAN, 1986 Fleer #57 Michael Jordan Card for $80,000 vs. the initial purchase price of $38,000 for a gain on sale of $41,948, net of $52 of capitalized Acquisition Expenses (as described in Note B(6)). The Company accepted the acquisition offer on June 1, 2020 and distributed cash to Interest Holders. At the time of the sale, Series #86JORDAN had $500 of cash and $144 of insurance payable on the balance sheet.

The transaction resulted in estimated corporate level taxes on the gain on sale of 8,816, net of 0 of net-loss-carryforward, for which the Series has retained funds on its balance sheet.

Total distribution to Interest Holders including cash, but net of corporate level taxes were $71,649 or $71.64 per Interest vs the initial Offering price of $40,000 or $40.00 per Interest.

Series #86JORDAN will be dissolved upon payment of all currently tax liabilities of $8,816.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.Basis of Presentation

The accompanying interim financial statements have been prepared in accordance with the instructions to Form 1-SA and in conformity with generally accepted accounting principles in the United States of America (“US GAAP” or “GAAP”) applicable to interim financial information. Accordingly, the information presented in the interim financial statements does not include all information and disclosures necessary for a fair presentation of RSE Archive, LLC’s financial position, results of operations and cash flows in conformity with GAAP for annual financial statements. In the opinion of management, these financial statements reflect all adjustments consisting of normal recurring accruals, necessary for a fair statement of financial position, results of operations and cash flows for such periods. The results of operations for any interim period are not necessarily indicative of the results for the full year. These financial statements should be read in conjunction with the financial statements and notes thereto contained in RSE Archive, LLC’s Form 1-K and 1-K/A for the fiscal year ended December 31, 2019.

All Offerings that had closed as of the date of the financial statements were issued under Tier 2 of Regulation A+ and qualified under the Company’s Offering Circular (as amended). Separate financial statements are presented for each such Series.

2.Use of Estimates:

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near-term due to one or more future confirming events.  Accordingly, the actual results could differ significantly from our estimates.

3.Cash and Cash Equivalents:

The Company considers all short-term investments with an original maturity of three months or less when purchased, or otherwise acquired, to be cash equivalents.

4.Offering Expenses:

Offering expenses (the “Offering Expenses”) related to the Offering for a specific Series consist of underwriting, legal, accounting, escrow, compliance, filing and other expenses incurred through the balance sheet date that are directly related to a proposed Offering and will generally be charged to members' equity upon the completion of the proposed Offering. Offering Expenses that are incurred prior to the Closing of an Offering for such Series, that are funded by the Manager and will generally be reimbursed through the proceeds of the Offering related to the Series. However, the Manager has agreed to pay and not be reimbursed for Offering Expenses incurred with respect to the Offerings for all Series that have had a Closing as of the date of the financial statements and potentially other future Offerings.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the discrete Offering Expenses related to a particular Series’ Offering, the Manager has also incurred legal, accounting, user compliance expenses and other Offering related expenses during the six-month period ended June 30, 2020 and 2019 in order to set up the legal and financial framework and compliance infrastructure for the marketing and sale of Offerings. The Manager treats these expenses as Operating Expenses (as described in Note B(5)) related to the Manager’s business and will not be reimbursed for these through any activities or Offerings related to the Company or any of the Series.

5.Operating Expenses:

Operating Expenses (as described below) related to a particular Underlying Asset include storage, insurance, transportation (other than the initial transportation from the Underlying Asset’s location to the Manager’s storage facility prior to the Offering, which is treated as an Acquisition Expense, (as described in Note B(6)), maintenance, professional fees such as annual audit and legal expenses and other Underlying Asset specific expenses as detailed in the Manager’s allocation policy, together the “Operating Expenses.”  We distinguish between pre-Closing and post-Closing Operating Expenses. Operating Expenses are expensed as incurred.

Except as disclosed with respect to any future Offering, expenses of this nature that are incurred prior to the Closing of an Offering of Series of Interests, are funded by the Manager and are not reimbursed by the Company, the Series or economic members. Expenses in this case are treated as capital contributions from the Manager to the Company and totaled $33,996 for the six-month period ended June 30, 2020. The Company incurred no Operating Expenses during the period from inception (January 3, 2019) to June 30, 2019.

During the six-month period ended June 30, 2020, RSE Archive incurred pre-Closing Operating Expenses and the following Series had closed Offerings and incurred post-Closing Operating Expenses per the table as follows:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Operating Expenses
Applicable Series	Asset	6/30/2020
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$1,459
Series #71MAYS	1971 Willie Mays Jersey	964
Series #RLEXPEPSI	Rolex GMT Master II	715
Series #10COBB	1910 Ty Cobb Card	840
Series #POTTER	1997 First Edition Harry Potter	786
Series #TWOCITIES	First Edition A Tale of Two Cities	635
Series #FROST	First Edition A Boy's Will	630
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	979
Series #SMURF	Rolex Submariner "Smurf"	803
Series #70RLEX	1970 Rolex Beta 21	723
Series #EINSTEIN	First Edition of Philosopher-Scientist	632
Series #HONUS	1909-11 Honus Wagner Card	4,035
Series #75ALI	1975 Muhammad Ali Boots	1,018
Series #71ALI	1971 “Fight of the Century” Contract	210
Series #APROAK	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	1,191
Series #88JORDAN	1988 Michael Jordan Nike Air Jordan III Sneakers	686
Series #BIRKINBOR	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	853
Series #33RUTH	1933 Goudey #144 Babe Ruth Card	1,048
Series #SPIDER1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	460
Series #BATMAN3	1940 D.C. Comics Batman #3 CGC NM 9.4	648
Series #ULYSSES	1935 First Edition Ulysses	407
Series #ROOSEVELT	First Edition African Game Trails	399
Series #56MANTLE	1956 Topps #135 Mickey Mantle Card	445
Series #AGHOWL	First Edition Howl and Other Poems	393
Series #98JORDAN	1998 Michael Jordan Jersey	374
Series #18ZION	2018 Zion Williamson Adidas James Harden Sneakers	340
Series #SNOOPY	2015 Omega Speedmaster Moonwatch	354
Series #APOLLO11	Apollo 11 Crew-Signed New York Times Cover	318
Series #24RUTHBAT	1924 George "Babe" Ruth Professional Model Bat	2,328
Series #YOKO	First Edition Grapefruit	177
Series #86JORDAN	1986 Fleer #57 Michael Jordan Card	205
Series #HULK1	1962 The Incredible Hulk #1 CGC VF 8.0	316
Series #RUTHBALL1	1934-39 Official American League Babe Ruth Single Signed Baseball	272
Series #HIMALAYA	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	1,204
Series #38DIMAGGIO	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	198
Series #55CLEMENTE	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	285
Series #LOTR	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	137
Series #CATCHER	1951 First Edition, First Issue The Catcher in the Rye	97
Series #BOND1	1953 First Edition, First Issue Casino Royale	164
Series #SUPER21	1943 Superman #21 CGC VF/NM 9.0 comic book	58
Series #BATMAN1	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	192
Series #BIRKINTAN	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	62
Series #GMTBLACK1	Series Rolex GMT-Master ref. 16758	166
RSE Archive		9,744
Total Operating Expenses		$37,950

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Solely in the case of the Series with closed Offerings listed in the table above, the Manager has elected that certain, but not all of the post-Closing Operating Expenses of $28,205 for the six-month period ended June 30, 2020 will be borne by the Manager and not reimbursed and are accounted for as capital contributions by the Manager for each of the Series.

6.Capital Assets:

Underlying Assets are recorded at cost. The cost of the Underlying Asset includes the purchase price, including any deposits for the Underlying Asset funded by the Manager and “Acquisition Expenses”, which include transportation of the Underlying Asset to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy.

The Company treats Underlying Assets as collectible and therefore the Company will not depreciate or amortize the Underlying Assets going forward. The Underlying Assets are considered long-lived assets and will be subject to an annual test for impairment. These long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.

The Underlying Assets are initially purchased by the Company, either prior to launching an Offering or through the exercising of a purchase option simultaneous with the Closing of an Offering for a particular Series. At Closing of an Offering for a Series of Interests the Underlying Assets, including capitalized Acquisition Expenses, are then transferred to the Series. Underlying Assets are transferred at cost and the Company receives cash from the Series from the proceeds of the Offering. The Company uses the proceeds of the transfer to pay off any debt or amounts owed under purchase options and Acquisition Expenses. Acquisition Expenses are typically paid for in advance by the Manager, except in the case of Acquisition Expenses that are anticipated, but might not be incurred until after a Closing, such as fees related to the transportation of an Underlying Asset from the seller to the Company’s warehouse and are thus only capitalized into the cost of the acquired Underlying Asset after the Underlying Asset has already been transferred to the Series. The Series uses the remaining cash to repay any accrued interest on loans or marketing expenses related to the preparation of the marketing materials for a particular Offering, by distributing the applicable amount to the Company, accounted for as “Distribution to RSE Archive” on the balance sheet. Furthermore, the Series distributes the appropriate amounts for Brokerage Fee, the Custody Fee and, if applicable, the Sourcing Fee using cash from the Offering.

The Company, through non-interest-bearing payments from the Manager or loans from officers of the Manager and third-parties has invested $3,937,681 in Underlying Assets since inception on January 3,2019. For the six-month period ended June 30, 2020, the total investment in Underlying Assets was $2,353,503.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Of the $2,353,503 of investments during the six-month period ended June 30, 2020, $2,351,261 were related to the purchase price of, or down payments on Underlying Assets, excluding $185,500 related to the Underlying Assets sold. This brings the total spent on purchase price and down-payments at June 30, 2020 to $3,929,739, since the inception of the Company on January 3, 2019.

Acquisition Expenses related to a particular Series, that are incurred prior to the Closing of an Offering, are initially funded by the Manager but will be reimbursed with the proceeds from an Offering related to such Series, to the extent described in the applicable Offering document. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, for example transportation costs to transport the Underlying Asset from the Asset Seller to the Company’s facility, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering. Acquisition Expenses are capitalized into the cost of the Underlying Asset as per the table below. Should a proposed Offering prove to be unsuccessful, the Company will not reimburse the Manager and these expenses will be accounted for as capital contributions, and the Acquisition Expenses will be expensed.

For the six-month period ended June 30, 2020, $2,242 of Acquisition Expenses related to the transportation, inspection, repair of Underlying Assets and other acquisition related expenses were incurred, excluding $117 related to Underlying Assets sold. he total investment in Underlying Assets as of June 30, 2020 is as follows, excluding the total investments of any Series for which the Underlying Assets have been sold:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

As of 6/30/2020
Capitalized Costs
Applicable Series		Asset	Purchase Price / Down payment	Transpor-tation	Authen-tication	Other	Total
#52MANTLE	(1)	1952 Topps #311 Mickey Mantle Card	$ 125,000	$ -	$ -	$ -	$ 125,000
#71MAYS	(1)	1971 Willie Mays Jersey	52,500	-	-	-	52,500
#RLEXPEPSI	(1)	Rolex GMT Master II	16,800	-	-	-	16,800
#10COBB	(1)	1910 Ty Cobb Card	35,000	-	-	-	35,000
#POTTER	(1)	1997 First Edition Harry Potter	65,000	-	100	5,000	70,100
#TWOCITIES	(1)	First Edition A Tale of Two Cities	12,000	-	100	-	12,100
#FROST	(1)	First Edition A Boy's Will	10,000	-	100	-	10,100
#BIRKINBLU	(1)	Bleu Saphir Lizard Hermès Birkin	55,500	-	-	-	55,500
#SMURF	(1)	Rolex Submariner "Smurf"	29,500	-	-	-	29,500
#70RLEX	(1)	1970 Rolex Beta 21	17,900	-	-	-	17,900
#EINSTEIN	(1)	First Edition of Philosopher-Scientist	11,000	-	100	-	11,100
#HONUS	(1)	1909-11 Honus Wagner Card	500,028	-	-	-	500,028
#75ALI	(1)	1975 Muhammad Ali Boots	44,000	65	-	-	44,065
#APROAK	(1)	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	72,500	-	-	-	72,500
#88JORDAN	(1)	1988 Michael Jordan Nike Air Jordan III Sneakers	20,000	-	-	-	20,000
#BIRKINBOR	(1)	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	50,000	-	-	-	50,000
#33RUTH	(1)	1933 Goudey #144 Babe Ruth Card	74,000	-	-	-	74,000
#SPIDER1	(1)	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	20,000	-	-	-	20,000
#BATMAN3	(1)	1940 D.C. Comics Batman #3 CGC NM 9.4	75,000	-	-	-	75,000
#ULYSSES	(1)	1935 First Edition Ulysses	22,000	-	100	-	22,100
#ROOSEVELT	(1)	First Edition African Game Trails	17,000	-	200	-	17,200
#56MANTLE	(1)	1956 Topps #135 Mickey Mantle Card	9,000	-	-	-	9,000
#AGHOWL	(1)	First Edition Howl and Other Poems	15,500	-	100	-	15,600
#18ZION	(1)	2018 Zion Williamson Adidas James Harden Sneakers	13,500	45	-	-	13,545
#SNOOPY	(1)	2015 Omega Speedmaster Moonwatch	24,000	-	-	-	24,000
#APOLLO11	(1)	Apollo 11 Crew-Signed New York Times Cover	30,000	-	-	-	30,000
#24RUTHBAT	(1)	1924 George "Babe" Ruth Professional Model Bat	250,000	6	-	-	250,006
#YOKO	(1)	First Edition Grapefruit	12,500	-	100	-	12,600
#HULK1	(1)	1962 The Incredible Hulk #1 CGC VF 8.0	87,000	6	-	-	87,006
#RUTHBALL1	(1)	1934-39 Official American League Babe Ruth Single Signed Baseball	27,000	6	-	-	27,006
#HIMALAYA	(1)	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	130,000	-	-	-	130,000
#38DIMAGGIO	(1)	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	20,000	6	-	-	20,006
#55CLEMENTE	(1)	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	36,000	6	-	-	36,006
#LOTR	(1)	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	27,500	-	100	-	27,600
#CATCHER	(1)	1951 First Edition, First Issue The Catcher in the Rye	11,500	-	100	-	11,600

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#BOND1	(1)	1953 First Edition, First Issue Casino Royale	37,000	-	100	-	37,100
#SUPER21	(1)	1943 Superman #21 CGC VF/NM 9.0 comic book	7,000	23	-	-	7,023
#BATMAN1	(1)	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	68,500	77	-	-	68,577
#BIRKINTAN	(1)	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	25,000	244	-	-	25,244
#GMTBLACK1	(1)	Series Rolex GMT-Master ref. 16758	25,000	30	-	-	25,030
#61JFK	(2)	1961 inscribed copy of Inaugural Addresses of the Presidents of the United States	16,250	-	100	-	16,350
#POKEMON1	(2)	1999 Pokemon First Edition PSA GEM MT 10 Complete Set	118,000	-	-	-	118,000
#50JACKIE	(2)	1950 Bowman #22 Jackie Robinson Card	9,200	-	-	-	9,200
#LINCOLN	(2)	1864 Signed, Vignetted Portrait of Abraham Lincoln	64,000	-	-	-	64,000
#STARWARS1	(2)	1977 Star Wars #1 CGC VF/NM 9.0 comic book	10,000	-	-	-	10,000
#TMNT1	(2)	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	59,000	-	-	-	59,000
#68MAYS	(2)	1968 Willie Mays Signed and Game-Used Adirondack M63 Model Bat	-	83	-	-	83
#CAPTAIN3	(2)	1941 Captain America Comics #3 CGC VG/FN 5.0 comic book	35,500	23	-	-	35,523
#APEOD	(2)	Audemars Piguet Royal Oak Offshore "End of Days" Ref.25770SN.O.0001KE.01	28,000	-	-	-	28,000
#AMZFNT15	(2)	1962 Amazing Fantasy #15 CGC VG+ 4.5	30,500	6	-	-	30,506
#CHURCHILL	(2)	First English Edition copies of Volumes I-VI of The Second World War by Winston Churchill	6,500	-	100	-	6,600
#SHKSPR4	(2)	1685 Fourth Folio of William Shakespeare’s Comedies, Histories, and Tragedies	105,000	-	100	-	105,100
#FANFOUR1	(2)	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	100,000	63	-	-	100,063
#ANMLFARM	(2)	First Edition, First printing of Animal Farm by George Orwell	8,700	-	100	-	8,800
#SOBLACK	(2)	2010 Hermès 30cm Black Calf Box Leather “So Black” Birkin with PVD Hardware	50,000	253	-	-	50,253
#85MARIO	(2)	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	140,000	-	-	-	140,000
#TKAM	(2)	1960 Inscribed First Edition copy of To Kill a Mockingbird by Harper Lee	28,500	-	100	-	28,600
#NEWTON	(2)	1687 First Edition, Continental Issue of Philosophiae Naturalis Principia Mathematica by Sir Isaac Newton	40,000	-	-	-	40,000
#GATSBY	(2)	inscribed First Edition, First Issue copy of The Great Gatsby by F. Scott Fitzgerald	185,000	-	100	-	185,100
#05LATOUR	(2)	One case of twelve (12) 75cl bottles of 2005 Château Latour	4,465	-	-	-	4,465
#16SCREAG	(2)	Four cases of three (3) 75cl bottles of 2016 Screaming Eagle	19,166	-	-	-	19,166
#16PETRUS	(2)	Two cases of six (6) 75cl bottles of 2016 Château Petrus	22,942	-	-	-	22,942
#14DRC	(2)	One case of twelve (12) 75cl bottles of 2014 Domaine de la Romanée-Conti	27,588	-	-	-	27,588
#DAREDEV1	(2)	1964 Daredevil #1 CGC VF/NM 9.0 comic book	9,500	-	-	-	9,500
#BATMAN6	(2)	1941 Batman #6 CGC NM 9.4 comic book	23,500	-	-	-	23,500

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#FAUBOURG	(2)	2019 Hermès 20cm Sellier Faubourg Brown Multicolor Birkin with Palladium Hardware	115,000	-	-	-	115,000
#ALICE	(2)	1866 First Edition, Second Issue copy of Alice’s Adventures in Wonderland by Lewis Carroll	9,200	-	100	-	9,300
#SUPER14	(2)	1942 Superman #14 CGC NM 9.4 comic book	120,000	-	-	-	120,000
#AVENGERS1	(2)	1963 Avengers #1 CGC NM + 9.6 comic book	250,000	-	-	-	250,000
#DUNE	(2)	1965 Inscribed First Edition Copy of Frank Herbert’s Dune	10,500	-	100	-	10,600
#03KOBE	(2)	2003-2004 Upper Deck Exquisite Collection Limited Logos #KB Kobe Bryant Signed Game Used Patch Card	11,000	-	-	-	11,000
#62MANTLE	(2)	1962 Mickey Mantle Professional Model Bat Attributed to the 1962 World Series	33,000	-	-	-	33,000
#86RICE	(2)	1986 Topps #161 Jerry Rice Rookie Card	20,000	-	-	-	20,000
#94JETER	(2)	1994 Derek Jeter Signed and Game-Worn Columbus Clippers Away Jersey	39,000	-	-	-	39,000
Total			$ 3,929,739	$ 942	$ 2,000	$ 5,000	$ 3,937,681

Annual Capitalized Cost Breakdown
Acquisition Expense 2019			$ 1,578,478	$ -	$ 700	$ 5,000	$ 1,584,178
Acquisition Expense 1H 2020			$ 2,351,261	$ 942	$ 1,300	$ -	$ 2,353,503
Grant Total			$ 3,929,739	$ 942	$ 2,000	$ 5,000	$ 3,937,681

Note: Excludes $185,617 of capitalized acquisitions costs related to Underlying Assets sold.

(1)Offering for Series Interests closed at June 30, 2020 and Underlying Asset owned by applicable Series.

(2)At June 30, 2020 owned by RSE Archive, LLC and not by any Series. To be owned by the applicable Series as of the Closing of the applicable Offering

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

7.Members’ Equity:

Members’ equity for the Company and any Series consists of capital contributions from the Manager, or its affiliates, Membership Contributions and the Net Income / (Loss) for the period.

Capital contributions from the Manager are made to cover Operating Expenses for which the Manager has elected not to be reimbursed.

In the case of a Closing for which a deficiency of offering proceeds over the required cash outlays exists, , the Manager will make an additional capital contribution to the Series to cover any such deficiencies, which is represented as “Distribution to Series” on the balance sheet. Any remaining cash on the balance sheet of the Series after distributions have been made is retained for payment of future Operating Expenses.

Members’ equity in Membership Contributions issued in a successful Closing of an Offering for a particular Series are calculated by taking the amount of membership Interests sold in an Offering, net of Brokerage Fee, Custody Fee and Sourcing Fee as shown in the table below. In the case of a particular Offering, the Brokerage Fee, the Custody Fee and Sourcing Fee (which may be waived by the Manager) related to the Offering are paid from the proceeds of any successfully closed Offering. These expenses will not be incurred by the Company or the applicable Series or the Manager, if an Offering does not close. At June 30, 2020, the following Offerings for Series Interests had closed:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Membership Contribution and Uses at Closing
Applicable Series	Asset	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#52MANTLE	1952 Topps #311 Mickey Mantle Card	10/25/2019	$132,000	$1,320	$3,090	$990	$126,600
#71MAYS	1971 Willie Mays Jersey	10/31/2019	57,000	570	1,830	500	54,100
#RLEXPEPSI	Rolex GMT Master II	11/6/2019	17,800	178	22	500	17,100
#10COBB	1910 Ty Cobb Card	11/14/2019	39,000	390	1,510	500	36,600
#POTTER	1997 First Edition Harry Potter	11/21/2019	72,000	720	-	540	70,740
#TWOCITIES	First Edition A Tale of Two Cities	11/21/2019	14,500	145	55	500	13,800
#FROST	First Edition A Boy's Will	11/21/2019	13,500	135	865	500	12,000
#BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	11/27/2019	58,000	580	170	500	56,750
#SMURF	Rolex Submariner "Smurf"	11/27/2019	34,500	345	2,905	500	30,750
#70RLEX	1970 Rolex Beta 21	12/9/2019	20,000	200	50	500	19,250
#EINSTEIN	First Edition of Philosopher-Scientist	12/12/2019	14,500	145	855	500	13,000
#HONUS	1909-11 Honus Wagner Card	12/26/2019	520,000	5,200	5,572	3,900	505,328
#75ALI	1975 Muhammad Ali Boots	12/30/2019	46,000	460	-	500	45,040
#71ALI	1971 “Fight of the Century” Contract	12/30/2019	31,000	310	1,090	500	29,100
#APROAK	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	1/3/2020	75,000	750	-	563	73,687
#88JORDAN	1988 Michael Jordan Nike Air Jordan III Sneakers	1/29/2020	22,000	220	230	500	21,050
#BIRKINBOR	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile	2/20/2020	52,500	525	225	500	51,250
#33RUTH	1933 Goudey #144 Babe Ruth Card	2/26/2020	77,000	770	602	578	75,050
#SPIDER1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	3/4/2020	22,000	220	230	500	21,050
#BATMAN3	1940 D.C. Comics Batman #3 CGC NM 9.4	3/4/2020	78,000	780	585	585	76,050
#ULYSSES	1935 First Edition Ulysses	3/10/2020	25,500	255	695	500	24,050
#ROOSEVELT	First Edition African Game Trails	3/10/2020	19,500	195	1,008	500	17,797
#56MANTLE	1956 Topps #135 Mickey Mantle Card	3/11/2020	10,000	100	-	500	9,400
#AGHOWL	First Edition Howl and Other Poems	3/11/2020	19,000	190	810	500	17,500
#98JORDAN	1998 Michael Jordan Jersey	3/22/2020	128,000	1,280	4,160	960	121,600
#18ZION	2018 Zion Williamson Adidas James Harden Sneakers	4/2/2020	15,000	150	200	500	14,150
#SNOOPY	2015 Omega Speedmaster Moonwatch	4/7/2020	25,500	255	-	500	24,745
#APOLLO11	Apollo 11 Crew-Signed New York Times Cover	4/19/2020	32,000	320	130	500	31,050
#24RUTHBAT	1924 George "Babe" Ruth Professional Model Bat	5/3/2020	255,000	2,550	-	1,912	250,538
#YOKO	First Edition Grapefruit	5/11/2020	16,000	160	840	500	14,500

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#86JORDAN	1986 Fleer #57 Michael Jordan Card	5/13/2020	40,000	400	600	500	38,500
#HULK1	1962 The Incredible Hulk #1 CGC VF 8.0	5/24/2020	89,000	890	142	668	87,301
#RUTHBALL1	1934-39 American League Babe Ruth Single Signed Baseball	5/24/2020	29,000	290	510	500	27,700
#HIMALAYA	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile	5/27/2020	140,000	1,400	6,300	1,050	131,250
#38DIMAGGIO	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	6/4/2020	22,000	220	680	500	20,600
#55CLEMENTE	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	6/4/2020	38,000	380	520	500	36,600
#LOTR	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	6/11/2020	29,000	290	10	500	28,200
#CATCHER	1951 First Edition, First Issue The Catcher in the Rye	6/11/2020	12,500	125	25	500	11,850
#BOND1	1953 First Edition, First Issue Casino Royale	6/11/2020	39,000	390	510	500	37,600
#SUPER21	1943 Superman #21 CGC VF/NM 9.0 comic book	6/17/2020	8,500	85	615	500	7,300
#BATMAN1	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	6/18/2020	71,000	710	658	532	69,101
#BIRKINTAN	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	6/25/2020	28,000	280	1,520	500	25,700
#GMTBLACK1	Series Rolex GMT-Master ref. 16758	6/25/2020	28,000	280	1,520	500	25,700
Total			$2,515,800	$25,158	$41,339	$28,278	$2,421,025

Note: represents Membership Contributions net of Brokerage Fee, Sourcing Fee and Custody Fee at Closing of Offering for respective Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

8.Income taxes:

Each existing Series has elected and qualified, and the Company intends that each future Series will elect and qualify, to be taxed as a corporation under the Internal Revenue Code of 1986.  Each separate Series intends to be accounted for as described in ASC Topic 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. There were no uncertain tax positions as of June 30, 2020.

RSE Archive, LLC, as the master Series of the Company and RSE Archive Manager, LLC, the Manager of the Company, intend to be taxed as a “partnership” or a “disregarded entity” for federal income tax purposes and will not make any election or take any action that could cause it to be separately treated as an association taxable as a corporation under Subchapter C of the Code.

9.Earnings (loss) / income per membership Interest:

Upon completion of an Offering, each Series intends to comply with accounting and disclosure requirement of ASC Topic 260, "Earnings per Share." For each Series, earnings (loss) / income per membership Interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding membership Interests in that particular Series during the period.

F-58

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the Offerings of membership Interests in each Series. By purchasing an Interest in a Series of Interests, the Investor is admitted as a member of the Series and will be bound by the Company's Operating Agreement. Under the Operating Agreement, each Investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and advisory board members.

Officer and Affiliate Loans

From time to time, individual officers and affiliates of the Manager may make loans to the Company to facilitate the purchase of Underlying Assets prior to the Closing of a Series’ Offering.  It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the Offering associated with a Series. Once the Series repays the Company and other parties, such as the Manager, the BOR and the Custodian and their respective affiliates, from the proceeds of a closed Offering, the Underlying Asset would then transferred to the related Series and it is anticipated that no Series will bear the economic effects of any loan made to purchase another Underlying Assets.

As of June 30, 2020, and December 31, 2019, no loans were outstanding to either officers or affiliates of the Manager.

F-59

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE D –DEBT

On December 20, 2019, the Asset Manager and the Company, including an affiliate of the Asset Manager, entered into the DM with Upper90 with an initial borrowing capacity of $2.25 million. On May 15, 2020, the DM was expanded to a borrowing capacity of $3.25 million. The DM allows the Asset Manager to draw up to 100% of the value of the Underlying Assets for any asset held on the books of the Company. Interest rate on any amounts outstanding under the DM accrues at a fixed per annum rate of 15%. The Company is also held jointly and severably liable for any amounts outstanding under this DM.

Of the outstanding borrowings, $1,590,850 were related to Underlying Assets and the remainder to were held in cash or related to the assets of the affiliate of the Asset Manager. The table below outlines the debt balance at June 30, 2020 vs. December 31, 2019:

Debt Outstanding Upper90 Demand Note
At 12/31/2019	$1,560,000
At 6/30/2020	$3,250,000

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Overview of Revenues

As of June 30, 2020 , we have not yet generated any revenues directly attributable to the Company or any Series to date. In addition, we do not anticipate the Company or any Series to generate any revenue in excess of costs associated with such revenues until 2021. In early 2019, the Manager of the Company launched its first showroom in New York City and in mid-2019 launched an online shopping experience for merchandise. The New York City showroom has been closed since March 2020 due to COVID-19, but is planned to reopen in the fourth quarter 2020. In future, the Manager of the Company plans to roll out additional opportunities for revenue generation including additional showrooms.

Overview of Costs and Expenses

The Company distinguishes costs and expenses between those related to the purchase of a particular Underlying Asset and Operating Expenses related to the management of such Underlying Assets.

Fees and expenses related to the purchase of an Underlying Asset include Offering Expenses, Acquisition Expenses, Brokerage Fee, Custody Fee and Sourcing Fee.

Within Operating Expenses, the Company distinguishes between Operating Expenses incurred prior to the Closing of an Offering and those incurred after the Closing of an Offering. Although these pre- and post- Closing Operating Expenses are similar in nature and consist of expenses such as storage, insurance, transportation, marketing and maintenance and professional fees such as ongoing bookkeeping, legal and accounting expenses associated with a Series, pre-Closing Operating Expenses are borne by the Manager and are not expected to be reimbursed by the Company or the economic members. Post-Closing Operating Expenses are the responsibility of each Series of Interest and may be financed through (i) revenues generated by the Series or cash reserves at the Series or (ii) contributions made by the Manager, for which the Manager does not seek reimbursement or (iii) loans by the Manager, for which the Manager may charge a rate of interest or (iv) issuance of additional Interest in a Series (at the discretion of the Manager).

Allocation Methodology

Allocation of revenues and expenses and costs will be made amongst the various Series in accordance with the Manager's allocation policy. The Manager's allocation policy requires items that are related to a specific Series to be charged to that specific Series. Items not related to a specific Series will be allocated pro rata based upon the value of the Underlying Assets or the number of Underlying Assets, as stated in the Manager’s allocation policy and as determined by the Manager. The Manager may amend its allocation policy in its sole discretion from time to time.

F-61

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Allocation Methodology or Description by Category

•Revenue: Revenues from the anticipated commercialization of the Underlying Assets will be allocated amongst the Series whose Underlying Assets are part of the commercialization events, based on the value of the Underlying Asset. No revenues attributable directly to the Company or any Series have been generated during the six-month period ended June 30, 2020.

•Offering Expenses: Offering Expenses, other than those related to the overall business of the Manager (as described in Note B(4)) are funded by the Manager and generally reimbursed through the Series proceeds upon the Closing of an Offering. Offering Expenses are charged to a specific Series.

•Acquisition Expenses: Acquisition Expenses (as described in Note B(6)) are typically funded by the Manager, and reimbursed from the Series proceeds upon the Closing of an Offering. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, for example transportation fees, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering. Acquisition Expenses incurred are capitalized into the cost of the Underlying Asset on the balance sheet of the Company and subsequently transferred to the Series upon Closing of the Offering for the Series Interests.

•Sourcing Fee / Losses: The Sourcing Fee is paid to the Manager from the Series proceeds upon the close of an Offering (as described in Note B(7)) and is charged to the specific Series. Losses incurred related to closed Offerings, due to shortfalls between proceeds from closed Offerings and costs incurred in relation to these Offerings are charged to the specific Series but are reimbursed by the Manager and accounted for as capital contributions to the Series (as described in Note B(6)).

•Brokerage Fee: The Brokerage Fee is paid to the BOR from the Series proceeds upon the Closing of an Offering (as described in Note B(7)) and is charged to the specific Series.

•Custody Fee: The Custody Fee is paid to the Custodian from the Series proceeds upon the Closing of an Offering (as described in Note B(7)) and is charged to the specific Series.

•Operating Expenses: Operating Expenses (as described in Note B(5)) are expensed as incurred:

oPre-Closing Operating Expenses are borne by the Manager and accounted for as capital contributions from the Manager to the Company and are not reimbursed.

oPost-Closing Operating Expenses are the responsibility of each individual Series.

oIf not directly charged to the Company or a Series, Operating Expenses are allocated as follows:

▪Insurance: based on the premium rate allocated by value of the Underlying Assets

▪Storage: based on the number of Underlying Assets

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE F – FREE CASH FLOW DISTRIBUTIONS AND MANAGEMENT FEES

Any available Free Cash Flow of a Series of Interests shall be applied in the following order of priority, at the discretion of the Manager:

i)Repayment of any amounts outstanding under Operating Expenses Reimbursement Obligations.

ii)Thereafter, reserves may be created to meet future Operating Expenses for a particular Series.

iii)Thereafter, at least 50% of Free Cash Flow (as described below) (net of corporate income taxes applicable to such Series of Interests) may be distributed as dividends to Interest Holders of a particular Series.

iv)The Manager may receive up to 50% of Free Cash Flow (as described below) in the form of a management fee, which is accounted for as an expense to the statement of operations of a particular Series.

“Free Cash Flow” is defined as net income (as determined under GAAP) generated by any Series of Interests plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the relevant Series.

As of June 30, 2020, and December 31, 2019, no distributions of Free Cash Flow or management fees were paid by the Company or in respect of any Series. The Company did make distributions to Interest Holders related to sale of Underlying Assets as described in “Asset Dispositions” in “Note A - Description Of Organization and Business Operations.”

NOTE G - INCOME TAX

As of June 30, 2020, each individual Series has elected to be treated as a corporation for tax purposes. RSE Archive and RSE Archive Manager have elected to be treated as partnerships.

No provision for income taxes for the six-month period ended June 30, 2020 has been recorded for any individual Series as all individual Series incurred net losses, except as disclosed below for the 3 Series that were sold. Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized.  The Company’s net deferred tax assets at June 30, 2020 are fully offset by a valuation allowance (other than for Series #71ALI, Series #98JORDAN and Series #86JORDAN), and therefore, no tax benefit applicable to the loss for each individual Series for the six-month period ended June 30, 2020 has been recognized. Losses incurred after January 1, 2018 do not expire for federal income tax purposes.

Series #71ALI, Series #98JORDAN and Series #86JORDAN have sold their primary operating asset during the six-month period ended June 30, 2020. As a result, the Company has recorded a provision for income taxes using an effective tax rate as shown below:

Provision for income taxes
Series #	#71ALI	#98JORDAN	#86JORDAN
Income before provision for income taxes	$8,950	$44,935	$41,948
Reversal of valuation allowance	(265)	(374)	(205)
Taxed at federal and state statutory rates	35%	21%	21%
Provision for income taxes	$3,005	$9,408	$8,816

Reconciliation of the benefit for income taxes from continuing operations recorded in the consolidated statements of operations with the amounts computed at the statutory federal tax rates is shown below. RSE Archive has elected to be treated as a partnership; thus, for the six-month period ended June 30, 2020 the only tax affected components of deferred tax assets and deferred tax liabilities related to closed Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE H - CONTINGENCIES

COVID-19

The extent of the impact and effects of the recent outbreak of the coronavirus (COVID‐19) on the operation and financial performance of our business are unknown. However, the Company does not expect that the outbreak will have a material adverse effect on our business or financial results at this time.

Restriction on Sale of Series #HONUS

•Without the Company’s prior written consent (which may be withheld in the Company’s sole discretion), the Asset Seller will not, directly or indirectly, offer, pledge, sell, transfer, hypothecate, mortgage, grant or encumber, sell or grant any option, purchase any option, enter into any arrangement or contract to do any of the foregoing, or otherwise transfer, dispose or encumber the Asset Seller’s Equity Interest.

•Without the Asset Seller’s prior written consent, the Company will not sell the Underlying Asset within 36-months of the Closing.

•The Company will not sell the Underlying Asset for a purchase price of less than $1,900,000.00 without the Asset Seller’s prior written consent.

•For a 10 year period following the Closing, the Company (or our designee(s)) will have the right, exercisable at any time upon written notice to the Asset Seller, to repurchase from the Asset Seller the Asset Seller Equity Interest for a purchase price valuing the Series at no less than $1,900,000.00.  In the event the Company exercises this right, the Asset Seller will execute and deliver or cause to be executed and delivered to us such agreements or instruments as we may reasonably request, in order to facilitate such repurchase.

•If the Underlying Asset is sold within 5 years of the Closing, the Company will use commercially reasonable efforts to include as a condition in the sale agreement relating to such sale that purchaser of the Underlying Asset must lend the Underlying Asset to the Asset Seller for 60 days per calendar year for a 24-month period post-sale.  The Company will have no further obligation to the Asset Seller once the Company sells the Underlying Asset.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS

Subsequent Offerings

The table below shows all Offerings, which have closed after the date of the financial statements through September 28, 2020.

Series / Series Name	Underlying Asset	Maximum Offering Size	Opening Date	Closing Date
#61JFK / Series Inaugural Addresses	1961 inscribed copy of Inaugural Addresses of the Presidents of the United States	$23,000	6/27/2020	7/7/2020
#50JACKIE / Series 1950 Jackie Robinson Card	1950 Bowman #22 Jackie Robinson Card	$10,000	6/10/2020	7/8/2020
#POKEMON1 / Series 1999 Pokémon First Edition Set	1999 Pokemon First Edition PSA GEM MT 10 Complete Set	$125,000	6/23/2020	7/8/2020
#LINCOLN / Series 1864 Abraham Lincoln Photo	1864 Signed, Vignetted Portrait of Abraham Lincoln	$80,000	7/1/2020	7/9/2020
#STARWARS1 / Series Star Wars #1	1977 Star Wars #1 CGC VF/NM 9.0 comic book	$12,000	7/1/2020	7/14/2020
#56TEDWILL / Series 1956 Ted Williams Jersey	1956 Ted Williams Game-Worn Red Sox Home Jersey	$90,000	7/16/2020	7/26/2020
#68MAYS / Series 1968 Willie Mays Bat	1968 Willie Mays Signed and Game-Used Adirondack M63 Model Bat	$39,000	7/17/2020	7/26/2020
#TMNT1 / Series Teenage Mutant Ninja Turtles #1	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	$65,000	7/23/2020	7/30/2020
#CAPTAIN3 / Series Captain America #3	1941 Captain America Comics #3 CGC VG/FN 5.0 comic book	$37,000	7/23/2020	7/30/2020
#51MANTLE / Series 1951 Bowman Mickey Mantle Card	1951 Bowman #253 Mickey Mantle Card	$34,000	7/16/2020	7/30/2020
#CHURCHILL / Series Second World War	First English Edition copies of Volumes I-VI of The Second World War by Winston Churchill	$7,500	7/7/2020	8/6/2020
#SHKSPR4 / Series 1685 Shakespeare Fourth Folio	1685 Fourth Folio of William Shakespeare’s Comedies, Histories, and Tragedies	$115,000	7/30/2020	8/6/2020
#03KOBE / Series 2003-04 UD Kobe Bryant Card	2003-2004 Upper Deck Exquisite Collection Limited Logos #KB Kobe Bryant Signed Game Used Patch Card	$50,000	8/2/2020	8/16/2020
#03LEBRON / Series 2003-04 UD LeBron James Card	2003-2004 Upper Deck Exquisite Collection LeBron James Patches Autographs Card	$34,000	8/5/2020	8/16/2020
#03JORDAN / Series 2003-04 UD Michael Jordan Card	2003-2004 Upper Deck Exquisite Collection Michael Jordan Patches Autographs Card	$41,000	8/6/2020	8/16/2020
#39TEDWILL / Series 1939 Play Ball Ted Williams Card	1939 Gum Inc. Play Ball #92 Ted Williams Rookie Card	$28,000	8/13/2020	8/24/2020
#94JETER / Series 1994 Derek Jeter Jersey	1994 Derek Jeter Signed and Game-Worn Columbus Clippers Away Jersey	$45,000	8/9/2020	8/24/2020

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#2020TOPPS / Series 2020 Topps Complete Set	Ten (10) Complete Sets of Topps 2020 Limited First Edition Series 1 & 2 Topps Baseball Cards	$100,000	8/13/2020	8/25/2020
#FANFOUR1 / Series 1961 Fantastic Four #1	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	$105,000	8/23/2020	9/2/2020
#86RICE / Series 1986 Topps Jerry Rice Card	1986 Topps #161 Jerry Rice Rookie Card	$23,000	7/28/2020	9/15/2020
#DAREDEV1 / Series Daredevil #1	1964 Daredevil #1 CGC VF/NM 9.0 comic book	$11,500	7/28/2020	9/15/2020
#85MARIO / Series 1985 Super Mario Bros.	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	$150,000	8/16/2020	9/15/2020
#TOS39 / Series Tales of Suspense #39	1963 Tales of Suspense #39 CGC NM 9.4 comic book	$135,000	8/27/2020	9/15/2020
#05LATOUR / Series 2005 Château Latour	One case of twelve (12) 75cl bottles of 2005 Château Latour	$9,800	9/3/2020	9/15/2020
#16SCREAG / 2016 Screaming Eagle	Four cases of three (3) 75cl bottles of 2016 Screaming Eagle	$39,000	9/3/2020	9/15/2020
#14DRC / Series 2014 Domaine de la Romanée-Conti	One case of twelve (12) 75cl bottles of 2014 Domaine de la Romanée-Conti	$54,000	9/3/2020	9/15/2020
#57MANTLE / Series 1957 Topps Mickey Mantle Card	2019 Hermès 20cm Sellier Faubourg Brown Multicolor Birkin with Palladium Hardware	$8,000	9/6/2020	9/21/2020
#FAUBOURG / Series Hermès Sellier Faubourg Birkin	Two cases of six (6) 75cl bottles of 2016 Château Petrus	$150,000	9/9/2020	9/21/2020

The Company expects to launch and close additional Offerings throughout the remainder of the year and beyond.

F-66

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of

RSE Archive, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RSE Archive, LLC (the "Company") in total and for each listed Series as of December 31, 2019, and the related consolidated statements of operations, members' equity, and cash flows for the Company in total and for each listed Series for the period from January 3, 2019 (inception) to December 31, 2019, and the related notes (collectively referred to as the "financial statements").  In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Company and each listed Series as of December 31, 2019, and the consolidated results of operations and cash flows for the Company and each listed Series for the period from January 3, 2019 (inception) to December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company and each listed Series will continue as a going concern.  As discussed in Note A to the financial statements, the Company's and each listed Series’ lack of liquidity raises substantial doubt about their ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note A.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Restatement

As discussed in Note J to the financial statements the financial statements have been restated to correct an error.

Basis for Opinion

These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the Company's and each listed Series’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company and each listed Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Company and each listed Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's or each listed Series internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

/s/ EisnerAmper LLP

We have served as the Company's auditor since 2020.

EISNERAMPER LLP

New York, New York

March 31, 2020, except for Note J as to which the date is April 21, 2020.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Assets
Current Assets
Cash and Cash Equivalents	$ 1,450	$ 1,600	$ 300	$ 1,545	$ 1,095
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	2	-	-	1
Total Current Assets	1,450	1,602	300	1,545	1,096
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	125,000	52,500	16,800	35,000	70,100
TOTAL ASSETS	$ 126,450	$ 54,102	$ 17,100	$ 36,545	$ 71,196

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ 13	$ 13	$ -
Due to the Manager for Insurance	237	100	32	66	66
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	237	100	45	79	66

Membership Contributions	126,600	54,100	17,100	36,600	70,740
Capital Contribution	220	203	180	154	131
Capital Contribution for loss at Offering close	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Accumulated Deficit	(607)	(301)	(225)	(233)	(196)
Members' Equity	126,213	54,002	17,055	36,466	71,130
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 126,450	$ 54,102	$ 17,100	$ 36,545	$ 71,196

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Assets
Current Assets
Cash and Cash Equivalents	$ 1,495	$ 1,695	$ 1,250	$ 1,100	$ 1,200
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	1	1	-	-
Total Current Assets	1,496	1,696	1,251	1,100	1,200
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	12,100	10,100	55,500	29,500	17,900
TOTAL ASSETS	$ 13,596	$ 11,796	$ 56,751	$ 30,600	$ 19,100

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ 13	$ -
Due to the Manager for Insurance	12	10	104	56	34
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	12	10	104	69	34

Membership Contributions	13,800	12,000	56,750	30,750	19,250
Capital Contribution	131	131	112	110	71
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Accumulated Deficit	(142)	(140)	(215)	(329)	(105)
Members' Equity	13,584	11,786	56,647	30,531	19,066
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 13,596	$ 11,796	$ 56,751	$ 30,600	$ 19,100

See accompanying notes, which are an integral part of these financial statements.

F-69

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$1,750	$5,300	$1,050	$1,600	$24,459
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	-	2	1	1,881
Total Current Assets	1,751	5,300	1,052	1,601	26,340
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	282,250
Collectible Memorabilia - Owned	11,100	500,028	44,000	27,500	1,301,928
TOTAL ASSETS	$12,851	$505,328	$45,052	$29,101	$1,610,518

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$130
Due to the Manager for Insurance	11	949	83	52	2,607
Due to the Manager or its Affiliates	-	-	-	-	577,500
Total Liabilities	11	949	83	52	580,237

Membership Contributions	13,000	505,328	45,040	29,100	1,030,158
Capital Contribution	63	16	5	4	7,644
Capital Contribution for loss at Offering close	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Accumulated Deficit	(73)	(965)	(86)	(55)	(8,041)
Members' Equity	12,840	504,379	44,969	29,049	1,030,281
TOTAL LIABILITIES AND MEMBERS' EQUITY	$12,851	$505,328	$45,052	$29,101	1,610,518

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Operating Expenses
Storage	$-	$1	$-	$-	$-
Transportation	-	-	13	13	-
Insurance	237	100	32	66	66
Professional Fees	220	200	180	154	130
Marketing Expense	150	-	-	-	-
Total Operating Expenses	607	301	225	233	196
Operating Loss	(607)	(301)	(225)	(233)	(196)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Income / (Loss) Before Income Taxes	(607)	(301)	(225)	(233)	(196)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(607)	$(301)	$(225)	$(233)	$(196)

Basic and Diluted (Loss) per Membership Interest	$(0.61)	$(0.15)	$(0.11)	$(0.23)	$(0.07)
Weighted Average Membership Interests	1,000	2,000	2,000	1,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Operating Expenses
Storage	$-	$-	$1	$-	$-
Transportation	-	-	-	163	-
Insurance	12	10	104	56	34
Professional Fees	130	130	110	110	71
Marketing Expense	-	-	-	-	-
Total Operating Expenses	142	140	215	329	105
Operating Loss	(142)	(140)	(215)	(329)	(105)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Income / (Loss) Before Income Taxes	(142)	(140)	(215)	(329)	(105)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(142)	$(140)	$(215)	$(329)	$(105)

Basic and Diluted (Loss) per Membership Interest	$(0.71)	$(0.70)	$(0.21)	$(0.16)	$(0.10)
Weighted Average Membership Interests	200	200	1,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

F-72

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Operating Expenses
Storage	$1	$-	$-	$-	$1,881
Transportation	-	-	-	-	580
Insurance	11	949	83	52	2,607
Professional Fees	61	16	3	3	1,517
Marketing Expense	-	-	-	-	1,420
Total Operating Expenses	73	965	86	55	8,005
Operating Loss	(73)	(965)	(86)	(55)	(8,005)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	36
Income / (Loss) Before Income Taxes	(73)	(965)	(86)	(55)	(8,041)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(73)	$(965)	$(86)	$(55)	$(8,041)

Basic and Diluted (Loss) per Membership Interest	$(0.04)	$(0.10)	$(0.04)	$(0.03)
Weighted Average Membership Interests	2,000	10,000	2,000	2,000

See accompanying notes, which are an integral part of these financial statements.

F-73

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Members' Equity / (Deficit)
Balance January 3, 2019	$ -	$ -	$ -	$ -	$ -
Membership Contributions	126,600	54,100	17,100	36,600	70,740
Capital Contribution	220	203	180	154	131
Capital Contribution for loss at Offering close	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Net loss	(607)	(301)	(225)	(233)	(196)
Balance December 31, 2019	$126,213	$54,002	$17,055	$36,466	$71,130

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Members' Equity / (Deficit)
Balance January 3, 2019	$ -	$ -	$ -	$ -	$ -
Membership Contributions	13,800	12,000	56,750	30,750	19,250
Capital Contribution	131	131	112	110	71
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Net loss	(142)	(140)	(215)	(329)	(105)
Balance December 31, 2019	$13,584	$11,786	$56,647	$30,531	$19,066

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
January 3, 2019 (inception) through December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Members' Equity / (Deficit)
Balance January 3, 2019	$ -	$ -	$ -	$ -	$ -
Membership Contributions	13,000	505,328	45,040	29,100	1,030,158
Capital Contribution	63	16	5	4	7,644
Capital Contribution for loss at Offering close	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Net loss	(73)	(965)	(86)	(55)	(8,041)
Balance December 31, 2019	$12,840	$504,379	$44,969	$29,049	$1,030,281

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	(Restated) Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Cash Flows from Operating Activities:
Net (Loss)	$(607)	$(301)	$(225)	$(233)	$(196)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	220	203	180	154	131
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	-	(2)	-	-	(1)
Due to the Manager for Insurance	237	100	32	66	66
Accounts Payable	-	-	13	13	-
Net cash used in operating activities	(150)	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Investment in memorabilia	(125,000)	(47,250)	(16,800)	(35,000)	(70,100)
Net cash used in investing activities	(125,000)	(47,250)	(16,800)	(35,000)	(70,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	126,600	48,850	17,100	36,600	70,740
Due to the manager and other affiliates	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Net cash used in financing activities	126,600	48,850	17,100	36,545	71,195

Net change in cash	1,450	1,600	300	1,545	1,095
Cash beginning of period	-	-	-	-	-
Cash end of period	1,450	1,600	300	1,545	1,095
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	$5,250	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Cash Flows from Operating Activities:
Net (Loss)	$(142)	$(140)	$(215)	$(329)	$(105)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	131	131	112	110	71
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	(1)	(1)	(1)	-	-
Due to the Manager for Insurance	12	10	104	56	34
Accounts Payable	-	-	-	13	-
Net cash used in operating activities	-	-	-	(150)	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Investment in memorabilia	(12,100)	(10,100)	(55,500)	(29,500)	(17,900)
Net cash used in investing activities	(12,100)	(10,100)	(55,500)	(29,500)	(17,900)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,800	12,000	56,750	30,750	19,250
Due to the manager and other affiliates	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Net cash used in financing activities	13,595	11,795	56,750	30,750	19,100

Net change in cash	1,495	1,695	1,250	1,100	1,200
Cash beginning of period	-	-	-	-	-
Cash end of period	1,495	1,695	1,250	1,100	1,200
Supplemental Cash Flow Information:
Membership Interest issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #EINSTEIN	(Restated) Series #HONUS	Series #75ALI	Series #71ALI	(Restated) Consolidated
Cash Flows from Operating Activities:
Net (Loss)	$(73)	$(965)	$(86)	$(55)	$(8,041)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	63	16	5	4	7,644
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	(1)	-	(2)	(1)	(1,881)
Due to the Manager for Insurance	11	949	83	52	2,607
Accounts Payable	-	-	-	-	130
Net cash used in operating activities	-	-	-	-	459

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	(282,250)
Investment in memorabilia	(11,100)	(225,000)	(44,000)	(27,500)	(1,021,650)
Net cash used in investing activities	(11,100)	(225,000)	(44,000)	(27,500)	(1,303,900)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,000	230,300	45,040	29,100	749,880
Due to the manager and other affiliates	-	-	-	-	577,500
Contribution related to Offering Closings and Asset Sales	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Net cash used in financing activities	12,850	230,300	45,050	29,100	1,327,900

Net change in cash	1,750	5,300	1,050	1,600	24,459
Cash beginning of period	-	-	-	-	-
Cash end of period	1,750	5,300	1,050	1,600	24,459
Supplemental Cash Flow Information:
Membership Interest issued to Asset Seller as consideration	-	$275,028	-	-	$280,278

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

RSE Archive, LLC (the “Company”) is a Delaware series limited liability company formed on January 3, 2019.  RSE Archive Manager, LLC, a single member Delaware limited liability company formed on March 27, 2019 and owned by RSE Markets, Inc., is the manager of the Company (the “Manager”). RSE Markets, Inc. serves as the asset manager for the collection of collectible memorabilia owned by the Company and each series (the “Asset Manager”). The Company was formed to engage in the business of acquiring and managing a collection of collectible memorabilia (the “Underlying Assets”). The Company has created, and it is expected that the Company will continue to create, separate series of interests (each, a “Series” or “Series of Interests”), that each Underlying Asset will be owned by a separate Series and that the assets and liabilities of each Series will be separate in accordance with Delaware law. Investors acquire membership interests (the “Interests”) in each Series and will be entitled to share in the return of that particular Series but will not be entitled to share in the return of any other Series.

The Asset Manager is a Delaware corporation formed on April 28, 2016. The Asset Manager is a technology and marketing company that operates the Rally Rd. platform (the “Platform") and manages the Company, through the Manager, and the assets owned by the Company in its roles as the Asset Manager of each Series. The Asset Manager is the owner of the Manager.

The Company intends to sell Interests in a number of separate individual Series of the Company. Investors in any Series acquire a proportional share of income and liabilities as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of the closing of an offering related to that particular Series are a single collectible memorabilia (plus any cash reserves for future operating expenses), as well as certain liabilities related to expenses pre-paid by the Asset Manager.

All voting rights, except as specified in the operating agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the operating agreement of the Company, as amended and restated from time to time (the “Operating Agreement”).

OPERATING AGREEMENT

General:

In accordance with the Operating Agreement each Interest holder in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Operating Expenses:

After the closing of an offering, each Series is responsible for its own “Operating Expenses” (as defined in Note B(5)). Prior to the closing, Operating Expenses are borne by the Manager or the Asset Manager and not reimbursed by the economic members of a particular Series. Should post-closing Operating Expenses exceed revenues or cash reserves, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series and be entitled to reimbursement of such amount from future revenues generated by the Series (“Operating Expenses Reimbursement Obligation(s)”), on which the Manager or the Asset Manager may impose a rate of interest, and/or (c) cause additional Interests to be issued in order to cover such additional amounts, which Interests may be issued to existing or new investors, and may include the Manager or its affiliates or the Asset Manager.

Fees:

Sourcing Fee: The Manager expects to receive a fee at the closing of each successful offering for its services of sourcing the collectible memorabilia (the “Sourcing Fee”), which may be waived by the Manager in its sole discretion.

Brokerage Fee:  For all Series qualified up to the date of this filing the broker of record received a fee (the “Brokerage Fee”) of 1.0% of the cash from offering for facilitating the sale of securities.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Custody Fee: For all Series qualified up to the date of this filing the custody broker received a fee (the “Custody Fee”) of 0.75% of the cash from offering for facilitating the sale of securities.

Free Cash Flow Distributions:

At the discretion of the Manager, a Series may make distributions of “Free Cash Flow” (as defined in Note F) to both the holders of economic Interests in the form of a dividend and the Manager in the form of a management fee.

In the case that Free Cash Flow is available and such distributions are made, at the sole discretion of the Manager, the members will receive no less than 50% of Free Cash Flow and the Manager will receive up to 50% of Free Cash Flow in the form of a management fee for management of the applicable Underlying Asset. The management fee is accounted for as an expense to the relevant Series rather than a distribution from Free Cash Flow.

Other:

The Manager is responsible for covering its own expenses.

LIQUIDITY AND CAPITAL RESOURCES

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Neither the Company nor any of the Series has generated revenues or profits since inception.

On a total consolidated basis, the Company had sustained a net loss of $(8,041) for the period from January 3, 2019 to December 31, 2019 and had an accumulated deficit of $(8,041) as of December 31, 2019.

All of the liabilities on the balance sheet as of December 31, 2019 are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future offerings for the various Series of Interests. As of December 31, 2019, the Company has negative working capital of approximately $(0.6) million. If the Company does not continue to obtain financing from the Manager, it will be unable to repay these obligations as they come due.  These factors raise substantial doubt about the Company’s and each listed Series’ ability to continue as a going concern for the twelve months following the date of this filing.

Through December 31, 2019, none of the Company or any Series have recorded any directly attributable revenues through the utilization of Underlying Assets. Management’s plans include anticipating that it will commence commercializing the collection in 2021. Each Series will continue to incur Operating Expenses including, but not limited to storage, insurance, transportation and maintenance expenses, on an ongoing basis. As part of the commercialization of the collection, the Manager opened a showroom in early 2019, in New York City and launched its online shopping experience for merchandise in the third quarter of 2019. No revenues directly attributable to the Company or any Series have been generated through the showroom or the online shop as of December 31, 2019.

F-80

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

At December 31, 2019, the Company and the Series for which closings had occurred, had the following cash balances:

Cash Balance
Applicable Series	Asset	12/31/2019
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$1,450
Series #71MAYS	1971 Willie Mays Jersey	1,600
Series #RLEXPEPSI	Rolex GMT Master II	300
Series #10COBB	1910 Ty Cobb Card	1,545
Series #POTTER	1997 First Edition Harry Potter	1,095
Series #TWOCITIES	First Edition A Tale of Two Cities	1,495
Series #FROST	First Edition A Boy's Will	1,695
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	1,250
Series #SMURF	Rolex Submariner "Smurf"	1,100
Series #70RLEX	1970 Rolex Beta 21	1,200
Series #EINSTEIN	First Edition of Philosopher-Scientist	1,750
Series #HONUS	1909-11 Honus Wagner Card	5,300
Series #75ALI	1975 Muhammad Ali Boots	1,050
Series #71ALI	1971 “Fight of the Century” Contract	1,600
Total Series Cash Balance		22,430
RSE Archive		2,029
Total Cash Balance		$24,459

The cash on the books of RSE Archive is reserved to funding future pre-closing Operating Expenses or “Acquisition Expenses” (see Note B(6) for definition and additional details), as the case may be. The cash on the books of each Series is reserved for funding of post-closing Operating Expenses. During the period from January 3, 2019 to December 31, 2019, the Manager has paid for certain but not all Operating Expenses related to any of the Series that have had closed offerings and has elected not to be reimbursed. These payments made by the Manager are accounted for as capital contributions, amounting to a total of $7,644.

From inception, the Company and the Series have financed their business activities through capital contributions from the Manager or its affiliates to the individual Series. Until such time as the Series’ have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future offerings may be used to create reserves for future Operating Expenses for individual Series, as has been the case for the majority of the Series for which closings have occurred, listed in the table above, at the sole discretion of the Manager. If the Manager does not continue to fund future operating expenses of the Company and the Series, the Company’s ability to continue future operations may be limited. There is no assurance that financing from the Manager will remain available or that the Manager will provide the Company or any Series with sufficient capital to meet its objectives.

INITIAL OFFERINGS

The Company has completed several initial offerings since its inception in 2019 and plans to continue to increase the number of initial offerings going forward. The table below outlines all offerings for which a closing has occurred as of December 31, 2019. All Series, for which a closing had occurred as of the date of the financial statements, had commenced operations, were capitalized and had assets and various Series have liabilities.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Series Interest	Series Name	Underlying Asset	Offering Size	Launch Date	Closing Date	Comments
Series #52MANTLE Interests	Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$132,000	10/18/2019	10/25/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #71MAYS Interests	Series #71MAYS	1971 Willie Mays Jersey	$57,000	10/25/2019	10/31/2019

• The offering closed and all obligations under the purchase option agreement and other obligations were repaid with the proceeds of the Offering
• The Memorabilia Seller was issued 10% of Interests as part of total purchase consideration

Series #RLEXPEPSI Interests	Series #RLEXPEPSI	Rolex GMT Master II 126710BLRO	$17,800	11/1/2019	11/6/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #10COBB Interests	Series #10COBB	1910 E98 Ty Cobb Card	$39,000	11/8/2019	11/14/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #POTTER Interests	Series #POTTER	1997 First Edition Harry Potter	$72,000	11/15/2019	11/21/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #TWOCITIES Interests	Series #TWOCITIES	First Edition A Tale of Two Cities	$14,500	11/15/2019	11/21/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #FROST Interests	Series #FROST	First Edition A Boy's Will	$13,500	11/15/2019	11/21/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #BIRKINBLEU Interests	Series #BIRKINBLEU	Bleu Saphir Lizard Hermès Birkin	$58,000	11/22/2019	11/27/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #SMURF Interests	Series #SMURF	Rolex Submariner Date "Smurf" Ref. 116619LB	$34,500	11/22/2019	11/27/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #70RLEX Interests	Series #70RLEX	1970 Rolex Ref. 5100 Beta 21	$20,000	11/27/2019	12/6/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #EINSTEIN Interests	Series #EINSTEIN	First Edition of Philosopher-Scientist	$14,500	12/6/2019	12/13/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #HONUS Interests	Series #HONUS	1909-1911 T206 Honus Wagner Card	$520,000	12/13/2019	12/26/2019

• The offering closed and all obligations under the purchase option agreement and other obligations were repaid with the proceeds of the Offering
• The Memorabilia Seller was issued 53% of Interests as part of total purchase consideration

Series #75ALI Interests	Series #75ALI	1975 Muhammad Ali Boots worn in fight against Chuck Wepner	$46,000	12/20/2019	12/29/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #71ALI Interests	Series #71ALI	1971 “Fight of the Century” Contract	$31,000	12/20/2019	12/30/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Total at 12/31/2019	14 Series		$1,069,800

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

ASSET DISPOSITIONS

From time to time, the Company receives unsolicited take-over offers for the Underlying Assets. Per the terms of the Company’s Operating Agreement, the Company, together with the Company’s advisory board evaluates the offers and determines that if, on a case by case basis, it is in the interest of the Investors to sell the Underlying Asset. In certain instances,  the Company may decide to sell an Underlying Asset, that is on the books of the Company, but not yet transferred to a particular Series, because no offering has yet occurred. In these instances, the anticipated offering related to such Underlying Asset will be cancelled.

For the period from January 3, 2019 to December 31, 2019, no asset dispositions had been executed.

Please see Note I, Subsequent Events for additional details on closings of initial offerings or asset dispositions after December 31, 2019.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

10.Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

All offerings that had closed as of the date of the financial statements were issued under Tier 2 of Regulation A+ and qualified under the Company’s offering circular (as amended). Separate financial statements are presented for each such Series.

11.Use of Estimates:

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near-term due to one or more future confirming events.  Accordingly, the actual results could differ significantly from our estimates.

12.Cash and Cash Equivalents:

The Company considers all short-term investments with an original maturity of three months or less when purchased, or otherwise acquired, to be cash equivalents.

13.Offering Expenses:

Offering expenses related to the offering for a specific Series consist of underwriting, legal, accounting, escrow, compliance, filing and other expenses incurred through the balance sheet date that are directly related to a proposed offering and will generally be charged to members' equity upon the completion of the proposed offering. Offering expenses that are incurred prior to the closing of an offering for such Series, that are funded by the Manager and will generally be reimbursed through the proceeds of the offering related to the Series. However, the Manager has agreed to pay and not be reimbursed for offering expenses incurred with respect to the offerings for all Series that have had a closing as of the date of the financial statements and potentially other future offerings.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the discrete offering expenses related to a particular Series’ offering, the Manager has also incurred legal, accounting, user compliance expenses and other offering related expenses during the period from January 3, 2019 to December 31, 2019 in order to set up the legal and financial framework and compliance infrastructure for the marketing and sale of offerings. The Manager treats these expenses as operating expenses related to the Manager’s business and will not be reimbursed for these through any activities or offerings related to the Company or any of the Series.

14.Operating Expenses:

Operating Expenses related to a particular memorabilia include storage, insurance, transportation (other than the initial transportation from the memorabilia location to the Manager’s storage facility prior to the offering, which is treated as an “Acquisition Expense”, as defined in Note B(6)), maintenance, professional fees such as annual audit and legal expenses and other memorabilia specific expenses as detailed in the Manager’s allocation policy, together the “Operating Expenses”.  We distinguish between pre-closing and post-closing Operating Expenses. Operating Expenses are expensed as incurred.

Except as disclosed with respect to any future offering, expenses of this nature that are incurred prior to the closing of an offering of Series of Interests, are funded by the Manager and are not reimbursed by the Company, the Series or economic members. Expenses in this case are treated as capital contributions from the Manager to the Company and totaled $7,644 for the period from January 3, 2019 to December 31, 2019.

During the period from January 3, 2019 to December 31, 2019, RSE Archive incurred pre-closing Operating expenses and the following Series had closed Offerings and incurred post-closing Operating Expenses per the table below:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Operating Expenses
Applicable Series	Asset	12/31/2019
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$607
Series #71MAYS	1971 Willie Mays Jersey	301
Series #RLEXPEPSI	Rolex GMT Master II	225
Series #10COBB	1910 Ty Cobb Card	233
Series #POTTER	1997 First Edition Harry Potter	196
Series #TWOCITIES	First Edition A Tale of Two Cities	142
Series #FROST	First Edition A Boy's Will	140
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	215
Series #SMURF	Rolex Submariner "Smurf"	329
Series #70RLEX	1970 Rolex Beta 21	105
Series #EINSTEIN	First Edition of Philosopher-Scientist	73
Series #HONUS	1909-11 Honus Wagner Card	965
Series #75ALI	1975 Muhammad Ali Boots	86
Series #71ALI	1971 “Fight of the Century” Contract	55
RSE Archive		4,333
Total Operating Expenses		$8,005

Solely in the case of the Series with closed offerings listed in the table above, the Manager has elected that certain, but not all of the post-closing Operating Expenses for the period from January 3, 2019 to December 31, 2019 will be borne by the Manager and not reimbursed and are accounted for as capital contributions by the Manager for each of the Series.

F-86

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

15.Capital Assets:

Memorabilia assets are recorded at cost. The cost of the memorabilia includes the purchase price, including any deposits for the memorabilia funded by the Manager and “Acquisition Expenses,” which include transportation of the memorabilia to the Manager’s storage facility, pre-purchase inspection, pre-offering refurbishment, and other costs detailed in the Manager’s allocation policy.

The Company treats memorabilia assets as collectible and therefore the Company will not depreciate or amortize the collectible memorabilia assets going forward. The collectible memorabilia are considered long-lived assets and will be subject to an annual test for impairment. These long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.

The collectible memorabilia assets are initially purchased by the Company, either prior to launching an offering or through the exercising of a purchase option simultaneous with the closing of an offering for a particular Series. At closing of an offering for a Series of Interests the collectible memorabilia assets, including capitalized Acquisition Expenses, are then transferred to the Series. Assets are transferred at cost and the Company receives cash from the Series from the proceeds of the offering. The Company uses the proceeds of the transfer to pay off any debt or amounts owed under purchase options and Acquisition Expenses. Acquisition Expenses are typically paid for in advance by the Manager, except in the case of Acquisition Expenses that are anticipated, but might not be incurred until after a closing, such as registration fees or fees related to the transportation of an Underlying Asset from the seller to the Company’s warehouse and are thus only capitalized into the cost of the acquired memorabilia after the Underlying Asset has already been transferred to the Series. The Series uses the remaining cash to repay any accrued interest on loans or marketing expenses related to the preparation of the marketing materials for a particular offering, by distributing the applicable amount to the Company, accounted for as “Distribution to RSE Archive” on the balance sheet. Furthermore, the Series distributes the appropriate amounts for Brokerage Fee, the Custody Fee and, if applicable, the Sourcing Fee using cash from the offering. In case of a closing at a loss, the Manager will make an additional capital contribution to the Series to cover any losses, which is represented as “Distribution to Series” on the balance sheet. Any remaining cash on the balance sheet of the Series after distributions have been made is retained for payment of future operating expenses.

The Company, through non-interest-bearing payments from the Manager or loans from officers of the Manager and third-parties invested in memorabilia assets. For the period from January 3, 2019 to December 31, 2019, the total investment in memorabilia assets was $1,584,178.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Of the $1,584,178 of investments during the period from January 3, 2019 to December 31, 2019, $1,578,478 were related to the purchase price of, or down payments on Underlying Assets, excluding $0 related to the Underlying Assets sold. This brings the total spent on purchase price and down-payments at December 31, 2019 to $1,578,478, since the inception of the Company on January 3, 2019.

Acquisition Expenses related to a particular Series, that are incurred prior to the closing of an offering, are initially funded by the Manager but will be reimbursed with the proceeds from an offering related to such Series, to the extent described in the applicable offering document. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the closing, but incurred after the closing of an offering, for example transportation costs to transport the asset from the seller to the Company’s facility, in which case, additional cash from the proceeds of the offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the closing of the offering. Acquisition Expenses are capitalized into the cost of the memorabilia as per the table below. Should a proposed offering prove to be unsuccessful, the Company will not reimburse the Manager and these expenses will be accounted for as capital contributions, and the Acquisition Expenses will be expensed.

For the period from January 3, 2019 to December 31, 2019, $5,700 of Acquisition Expenses related to the registration, transportation, inspection, repair of collectible memorabilia and other acquisition related expenses were incurred, excluding $0 related to Underlying Assets sold.

The total investment in memorabilia assets as of December 31, 2019 is as follows:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

As of 12/31/2019
Capitalized Costs
	Applicable Series		Asset	Purchase Price / Down payment	Authen-tication	Other	Total
Asset 1	Series #52MANTLE	(1)	1952 Topps #311 Mickey Mantle Card	$125,000	$-	$-	$125,000
Asset 2	Series #71MAYS	(1)	1971 Willie Mays Jersey	52,500	-	-	52,500
Asset 3	Series #RLEXPEPSI	(1)	Rolex GMT Master II	16,800	-	-	16,800
Asset 4	Series #10COBB	(1)	1910 Ty Cobb Card	35,000	-	-	35,000
Asset 5	Series #POTTER	(1)	1997 First Edition Harry Potter	65,000	100	5,000	70,100
Asset 6	Series #TWOCITIES	(1)	First Edition A Tale of Two Cities	12,000	100	-	12,100
Asset 7	Series #FROST	(1)	First Edition A Boy's Will	10,000	100	-	10,100
Asset 8	Series #BIRKINBLU	(1)	Bleu Saphir Lizard Hermès Birkin	55,500	-	-	55,500
Asset 9	Series #SMURF	(1)	Rolex Submariner "Smurf"	29,500	-	-	29,500
Asset 10	Series #70RLEX	(1)	1970 Rolex Beta 21	17,900	-	-	17,900
Asset 11	Series #EINSTEIN	(1)	First Edition of Philosopher-Scientist	11,000	100	-	11,100
Asset 12	Series #HONUS	(1)	1909-11 Honus Wagner Card	500,028	-	-	500,028
Asset 13	Series #75ALI	(1)	1975 Muhammad Ali Boots	44,000	-	-	44,000
Asset 14	Series #71ALI	(1)	1971 “Fight of the Century” Contract	27,500	-	-	27,500
Asset 15	Series #APROAK	(2)	AP Royal Oak A-Series	72,500	-	-	72,500
Asset 16	Series #88JORDAN	(2)	1988 Air Jordan III Sneakers	20,000	-	-	20,000
Asset 17	Series #SNOOPY	(2)	2015 Omega Speedmaster Moonwatch	24,000	-	-	24,000
Asset 18	Series #98JORDAN	(2)	1998 Michael Jordan Jersey	120,000	-	-	120,000
Asset 19	Series #18ZION	(2)	2018 Zion Williamson Sneakers	13,500	-	-	13,500
Asset 20	Series #YOKO	(2)	First Edition Grapefruit	12,500	100	-	12,600
Asset 21	Series #APOLLO11	(2)	Apollo 11 New York Times	30,000	-	-	30,000
Asset 22	Series #APEOD	(2)	AP Royal Oak "End of Days"	28,000	-	-	28,000
Asset 23	Series #ROOSEVELT	(2)	First Edition African Game Trails	17,000	200	-	17,200
Asset 24	Series #AGHOWL	(2)	First Edition Howl and Other Poems	15,500	-	-	15,500
Asset 25	Series #56MANTLE	(2)	1956 Mickey Mantle Card	9,000	-	-	9,000
Asset 26	Series #24RUTHBAT	(2)	1924 Babe Ruth Bat	50,000	-	-	50,000
Asset 27	Series #33RUTH	(2)	1933 Babe Ruth Card	74,000	-	-	74,000
Asset 28	Series #BIRKINBOR	(2)	2015 Hermès Bordeaux Birkin	12,500	-	-	12,500
Asset 29	Series #HIMALAYA	(2)	2014 Hermès Himalaya Birkin	32,500	-	-	32,500
Asset 30	Series #SPIDER1	(2)	1963 Amazing Spider-Man #1	5,000	-	-	5,000
Asset 31	Series #BATMAN3	(2)	1940 Batman #3	18,750	-	-	18,750
Asset 32	Series #ULYSSES	(2)	1935 First Edition Ulysses	22,000	-	-	22,000
Total				$1,578,478	$700	$5,000	$1,584,178

Acquisition Expense 2019				$1,578,478	$700	$5,000	$1,584,178

Note: Excludes $0 of capitalized acquisitions costs related to Underlying Assets sold.

(3)Offering for Series Interests closed at December 31, 2019 and Underlying Asset owned by applicable Series.

(4)At December 31, 2019 owned by RSE Archive, LLC and not by any Series. To be owned by the applicable Series as of the closing of the applicable offering.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

16.Members’ Equity:

Members’ equity for the Company and any Series consists of capital contributions from the Manager, or its affiliates, Membership Contributions and the Net Income / (Loss) for the period.

Capital contributions from the Manager are made to cover Operating Expenses (as described in Note B(5) above), such as storage, insurance, transportation and ongoing accounting and legal expenses incurred by the Company or any of the Series, for which the Manager has elected not to be reimbursed.

Members’ equity in Membership Contributions issued in a successful closing of an offering for a particular Series are calculated by taking the amount of membership Interests sold in an offering, net of Brokerage Fee, Custody Fee and Sourcing Fee as shown in the table below. In the case of a particular offering, the Brokerage Fee, the Custody Fee and Sourcing Fee (which may be waived by the Manager) related to the offering are paid from the proceeds of any successfully closed offering. These expenses will not be incurred by the Company or the applicable Series or the Manager, if an offering does not close. At December 31, 2019, the following offerings for Series Interests had closed:

Membership Contribution and Uses at Closing
Applicable Series	Asset	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	10/25/2019	$132,000	$1,320	$3,090	$990	$126,600
Series #71MAYS	1971 Willie Mays Jersey	10/31/2019	57,000	570	1,830	500	54,100
Series #RLEXPEPSI	Rolex GMT Master II	11/6/2019	17,800	178	22	500	17,100
Series #10COBB	1910 Ty Cobb Card	11/14/2019	39,000	390	1,510	500	36,600
Series #POTTER	1997 First Edition Harry Potter	11/21/2019	72,000	720	-	540	70,740
Series #TWOCITIES	First Edition A Tale of Two Cities	11/21/2019	14,500	145	55	500	13,800
Series #FROST	First Edition A Boy's Will	11/21/2019	13,500	135	865	500	12,000
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	11/27/2019	58,000	580	170	500	56,750
Series #SMURF	Rolex Submariner "Smurf"	11/27/2019	34,500	345	2,905	500	30,750
Series #70RLEX	1970 Rolex Beta 21	12/9/2019	20,000	200	50	500	19,250
Series #EINSTEIN	First Edition of Philosopher-Scientist	12/12/2019	14,500	145	855	500	13,000
Series #HONUS	1909-11 Honus Wagner Card	12/26/2019	520,000	5,200	5,572	3,900	505,328
Series #75ALI	1975 Muhammad Ali Boots	12/30/2019	46,000	460	-	500	45,040
Series #71ALI	1971 “Fight of the Century” Contract	12/30/2019	31,000	310	1,090	500	29,100
Total			$1,069,800	$10,698	$18,014	$10,930	$1,030,158

Note: represents Membership Contributions net of Brokerage Fee, Sourcing Fee and Custody Fee at closing of offering for respective Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

17.Income taxes:

Each existing Series has elected and qualified, and the Company intends that each future Series will elect and qualify, to be taxed as a corporation under the Internal Revenue Code of 1986.  Each separate Series intends to be accounted for as described in ASC Topic 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. There were no uncertain tax positions as of December 31, 2019.

RSE Archive, LLC, as the master series of the Company and RSE Archive Manager, LLC, the Manager of the Company, intend to be taxed as a “partnership” or a “disregarded entity” for federal income tax purposes and will not make any election or take any action that could cause it to be separately treated as an association taxable as a corporation under Subchapter C of the Code.

18.Earnings (loss) / income per membership interest:

Upon completion of an offering, each Series intends to comply with accounting and disclosure requirement of ASC Topic 260, "Earnings per Share." For each Series, earnings (loss) / income per membership interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding membership Interests in that particular Series during the period.

As of the period from January 3, 2019 to December 31, 2019, the following Series had closed offerings and the (losses) / income per membership Interest as per the table below:

Earnings (Loss) Per Membership Interest (EPMI)
			12/31/2019
Applicable Series	Asset	Membership Interests	Net (Loss) / Income	EPMI
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	1,000	$(607)	$(0.61)
Series #71MAYS	1971 Willie Mays Jersey	2,000	(301)	(0.15)
Series #RLEXPEPSI	Rolex GMT Master II	2,000	(225)	(0.11)
Series #10COBB	1910 Ty Cobb Card	1,000	(233)	(0.23)
Series #POTTER	1997 First Edition Harry Potter	3,000	(196)	(0.07)
Series #TWOCITIES	First Edition A Tale of Two Cities	200	(142)	(0.71)
Series #FROST	First Edition A Boy's Will	200	(140)	(0.70)
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	1,000	(215)	(0.21)
Series #SMURF	Rolex Submariner "Smurf"	2,000	(329)	(0.16)
Series #70RLEX	1970 Rolex Beta 21	1,000	(105)	(0.10)
Series #EINSTEIN	First Edition of Philosopher-Scientist	2,000	(73)	(0.04)
Series #HONUS	1909-11 Honus Wagner Card	10,000	(965)	(0.10)
Series #75ALI	1975 Muhammad Ali Boots	2,000	(86)	(0.04)
Series #71ALI	1971 “Fight of the Century” Contract	2,000	(55)	(0.03)

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the offerings of membership Interests in each Series. By purchasing an Interest in a Series of Interests, the investor is admitted as a member of the Series and will be bound by the Company's Operating Agreement. Under the Operating Agreement, each investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and advisory board members.

Officer and Affiliate Loans

From time to time, individual officers and affiliates of the Manager may make loans to the Company to facilitate the purchase of memorabilia assets prior to the closing of a Series’ offering.  It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the offering associated with a Series. Once the Series repays the Company and other parties, such as the Manager, the broker of record and the custody broker and their respective affiliates, from the proceeds of a closed offering, the memorabilia would then transferred to the related Series and it is anticipated that no Series will bear the economic effects of any loan made to purchase another memorabilia assets.

As of December 31, 2019, no loans were outstanding to either officers or affiliates of the Manager.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE D –DEBT

On April 30, 2019, the Asset Manager and the Company, including an affiliate of the Asset Manager, entered into a $1.5 million revolving line of credit with Silicon Valley Bank. The LoC allowed the Asset Manager to draw up to 80% of the value of an Underlying Assets for any asset held on the books of the Company for less than 180 days. Interest rate on any amounts outstanding under the LoC accrued at a floating per annum rate equal to the greater of (i) 0.50% above the Prime Rate (defined as the rate published in the money rates section of The Wall Street Journal) or (ii) 6.0%. Interest expense is paid monthly by the Asset Manager. The Company was also held jointly and severably liable for any amounts outstanding under this LoC. On December 20, 2019, the Asset Manager and the Company cancelled the LoC and the Asset Manager repaid $220,000 outstanding under the LoC plus accrued interest of $1,100.

Simultaneous with the cancellation of the LoC, the Asset Manager and the Company, including an affiliate of the Asset Manager, entered into a $2.25 million demand note (the “DM”) with Upper90. The DM allows the Asset Manager to draw up to 100% of the value of the Underlying Assets for any asset held on the books of the Company. Interest rate on any amounts outstanding under the DM accrues at a fixed per annum rate of 15%. The Company is also held jointly and severably liable for any amounts outstanding under this DM. It is anticipated that the Asset Manager will replace the DM with a more permanent piece of debt from Upper90 at essentially the same terms sometime in the second quarter of 2020.

As of December 31, 2019, $1,560,000 debt plus $7,800 of accrued interest was outstanding under the DM. Of the $1,560,000 outstanding, $565,000 were related to memorabilia assets and the remainder to assets of the affiliate of the Asset Manager, per the table below:

Borrowing Base
Asset Type	Series	Underlying Asset	$ Borrowed	Date Drawn
Automobile	#81AV1	1982 Aston Martin V8 Vantage	$285,000	12/20/2019
Automobile	#72FG2	1972 Ferrari 365 GT C/4	275,000	12/20/2019
Automobile	#95FF1	1995 Ferrari 355 Spider	105,000	12/20/2019
Automobile	#03SS1	2003 Series Saleen S7	330,000	12/20/2019
Memorabilia	#98JORDAN	1998 Michael Jordan Jersey	120,000	12/20/2019
Memorabilia	#33RUTH	1933 Babe Ruth Card	74,000	12/20/2019
Memorabilia	#56MANTLE	1956 Mickey Mantle Card	9,000	12/20/2019
Memorabilia	#88JORDAN	1988 Air Jordan III Sneakers	20,000	12/20/2019
Memorabilia	#AGHOWL	First Edition Howl and Other Poems	15,500	12/20/2019
Memorabilia	#ROOSEVELT	First Edition African Game Trails	17,000	12/20/2019
Memorabilia	#ULYSSES	1935 First Edition Ulysses	22,000	12/20/2019
Memorabilia	#YOKO	First Edition Grapefruit	12,500	12/20/2019
Memorabilia	#BIRKINBOR	2015 Hermès Bordeaux Birkin	50,000	12/20/2019
Memorabilia	#HIMALAYA	2014 Hermès Himalaya Birkin	130,000	12/20/2019
Memorabilia	#SPIDER1	1963 Amazing Spider-Man #1	20,000	12/20/2019
Memorabilia	#BATMAN3	1940 Batman #3	75,000	12/20/2019
Total			$1,560,000

Note: Series #81AV1, Series #72FG2, Series #95FF1 and Series #03SS1 are Series of an affiliate of the Asset Manager.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Overview of Revenues

As of December 31, 2019, we have not yet generated any revenues directly attributable to the Company or any Series to date.  In addition, we do not anticipate the Company or any Series to generate any revenue in excess of costs associated with such revenues until 2021. In early 2019, the Manager of the Company launched its first showroom in New York City and in mid-2019 launched an online shopping experience for merchandise In future, the Manager of the Company plans to roll out additional opportunities for revenue generation including additional showrooms.

Overview of Costs and Expenses

The Company distinguishes costs and expenses between those related to the purchase of a particular memorabilia asset and Operating Expenses related to the management of such memorabilia assets.

Fees and expenses related to the purchase of an underlying memorabilia asset include Offering Expenses, Acquisition Expenses Brokerage Fee, Custody Fee and Sourcing Fee.

Within Operating Expenses, the Company distinguishes between Operating Expenses incurred prior to the closing of an offering and those incurred after the closing of an offering. Although these pre- and post- closing Operating Expenses are similar in nature and consist of expenses such as storage, insurance, transportation, marketing and maintenance and professional fees such as ongoing bookkeeping, legal and accounting expenses associated with a Series, pre-closing Operating Expenses are borne by the Manager and are not expected to be reimbursed by the Company or the economic members. Post-closing Operating Expenses are the responsibility of each Series of Interest and may be financed through (i) revenues generated by the Series or cash reserves at the Series or (ii) contributions made by the Manager, for which the Manager does not seek reimbursement or (iii) loans by the Manager, for which the Manager may charge a rate of interest or (iv) issuance of additional Interest in a Series (at the discretion of the Manager).

Allocation Methodology

Allocation of revenues and expenses and costs will be made amongst the various Series in accordance with the Manager's allocation policy. The Manager's allocation policy requires items that are related to a specific Series to be charged to that specific Series. Items not related to a specific Series will be allocated pro rata based upon the value of the underlying memorabilia assets or the number of memorabilia, as stated in the Manager’s allocation policy and as determined by the Manager. The Manager may amend its allocation policy in its sole discretion from time to time.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY (CONTINUED)

Allocation Methodology or Description by Category

•Revenue: Revenues from the anticipated commercialization of the collection of memorabilia will be allocated amongst the Series whose underlying memorabilia are part of the commercialization events, based on the value of the underlying memorabilia assets. No revenues attributable directly to the Company or any Series have been generated during the period from January 3, 2019 to December 31, 2019.

•Offering Expenses: Offering Expenses, other than those related to the overall business of the Manager (as described in Note B(4)) are funded by the Manager and generally reimbursed through the Series proceeds upon the closing of an offering. Offering Expenses are charged to a specific Series.

•Acquisition Expenses: Acquisition Expenses (as described in Note B(6)), are typically funded by the Manager, and reimbursed from the Series proceeds upon the closing of an offering. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the closing, but incurred after the closing of an offering, for example registration fees, in which case, additional cash from the proceeds of the offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the closing of the offering. Acquisition Expenses incurred are capitalized into the cost of the Underlying Asset on the balance sheet of the Company and subsequently transferred to the Series upon closing of the offering for the Series Interests.

•Sourcing Fee / Losses: The Sourcing Fee is paid to the Manager from the Series proceeds upon the close of an offering (see note B(7)) and is charged to the specific Series. Losses incurred related to closed offerings, due to shortfalls between proceeds from closed offerings and costs incurred in relation to these offerings are charged to the specific Series but are reimbursed by the Manager and accounted for as capital contributions to the Series (as described in Note B(6)).

•Brokerage Fee: The Brokerage Fee is paid to the broker of record from the Series proceeds upon the closing of an offering (see note B(7)) and is charged to the specific Series.

•Custody Fee: The Custody Fee is paid to the custody broker from the Series proceeds upon the closing of an offering (see note B(7)) and is charged to the specific Series.

•Operating Expenses: Operating Expenses (as described in Note B(5)), including storage, insurance, maintenance costs and other Series related Operating Expenses, are expensed as incurred:

oPre-closing Operating Expenses are borne by the Manager and accounted for as capital contributions from the Manager to the Company and are not reimbursed.

oPost-closing Operating Expenses are the responsibility of each individual Series.

oIf not directly charged to the Company or a Series, Operating Expenses are allocated as follows:

▪Insurance: based on the premium rate allocated by value of the Underlying Assets

▪Storage: based on the number of Underlying Assets

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE F - FREE CASH FLOW DISTRIBUTIONS AND MANAGEMENT FEES

Any available Free Cash Flow of a Series of Interests shall be applied in the following order of priority, at the discretion of the Manager:

v)Repayment of any amounts outstanding under Operating Expenses Reimbursement Obligations.

vi)Thereafter, reserves may be created to meet future Operating Expenses for a particular Series.

vii)Thereafter, at least 50% of Free Cash Flow (net of corporate income taxes applicable to such Series of Interests) may be distributed as dividends to interest holders of a particular Series.

viii)The Manager may receive up to 50% of Free Cash Flow in the form of a management fee, which is accounted for as an expense to the statement of operations of a particular Series.

“Free Cash Flow” is defined as net income (as determined under GAAP) generated by any Series of Interests plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the relevant Series.

As of December 31, 2019, no distributions of Free Cash Flow or management fees were paid by the Company or in respect of any Series.

F-96

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX

As of December 31, 2019, each individual Series has elected to be treated as a corporation for tax purposes.

No provision for income taxes for the period from January 3, 2019 to December 31, 2019 has been recorded for any individual Series as all individual Series incurred net losses.  Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized.  The Company’s net deferred tax assets at December 31, 2019 are fully offset by a valuation allowance, and therefore, no tax benefit applicable to the loss for each individual Series for the years ended December 31, 2019 has been recognized. Losses incurred after January 1, 2019 do not expire for federal income tax purposes.

Reconciliation of the benefit for income taxes from continuing operations recorded in the consolidated statements of operations with the amounts computed at the statutory federal tax rates is shown below. RSE Archive has elected to be treated as a partnership; thus, for the period from January 3, 2019 to December 31, 2019 the only tax affected components of deferred tax assets and deferred tax liabilities related to closed Series.

Period from January 3, 2019 to December 31, 2019:

Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
Series #52MANTLE	$ (127)	$ 127	$ -
Series #71MAYS	(63)	63	-
Series #RLEXPEPSI	(47)	47	-
Series #10COBB	(49)	49	-
Series #POTTER	(41)	41	-
Series #TWOCITIES	(30)	30	-
Series #FROST	(29)	29	-
Series #BIRKINBLU	(45)	45	-
Series #SMURF	(69)	69	-
Series #70RLEX	(22)	22	-
Series #EINSTEIN	(15)	15	-
Series #HONUS	(203)	203	-
Series #75ALI	(18)	18	-
Series #71ALI	(12)	12	-
Total	$ (770)	$ 770	$ -

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)

Tax affected components of deferred tax assets and deferred tax liabilities at December 31, 2019, consisting of net operating losses, were as follows:

Federal Loss Carry-forward
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset
Series #52MANTLE	$ (127)	$ 127	$ -
Series #71MAYS	(63)	63	-
Series #RLEXPEPSI	(47)	47	-
Series #10COBB	(49)	49	-
Series #POTTER	(41)	41	-
Series #TWOCITIES	(30)	30	-
Series #FROST	(29)	29	-
Series #BIRKINBLU	(45)	45	-
Series #SMURF	(69)	69	-
Series #70RLEX	(22)	22	-
Series #EINSTEIN	(15)	15	-
Series #HONUS	(203)	203	-
Series #75ALI	(18)	18	-
Series #71ALI	(12)	12	-
Total	$ (770)	$ 770	$ -

Based on consideration of the available evidence including historical losses a valuation allowance has been recognized to offset deferred tax assets, as management was unable to conclude that realization of deferred tax assets were more likely than not.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE H - CONTINGENCIES

COVID-19

The extent of the impact and effects of the recent outbreak of the coronavirus (COVID‐19) on the operation and financial performance of our business are unknown. However, the Company does not expect that the outbreak will have a material adverse effect on our business or financial results at this time.

Restriction on Sale of Series #HONUS

•Without the Company’s prior written consent (which may be withheld in the Company’s sole discretion), the Asset Seller will not, directly or indirectly, offer, pledge, sell, transfer, hypothecate, mortgage, grant or encumber, sell or grant any option, purchase any option, enter into any arrangement or contract to do any of the foregoing, or otherwise transfer, dispose or encumber the Asset Seller’s Equity Interest.

•Without the Asset Seller’s prior written consent, the Company will not sell the Underlying Asset within 36-months of the Closing.

•The Company will not sell the Underlying Asset for a purchase price of less than $1,900,000.00 without the Asset Seller’s prior written consent.

•For a 10 year period following the Closing, the Company (or our designee(s)) will have the right, exercisable at any time upon written notice to the Asset Seller, to repurchase from the Asset Seller the Asset Seller Equity Interest for a purchase price valuing the Series at no less than $1,900,000.00.  In the event the Company exercises this right, the Asset Seller will execute and deliver or cause to be executed and delivered to us such agreements or instruments as we may reasonably request, in order to facilitate such repurchase.

•If the Underlying Asset is sold within 5 years of the Closing, the Company will use commercially reasonable efforts to include as a condition in the sale agreement relating to such sale that purchaser of the Underlying Asset must lend the Underlying Asset to the Asset Seller for 60 days per calendar year for a 24-month period post-sale.  The Company will have no further obligation to the Asset Seller once the Company sells the Underlying Asset.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS

Subsequent Offerings

The table below shows all offerings, which have closed after the date of the financial statements through March 31, 2020.

Series Interest	Series Name	Underlying Asset	Offering Size	Opening Date	Closing Date	Status	Comments
Series #88JORDAN Interest	Series Michael Jordan 1988 Sneakers	1988 Michael Jordan Nike Air Jordan III Sneakers	$ 22,000	1/19/2020	1/27/2019	Closed

• Purchase Agreement to acquire the Underlying Asset for $20,000 entered on 10/16/2019 with expiration on 12/16/2019
• $22,000 Offering closed on 1/27/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #56MANTLE Interest	Series 1956 Topps Mickey Mantle Card	1956 Topps #135 Mickey Mantle Card	$ 10,000	1/3/2020	3/11/2020	Closed

• Acquired Underlying Asset for $9,000 on 11/26/2019 financed through a non-interest-bearing payment from the Manager

• $10,000 Offering closed on 3/11/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #BIRKINBOR Interest	Series Hermès Bordeaux Porosus Birkin Bag	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	$ 52,500	2/14/2020	2/20/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $50,000 entered on 11/20/2019
• Down-payment of $12,500 on 12/26/2019 and final payment of $37,500 on 1/7/2020 were made and financed through non-interest-bearing payments from the Manager
• $52,500 Offering closed on 02/20/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #33RUTH Interest	Series 1933 Goudey Babe Ruth Card	1933 Goudey #144 Babe Ruth Card	$ 77,000	2/21/2020	2/26/2020	Closed	• Acquired Underlying Asset for $74,000 on 11/26/2019 financed through a non-interest-bearing payment from the Manager
Series #SPIDER1 Interest	Series 1963 Amazing Spider-Man #1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	$22,000	2/28/2020	3/4/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $20,000 entered on 11/27/2019
• Down-payment of $5,000 on 11/27/2019 and final payment of $15,000 on 1/3/2020 were made and financed through non-interest-bearing payments from the Manager
• $22,000 Offering closed on 3/4/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #BATMAN3 Interest	Series 1940 Batman #3	1940 D.C. Comics Batman #3 CGC NM 9.4	$78,000	2/28/2020	3/4/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $75,000 entered on 11/27/2019
• Down-payment of $18,750 on 11/27/2019 and final payment of $56,250 on 1/3/2020 were made and financed through non-interest-bearing payments from the Manager
• $78,000 Offering closed on 3/4/2020 and payments made by the Manager and other Obligations were paid through the proceeds

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS (CONTINUED)

Series Interest	Series Name	Underlying Asset	Offering Size	Opening Date	Closing Date	Status	Comments
Series #AGHOWL Interest	Series Howl and Other Poems	First Edition Howl and Other Poems	$19,000	3/6/2020	3/11/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $15,500 entered on 7/30/2019
• Down-payment of $2,300 on 8/9/2019 and final payment of $13,200 on 10/11/2019 were made and financed through non-interest-bearing payments from the Manager
• $19,000 Offering closed on 3/11/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #ROOSEVELT Interest	Series African Game Trails	First Edition African Game Trails	$19,500	3/6/2020	3/10/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $17,000 entered on 7/30/2019
• Down-payment of $2,550 on 8/9/2019 and final payment of $14,450 on 10/11/2019 were made and financed through non-interest-bearing payments from the Manager
• $19,500 Offering closed on 3/10/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #ULYSSES Interest	Series Ulysses	1935 First Edition Ulysses	$25,500	3/6/2020	3/10/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $22,000 entered on 7/30/2019
• Down-payment of $3,400 on 8/9/2019 and final payment of $18,600 on 10/11/2019 were made and financed through non-interest-bearing payments from the Manager
• $25,500 Offering closed on 3/10/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #98JORDAN Interest	Series Michael Jordan Jersey	1998 Michael Jordan Jersey	$128,000	3/13/2020	3/22/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $120,000 entered on 4/26/2019
• Down-payment of $60,000 on 5/2/2019 and final payment of $60,000 on 07/1/2019 were made and financed through non-interest-bearing payments from the Manager

• $128,000 Offering closed on 3/22/2020 and payments made by the Manager and other Obligations were paid through the proceeds

The Company expects to launch and close additional offerings throughout the remainder of the year and beyond.

Asset Disposition

On February 1, 2020, the Company received an unsolicited take-over offer for Series “Fight of The Century” Contract, the Underlying Asset for Series #71ALI, in the amount of $40,000. Per the terms of the Company’s Operating Agreement, the Company, together with the Company’s advisory board has evaluated the offer and has determined that it is in the interest of the Investors to sell the Series “Fight of The Century” Contract. The purchase and sale agreement was executed on February 7, 2020.

F-101

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE J - RESTATEMENT

During the period from January 3, 2019 to December 31, 2019, the Company incorrectly included the non-cash membership interests issued  as part of the total consideration issued by the Company to the  sellers of Series #HONUS and Series #71MAYS, in the statements of cash flows, for each of these two individual Series and in the consolidated statement of the Company.  As a result, the Cash Flows from Investing Activities and Cash Flows from Financing Activities for these two Series and the consolidated amounts have been restated to appropriately reflect the amount of cash consideration that was (i) paid for the specific assets and recorded as Investment in Memorabilia in Cash Flows from Investing Activities, and (ii) received by the Series through the offering of membership interests and recorded as Proceeds from Sale of Membership Interest in Cash Flows from Financing Activities.  The error had no effect on the consolidated balance sheets, consolidated statements of operations, and consolidated statements of members’ equity (deficit).

The specific adjustments related to each Series and the total consolidated amounts of the Company in the Statement of Cash Flows follows:

	Series #HONUS
	As Originally Filed	Adjustment	As Restated

Cash flows from investing activities:
Investment in memorabilia	($500,028)	$275,028	($225,000)
Net cash used in investing activities	($500,028)	$275,028	($225,000)

Cash flows from financing activities:
Proceeds from sale of membership interests	$505,328	($275,028)	$230,300
Net cash provided by financing activities	$505,328	($275,028)	$230,300

	Series #71MAYS
	As Originally Filed	Adjustment	As Restated

Cash flows from investing activities:
Investment in memorabilia	($52,500)	$5,250	($47,250)
Net cash used in investing activities	($52,500)	$5,250	($47,250)

Cash flows from financing activities:
Proceeds from sale of membership interests	$54,100	($5,250)	$48,850
Net cash provided by financing activities	$54,100	($5,250)	$48,850

	Consolidated
	As Originally Filed	Adjustment	As Restated

Cash flows from investing activities:
Investment in memorabilia	($1,301,928)	$280,278	($1,021,650)
Net cash used in investing activities	($1,584,178)	$280,278	($1,303,900)

Cash flows from financing activities:
Proceeds from sale of membership interests	$1,030,158	($280,278)	$749,880
Net cash provided by financing activities	$1,608,178	($280,278)	$1,327,900

EXHIBIT INDEX

Exhibit 2.1 – Certificate of Formation for RSE Archive, LLC (1)

Exhibit 2.2 – Amended and Restated Operating Agreement for RSE Archive, LLC (3)

Exhibit 2.3 – Certificate of Formation for RSE Archive Manager, LLC (1)

Exhibit 2.4 – Operating Agreement for RSE Archive Manager, LLC (2)

Exhibit 3.1 – Form of Series Designation (1)

Exhibit 4.1 – Amended and Restated Form of Subscription Agreement (4)

Exhibit 6.1 – Amended and Restated Form of Asset Management Agreement (9)

Exhibit 6.2 – Broker of Record Agreement (1)

Exhibit 6.3 – Purchase Option Agreement in respect of Series #10COBB Asset (1)

Exhibit 6.4 – Purchase Option Agreement in respect of Series #52MANTLE Asset (1)

Exhibit 6.5 – Purchase Option Agreement in respect of Series #71ALI Asset (1)

Exhibit 6.6 – Purchase Option Agreement in respect of Series #71MAYS Asset (1)

Exhibit 6.7 – Purchase Option Agreement in respect of Series #98JORDAN Asset (1)

Exhibit 6.8 – Purchase Option Agreement in respect of Series #AGHOWL Asset (1)

Exhibit 6.9 – Purchase Option Agreement in respect of Series #EINSTEIN Asset (1)

Exhibit 6.10 – Purchase Option Agreement in respect of Series #FROST Asset (1)

Exhibit 6.11 – Purchase Option Agreement in respect of Series #POTTER Asset (1)

Exhibit 6.12 – Purchase Option Agreement in respect of Series #ROOSEVELT Asset (1)

Exhibit 6.13 – Purchase Option Agreement in respect of Series #TWOCITIES Asset (1)

Exhibit 6.14 – Purchase Option Agreement in respect of Series #ULYSSES Asset (1)

Exhibit 6.15 – Purchase Option Agreement in respect of Series #YOKO Asset (1)

Exhibit 6.16 – Purchase Agreement in respect of Series #70RLEX Asset (3)

Exhibit 6.17 – Purchase Agreement in respect of Series #RLEXPEPSI Asset (3)

Exhibit 6.18 – Purchase Agreement in respect of Series #SMURF Asset (5)

Exhibit 6.19 – Purchase Agreement in respect of Series #APEOD Asset (5)

Exhibit 6.20 – Purchase Agreement in respect of Series #APROAK Asset (5)

Exhibit 6.21 – Purchase Option Agreement in respect of Series #15PTKWT Asset (5)

Exhibit 6.22 – Purchase Agreement in respect of Series #18ZION Asset (5)

Exhibit 6.23 – Purchase Agreement in respect of Series #75ALI Asset (5)

Exhibit 6.24 – Purchase Agreement in respect of Series #88JORDAN Asset (5)

Exhibit 6.25 – Purchase Agreement in respect of Series #APOLLO11 Asset (5)

Exhibit 6.26 – Purchase Agreement in respect of Series #BIRKINBLEU Asset (5)

Exhibit 6.27 – Purchase Agreement in respect of Series #SNOOPY Asset (6)

Exhibit 6.28 – Purchase Option Agreement in respect of Series #HONUS Asset (6)

Exhibit 6.29 – Purchase Agreement in respect of Series #24RUTHBAT Asset (7)

Exhibit 6.30 – Purchase Agreement in respect of Series #33RUTH Asset (7)

Exhibit 6.31 – Purchase Agreement in respect of Series #56MANTLE Asset (7)

Exhibit 6.32 – Purchase Option Agreement in respect of Series #BIRKINBOR Asset (7)

Exhibit 6.33 – Purchase Option Agreement in respect of Series #HIMALAYA Asset (7)

Exhibit 6.34 – Purchase Option Agreement in respect of Series #SPIDER1 Asset (7)

Exhibit 6.35 – Purchase Option Agreement in respect of Series #BATMAN3 Asset (7)

Exhibit 6.36 – Purchase Agreement in respect of Series #BOND1 Asset (8)

Exhibit 6.37 – Purchase Agreement in respect of Series #CATCHER Asset (8)

Exhibit 6.38 – Purchase Agreement in respect of Series #LOTR Asset (8)

Exhibit 6.40 – Purchase Agreement in respect of Series #AMZFNT1 Asset (8)

Exhibit 6.41 – Purchase Agreement in respect of Series #HULK1 Asset (8)

Exhibit 6.42 – Purchase Agreement in respect of Series #BATMAN1 Asset (8)

Exhibit 6.43 – Purchase Agreement in respect of Series #55CLEMENTE Asset (8)

Exhibit 6.44 – Purchase Agreement in respect of Series #38DIMAGGIO Asset (8)

Exhibit 6.45 – Purchase Agreement in respect of Series #RUTHBALL1 Asset (8)

Exhibit 6.46 – Purchase Agreement in respect of Series #86JORDAN Asset (9)

Exhibit 6.47 – Purchase Agreement in respect of Series #GMTBLACK1 Asset (9)

III-1

Exhibit 6.48 – Purchase Agreement in respect of Series #SHKSPR4 Asset (9)

Exhibit 6.49 – Purchase Agreement in respect of Series #50JACKIE Asset (9)

Exhibit 6.50 – Purchase Agreement in respect of Series #POKEMON1 Asset (9)

Exhibit 6.51 – Purchase Option Agreement in respect of Series #FANFOUR1 Asset (9)

Exhibit 6.52 – Purchase Agreement in respect of Series #CHURCHILL Asset (9)

Exhibit 6.53 – Purchase Agreement in respect of Series #ANMLFARM Asset (9)

Exhibit 6.54 – Purchase Option Agreement in respect of Series #CAPTAIN3 Asset (9)

Exhibit 6.55 – Purchase Option Agreement in respect of Series #SUPER21 Asset (9)

Exhibit 6.56 – Purchase Option Agreement in respect of Series #SOBLACK Asset (9)

Exhibit 6.57 – Purchase Option Agreement in respect of Series #FAUBOURG Asset (9)

Exhibit 6.58 – Purchase Option Agreement in respect of Series #BIRKINTAN Asset (9)

Exhibit 6.59 – (15)

Exhibit 6.60 - Purchase Agreement in respect of Series #56TEDWILL Asset (10)

Exhibit 6.61 - Purchase Agreement in respect of Series #03LEBRON Asset (10)

Exhibit 6.62 - Purchase Agreement in respect of Series #03JORDAN Asset (10)

Exhibit 6.63 - Purchase Agreement in respect of Series #68MAYS Asset (10)

Exhibit 6.64 - Purchase Agreement in respect of Series #51MANTLE Asset (10)

Exhibit 6.65 - Purchase Option Agreement in respect of Series #85MARIO Asset (10)

Exhibit 6.66 - Purchase Agreement in respect of Series #TKAM Asset (10)

Exhibit 6.67 - Purchase Option Agreement in respect of Series #TMNT1 Asset (10)

Exhibit 6.68 - Purchase Agreement in respect of Series #LINCOLN Asset (10)

Exhibit 6.69 - Purchase Agreement in respect of Series #61JFK Asset (10)

Exhibit 6.70 - Purchase Option Agreement in respect of Series #GATSBY Asset (10)

Exhibit 6.71 - Purchase Option Agreement in respect of Series #NEWTON Asset (10)

Exhibit 6.72 - Purchase Agreement in respect of Series #BATMAN6 Asset (10)

Exhibit 6.73 - Purchase Agreement in respect of Series #STARWARS1 Asset (10)

Exhibit 6.74 - Purchase Agreement in respect of Series #DAREDEV1 Asset (10)

Exhibit 6.75 - Purchase Option Agreement in respect of Series #ALICE Asset (11)

Exhibit 6.76 - Purchase Agreement in respect of Series #14DRC Asset (11)

Exhibit 6.77 - Purchase Agreement in respect of Series #05LATOUR Asset (11)

Exhibit 6.78 - Purchase Agreement in respect of Series #16PETRUS Asset (11)

Exhibit 6.79 - Purchase Agreement in respect of Series #16SCREAG Asset (11)

Exhibit 6.80 - Purchase Option Agreement in respect of Series #HALONFR Asset (11)

Exhibit 6.81 - Purchase Agreement in respect of Series #03KOBE Asset (11)

Exhibit 6.82 - Purchase Agreement in respect of Series #86RICE Asset (11)

Exhibit 6.83 - Purchase Agreement in respect of Series #AVENGERS1 Asset (11)

Exhibit 6.84 - Purchase Agreement in respect of Series #SUPER14 Asset (11)

Exhibit 6.85 - Purchase Agreement in respect of Series #94JETER Asset (11)

Exhibit 6.86 - Purchase Agreement in respect of Series #62MANTLE Asset (11)

Exhibit 6.87 - Purchase Agreement in respect of Series #DUNE Asset (11)

Exhibit 6.88 - Purchase Agreement in respect of Series #TOS39 Asset (11)

Exhibit 6.89 - Purchase Option Agreement in respect of Series #2020TOPPS Asset (11)

Exhibit 6.90 - Purchase Agreement in respect of Series #93DAYTONA Asset (11)

Exhibit 6.91 - Purchase Agreement in respect of Series #TORNEK Asset (11)

Exhibit 6.92 - Purchase Agreement in respect of Series #57STARR Asset (11)

Exhibit 6.93 - Purchase Agreement in respect of Series #57MANTLE Asset (11)

Exhibit 6.94 - Purchase Agreement in respect of Series #39TEDWILL Asset (11)

Exhibit 6.95 - Purchase Agreement in respect of Series #37HEISMAN Asset (12)

Exhibit 6.96 - Purchase Agreement in respect of Series #JUSTICE1 Asset (12)

Exhibit 6.97 - Purchase Agreement in respect of Series #AF15 Asset (12)

Exhibit 6.98 - Purchase Agreement in respect of Series #59JFK Asset (12)

Exhibit 6.99 - Purchase Agreement in respect of Series #CLEMENTE2 Asset (12)

Exhibit 6.100 - Purchase Agreement in respect of Series #SPIDER10 Asset (12)

Exhibit 6.101 - Purchase Agreement in respect of Series #GRAPES Asset (12)

Exhibit 6.102 - Purchase Agreement in respect of Series #09TROUT Asset (12)

Exhibit 6.103 - Purchase Agreement in respect of Series #JOBSMAC Asset (12)

III-2

Exhibit 6.104 - Purchase Agreement in respect of Series #AVENGE57 Asset (12)

Exhibit 6.105 - Purchase Agreement in respect of Series #PICNIC Asset (12)

Exhibit 6.106 - Purchase Agreement in respect of Series #79STELLA Asset (12)

Exhibit 6.107 - Purchase Agreement in respect of Series #KEROUAC Asset (13)

Exhibit 6.108 - Purchase Agreement in respect of Series #09BEAUX Asset (13)

Exhibit 6.109 - Purchase Agreement in respect of Series #13BEAUX Asset (13)

Exhibit 6.110 - Purchase Agreement in respect of Series #09RBLEROY Asset (13)

Exhibit 6.111 - Purchase Agreement in respect of Series #00MOUTON Asset (13)

Exhibit 6.112 - Purchase Agreement in respect of Series #11BELAIR Asset (13)

Exhibit 6.113 - Purchase Agreement in respect of Series #06BRM Asset (13)

Exhibit 6.114 - Purchase Agreement in respect of Series #17DUJAC Asset (13)

Exhibit 6.115 - Purchase Agreement in respect of Series #00NEWMAN Asset (13)

Exhibit 6.116 - Purchase Agreement in respect of Series #NASA1 Asset (13)

Exhibit 6.117 - Purchase Agreement in respect of Series #03KOBE2 Asset (13)

Exhibit 6.118 - Purchase Agreement in respect of Series #FAUBOURG2 Asset (13)

Exhibit 6.119 - Amended and Restated Upper90 Secured Demand Promissory Term Note (16)

Exhibit 6.120 - Purchase Agreement in respect of Series #03TACHE Asset (17)

Exhibit 6.121 - Purchase Agreement in respect of Series #04LEBRON Asset (17)

Exhibit 6.122 - Purchase Agreement in respect of Series #THOR Asset (17)

Exhibit 6.123 - Purchase Agreement in respect of Series #85NES Asset (17)

Exhibit 6.124 - Purchase Agreement in respect of Series #WILDGUN Asset (17)

Exhibit 6.125 - Purchase Agreement in respect of Series #88MARIO Asset (17)

Exhibit 6.126 - Purchase Agreement in respect of Series #GOLDENEYE Asset (17)

Exhibit 6.127 - Purchase Agreement in respect of Series #13MUSIGNY Asset (17)

Exhibit 6.128 - Purchase Agreement in respect of Series #DIMAGGIO2 Asset (17)

Exhibit 6.129 - Purchase Agreement in respect of Series #85JORDAN Asset (17)

Exhibit 6.130 - Purchase Agreement in respect of Series #00BRADY Asset (17)

Exhibit 6.131 - Purchase Agreement in respect of Series #34GEHRIG Asset (17)

Exhibit 6.132 - Purchase Agreement in respect of Series #69KAREEM Asset (17)

Exhibit 6.133 - Purchase Agreement in respect of Series #16KOBE Asset (17)

Exhibit 6.134 - Purchase Agreement in respect of Series #MOONSHOE Asset

Exhibit 6.135 - Purchase Agreement in respect of Series #70AARON Asset

Exhibit 6.136 - Purchase Agreement in respect of Series #13GIANNIS Asset

Exhibit 6.137 - Purchase Agreement in respect of Series #03LEBRON2 Asset

Exhibit 6.138 - Purchase Agreement in respect of Series #BULLSRING Asset

Exhibit 6.139 - Purchase Agreement in respect of Series #09COBB Asset

Exhibit 6.140 - Purchase Agreement in respect of Series #18LAMAR Asset

Exhibit 6.141 - Purchase Agreement in respect of Series #51HOWE Asset

Exhibit 6.142 - Purchase Agreement in respect of Series #86FLEER Asset

Exhibit 6.143 - Purchase Agreement in respect of Series #58PELE Asset

Exhibit 6.144 - Purchase Agreement in respect of Series #58PELE2 Asset

Exhibit 6.145 - Purchase Agreement in respect of Series #04MESSI Asset

Exhibit 6.146 - Purchase Agreement in respect of Series #99TMB2 Asset

Exhibit 6.147 - Purchase Agreement in respect of Series #98KANGA Asset

Exhibit 6.148 - Purchase Agreement in respect of Series #FEDERAL Asset

Exhibit 8.1 – Subscription Escrow Agreement (1)

Exhibit 8.2 – Custodian Agreement with DriveWealth, LLC (5)

Exhibit 11.1 – Consent of EisnerAmper LLP

Exhibit 12.1 – Opinion of Duane Morris LLP

Exhibit 13.1 – Amended and Restated Testing the Water Materials (3)

(1)Previously filed as an Exhibit to the Company’s Form 1-A filed with the Commission on August 13, 2019

(2)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on August 19, 2019

(3)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on September 16, 2019

III-4

(4)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on October 4, 2019

(5)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on October 21, 2019

(6)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on November 15, 2019

(7)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on December 5, 2019

(8)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on February 7, 2020

(9)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on March 31, 2020

(10)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on May 26, 2020

(11)Previously filed as an exhibit to the Company’s Form1-A/A filed with the Commission on July 10, 2020

(12)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on August 7, 2020

(13)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on September 15, 2020

(14)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on September 28, 2020

(15)Exhibit 6.59 has been restated and replaced in its entirety with Exhibit 6.119

(16)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on October 8, 2020

(17)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on October 15, 2020

III-4

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RSE ARCHIVE MANAGER, LLC

By: RSE Markets, Inc., its managing member

By: /s/ George J. Leimer

Name: George J. Leimer

Title: Chief Executive Officer

This report has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ George J. Leimer Name: George J. Leimer	Chief Executive Officer of RSE Markets, Inc. (Principal Executive Officer)	November 10, 2020
/s/ Maximilian F. Niederste-Ostholt Name: Maximilian F. Niederste-Ostholt	Chief Financial Officer of RSE Markets, Inc. (Principal Financial Officer)	November 10, 2020
RSE ARCHIVE MANAGER, LLC By: /s/ George J. Leimer Name: George J. Leimer Title: Chief Executive Officer	Managing Member	November 10, 2020